UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

227 W. Monroe Street Suite 3000 Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 634-9200

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT

June 30, 2016

COLUMBIA ACORN FAMILY OF FUNDS

Class A, B, C, I, R, R4, R5, Y and Z Shares
Managed by Columbia Wanger Asset Management, LLC

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

COLUMBIA ACORN FAMILY OF FUNDS

>NET ASSET VALUE PER SHARE as of 6/30/16

	Columbia Acorn Fund®	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Class A	$15.57	$38.28	$17.80	$20.93	$12.58	$14.50	$10.36	$14.16
Class B	N/A	$36.88	N/A	N/A	N/A	N/A	N/A	N/A
Class C	$11.07	$36.73	$13.46	$19.51	$9.15	$14.55	$10.28	$14.00
Class I	$17.40	$38.42	$20.01	$21.22	$14.01	N/A	$10.41	$14.17
Class R	N/A	$38.20	N/A	N/A	N/A	N/A	N/A	N/A
Class R4	$17.80	$38.64	$20.44	$21.36	$14.33	$14.39	$10.46	$14.24
Class R5	$17.89	$38.36	$20.50	$21.35	$14.38	$14.41	$10.46	$14.31
Class Y	$17.97	$38.68	$20.61	$21.34	$14.47	$14.39	$10.37	N/A
Class Z	$17.31	$38.37	$19.78	$21.21	$13.88	$14.32	$10.39	$14.18

Class I shares are available only to the Columbia funds, such as Columbia Thermostat Fund, and are not available to individual investors. Class R, R4, R5, Y and Z shares are sold at net asset value and have limited eligibility. Please see the Funds' prospectuses for details. The Columbia Acorn Family of Funds offer multiple share classes, not all necessarily available through all financial intermediaries, and the ratings assigned to the various share classes by mutual fund rating agencies may vary. Contact us for details.

2016 MID-YEAR DISTRIBUTIONS

The following table lists the mid-year distributions for the Columbia Acorn Family of Funds. The record date was June 6, 2016, and the ex-dividend and payable date was June 7, 2016. The information provided for each Fund applies to all share classes of the Fund.

Fund (all share classes)	Short-Term Capital Gain	Long-Term Capital Gain	Ordinary Income
Columbia Acorn Fund	None	2.05420	None
Columbia Acorn International	None	0.25773	None
Columbia Acorn USA	None	2.67186	None
Columbia Acorn International Select	None	None	None
Columbia Acorn Select	None	1.22021	None
Columbia Thermostat Fund	None	0.27114	0.04997
Columbia Acorn Emerging Markets Fund	None	None	None
Columbia Acorn European Fund	None	None	0.02638

The views expressed in the report commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to a specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust.

A View on Brexit

Global equity markets were caught on the back foot by the outcome of the UK referendum on continued European Union (EU) membership. The long-term political and economic implications of this decision are potentially vast and impossible to discern at this stage, not least because they will be shaped by how policymakers respond. As investors globally reprice risk and reposition portfolios in light of currency sensitivity and how they expect this outcome to bear differently on sectors, countries and companies, there will be mispricing opportunities. This is good for stock pickers and we expect to be active. We will be looking closely at how strong players in diverse industries might improve their competitive positions, as growth opportunities become more scarce and costs of capital among competitors more differentiated. We expect the relatively high balance sheet and business model quality of the stocks that we hold in the Columbia Acorn Funds to prove helpful in coming quarters because the risk premium has gone up, as evidenced by increased volatility, compressed multiples in some pockets of the market such as European banks, and sharp currency swings.

This political development is nonetheless clearly a negative one. The United Kingdom is the fifth largest economy in the world and the second largest within the EU. It has been a member of the European Economic Community (precursor to the EU) since 1973.i The UK exit raises uncertainties about global growth, heightens risk aversion, and it will preoccupy European policymakers at a time when they are already challenged by anemic growth, high unemployment, refugee immigration flows, and international and domestic security concerns.

While many market observers view the outcome of the referendum as a comment on, and existential threat to, the overall European integration project, it may, rather, reflect a larger process at work, namely increasing middle-class discontent with the perceived consequences of globalization in industrialized democracies. Rising populism and nativist resentments in Europe and the United States could be harbingers of future policy regimes that place less value on minimizing trade friction, and the mobility of capital and labor, all of which have contributed to global prosperity. The evolving framework for global trade and investment over the last 25 years has been an enormous engine of global growth. During this period, a substantial percentage of the world's population once living within largely economically isolated communist states was integrated into the modern global economy as producers and consumers. This has raised standards of living in emerging markets and reduced the cost of consumer goods in industrialized countries, while creating new and growing markets for the sort of technologically sophisticated exports that support high-paying jobs in industrialized countries.

The Columbia Acorn Funds have benefited meaningfully from these trends. With Brexit, the EU will lose its strongest advocate of economic liberalism, which has served as an important counterpoint to statist perspectives in Germany and France. At a minimum, it appears that domestic policies are poised to pivot toward the populist issue of economic inequality, which in Europe may manifest itself in a slowdown or reversal of structural reforms in EU labor markets, with negative consequences for productivity and, with it, standards of living. Fiscal tightening, where necessary, could be scaled back as a salve to populists, and it seems likely that industrialized countries will see increased constraints on immigration, even where demographically driven labor shortages exist.

While this could well be regarded as overall bad news for asset owners, opportunities will likely present themselves. For many years, the Columbia Acorn Funds have explored how factory automation is deployed to reduce labor costs or to replace labor altogether, trends which could be accelerated by a reduction in immigration. London will fight hard to retain its role as the center of European finance, but bank chiefs are already talking about decamping elsewhere, which could create opportunity in continental European real estate and construction. As corporate investment decision-making and household spending slow amidst the uncertainty, fiscal stimulus could be sought via public infrastructure projects, which would be good for constructors and suppliers of building materials. Public policy that increases labor's share of income would benefit consumer companies oriented to a lower middle class demographic. Other policy interventions could result in continued ultra-low interest rates, with implications for interest-rate sensitive businesses. In any case, it seems that earnings growth will continue to be a scarce factor in a low-growth world.

P. Zachary Egan

President and Global Chief Investment Officer
Columbia Wanger Asset Management, LLC

i  http://ukandeu.ac.uk/fact-figures/when-did-britain-decide-to-join-the-european-union/

COLUMBIA ACORN FAMILY OF FUNDS

TABLE OF CONTENTS

Description of Indexes	1
Share Class Performance	2
Fund Performance vs. Benchmarks	3
Columbia Acorn® Fund
In a Nutshell	4
At a Glance	5
Statement of Investments	23
Columbia Acorn International®
In a Nutshell	6
At a Glance	7
Statement of Investments	30
Portfolio Diversification	36
Columbia Acorn USA®
In a Nutshell	8
At a Glance	9
Statement of Investments	37
Columbia Acorn International SelectSM
In a Nutshell	10
At a Glance	11
Statement of Investments	42
Portfolio Diversification	45
Columbia Acorn SelectSM
In a Nutshell	12
At a Glance	13
Statement of Investments	46
Columbia Thermostat FundSM
In a Nutshell	14
At a Glance	15
Statement of Investments	49
Columbia Acorn Emerging Markets FundSM
In a Nutshell	16
At a Glance	17
Statement of Investments	51
Portfolio Diversification	55
Columbia Acorn European FundSM
In a Nutshell	18
At a Glance	19
Statement of Investments	56
Portfolio Diversification	59
Understanding Your Expenses	20
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	60
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights	70
Notes to Financial Statements	86
Board Approval of the Advisory Agreement	97
Expense Information	102

COLUMBIA ACORN FAMILY OF FUNDS

DESCRIPTIONS OF INDEXES INCLUDED IN THIS REPORT

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500® Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  MSCI AC Europe Small Cap Index (Net) captures a small-cap representation across 21 markets in Europe. The index covers approximately 14% of the free float-adjusted market capitalization across each market country in Europe.

•  MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.

•  MSCI ACWI ex USA SMID Cap Index (Net) captures a mid- and small-cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging market countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.

•  MSCI Emerging Markets SMID Cap Index (Net) captures a mid- and small-cap representation across 23 emerging market countries. The index covers approximately 29% of the free float-adjusted market capitalization in each country.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  S&P Developed Ex-U.S. Between $2B and $10B® Index is a subset of the broad market selected by the index sponsor that represents the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B® Index represents the institutionally investable capital of 22 emerging market countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index currently consists of the following emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•  S&P Europe Between $500M and $5B® Index represents the institutionally investable capital of 16 European countries, as determined by S&P, with market caps ranging between $500 million to $5 billion. The index consists of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. Between $500M and $5B® Index is a subset of the broad market selected by the index sponsor that represents the mid- and small-cap developed and emerging markets, excluding the United States.

•  S&P MidCap 400® Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

COLUMBIA ACORN FAMILY OF FUNDS

SHARE CLASS PERFORMANCE Average Annual Total Returns through 6/30/16

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn® Fund
Year to date*	-0.37%	-6.13%	N/A	N/A	-0.74%	-1.58%	-0.18%	N/A	-0.23%	-0.18%	-0.18%	-0.18%
1 year	-8.16%	-13.44%	N/A	N/A	-8.82%	-9.24%	-7.82%	N/A	-8.01%	-7.85%	-7.83%	-7.84%
5 years	6.05%	4.80%	N/A	N/A	5.28%	5.28%	6.42%	N/A	6.30%	6.37%	6.41%	6.36%
10 years	5.96%	5.34%	N/A	N/A	5.16%	5.16%	6.31%	N/A	6.24%	6.28%	6.30%	6.27%
Columbia Acorn International®
Year to date*	-1.42%	-7.08%	-1.78%	-6.66%	-1.79%	-2.77%	-1.24%	-1.60%	-1.33%	-1.26%	-1.23%	-1.29%
1 year	-7.65%	-12.96%	-8.49%	-12.90%	-8.33%	-9.21%	-7.30%	-8.01%	-7.46%	-7.34%	-7.30%	-7.40%
5 years	2.65%	1.44%	1.85%	1.51%	1.89%	1.89%	3.04%	2.28%	2.90%	2.99%	3.02%	2.96%
10 years	4.79%	4.17%	4.06%	4.06%	3.99%	3.99%	5.18%	4.46%	5.10%	5.14%	5.16%	5.13%
Columbia Acorn USA®
Year to date*	0.82%	-5.00%	N/A	N/A	0.46%	-0.38%	1.01%	N/A	0.90%	0.94%	1.03%	0.92%
1 year	-7.40%	-12.72%	N/A	N/A	-8.05%	-8.57%	-7.02%	N/A	-7.21%	-7.10%	-7.03%	-7.18%
5 years	6.97%	5.72%	N/A	N/A	6.23%	6.23%	7.40%	N/A	7.25%	7.30%	7.35%	7.24%
10 years	5.75%	5.13%	N/A	N/A	4.97%	4.97%	6.12%	N/A	6.04%	6.07%	6.09%	6.04%
Columbia Acorn International SelectSM
Year to date*	-1.88%	-7.51%	N/A	N/A	-2.25%	-3.23%	-1.62%	N/A	-1.75%	-1.70%	-1.70%	-1.71%
1 year	-6.61%	-11.98%	N/A	N/A	-7.37%	-8.28%	-6.21%	N/A	-6.35%	-6.29%	-6.24%	-6.36%
5 years	1.76%	0.57%	N/A	N/A	0.97%	0.97%	2.14%	N/A	2.05%	2.10%	2.13%	2.07%
10 years	4.28%	3.66%	N/A	N/A	3.45%	3.45%	4.66%	N/A	4.60%	4.63%	4.64%	4.61%
Columbia Acorn SelectSM
Year to date*	-1.32%	-7.00%	N/A	N/A	-1.77%	-2.64%	-1.13%	N/A	-1.17%	-1.17%	-1.17%	-1.21%
1 year	-7.56%	-12.86%	N/A	N/A	-8.25%	-8.79%	-7.21%	N/A	-7.33%	-7.27%	-7.24%	-7.28%
5 years	5.48%	4.24%	N/A	N/A	4.70%	4.70%	5.89%	N/A	5.75%	5.80%	5.83%	5.78%
10 years	5.17%	4.55%	N/A	N/A	4.36%	4.36%	5.54%	N/A	5.46%	5.49%	5.50%	5.48%
Columbia Thermostat FundSM
Year to date*	3.57%	-2.37%	N/A	N/A	3.20%	2.20%	N/A	N/A	3.67%	3.74%	3.74%	3.69%
1 year	2.53%	-3.37%	N/A	N/A	1.74%	0.75%	N/A	N/A	2.75%	2.82%	2.81%	2.76%
5 years	6.21%	4.96%	N/A	N/A	5.42%	5.42%	N/A	N/A	6.45%	6.48%	6.51%	6.46%
10 years	5.88%	5.25%	N/A	N/A	5.08%	5.08%	N/A	N/A	6.13%	6.15%	6.16%	6.13%
Columbia Acorn Emerging Markets FundSM
Year to date*	1.17%	-4.60%	N/A	N/A	0.78%	-0.22%	1.46%	N/A	1.36%	1.36%	1.37%	1.27%
1 year	-14.75%	-19.63%	N/A	N/A	-15.39%	-16.23%	-14.33%	N/A	-14.46%	-14.37%	-14.35%	-14.52%
Life of Fund	1.44%	0.21%	N/A	N/A	0.71%	0.71%	1.84%	N/A	1.77%	1.80%	1.83%	1.72%
Columbia Acorn European FundSM
Year to date*	-3.84%	-9.37%	N/A	N/A	-4.14%	-5.10%	-3.70%	N/A	-3.75%	-3.73%	N/A	-3.70%
1 year	-6.08%	-11.49%	N/A	N/A	-6.74%	-7.67%	-5.78%	N/A	-5.82%	-5.83%	N/A	-5.84%
Life of Fund	8.27%	6.96%	N/A	N/A	7.48%	7.48%	8.59%	N/A	8.56%	8.55%	N/A	8.55%

*Not annualized.

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results may have been lower. Please see Note 4, "Fees and Other Transactions With Affiliates" in the Notes to Financial Statements of this report for information on contractual fee waiver and expense reimbursement agreements in place on June 30, 2016, for Columbia Acorn International, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund and voluntary fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Acorn International Select and Columbia Acorn Select.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Continued on Page 3.

FUND PERFORMANCE VS. BENCHMARKS Class Z Average Annual Total Returns through 6/30/16

Class Z Shares	2nd quarter*	Year to date*	1 year	5 years	10 years	Life of Fund
Columbia Acorn® Fund (ACRNX) (6/10/70)	2.58%	-0.18%	-7.84%	6.36%	6.27%	14.04%
Russell 2500 Index	3.57%	3.98%	-3.67%	9.48%	7.32%	N/A
S&P 500 Index**	2.46%	3.84%	3.99%	12.10%	7.42%	10.80%
Columbia Acorn International® (ACINX) (9/23/92)	-1.41%	-1.29%	-7.40%	2.96%	5.13%	10.04%
MSCI ACWI Ex USA SMID Cap Index (Net)	-1.32%	-0.31%	-6.13%	1.76%	3.43%	N/A
S&P Global Ex-U.S. Between $500M and $5B Index	0.24%	1.98%	-5.35%	2.49%	4.76%	7.86%
Columbia Acorn USA® (AUSAX) (9/4/96)	7.41%	0.92%	-7.18%	7.24%	6.04%	9.93%
Russell 2000 Index	3.79%	2.22%	-6.73%	8.35%	6.20%	7.88%
Columbia Acorn Int'l SelectSM (ACFFX) (11/23/98)	0.19%	-1.71%	-6.36%	2.07%	4.61%	7.85%
MSCI ACWI Ex USA Index (Net)	-0.64%	-1.02%	-10.24%	0.10%	1.87%	N/A
S&P Developed Ex-U.S. Between $2B and $10B Index	-1.12%	-0.29%	-4.03%	3.58%	3.66%	6.98%
Columbia Acorn SelectSM (ACTWX) (11/23/98)	-0.89%	-1.21%	-7.28%	5.78%	5.48%	9.27%
S&P MidCap 400 Index	3.99%	7.93%	1.33%	10.55%	8.55%	10.01%
Columbia Thermostat FundSM (COTZX) (9/25/02)	1.81%	3.69%	2.76%	6.46%	6.13%	7.40%
S&P 500 Index	2.46%	3.84%	3.99%	12.10%	7.42%	9.29%
Barclays U.S. Aggregate Bond Index	2.21%	5.31%	6.00%	3.76%	5.13%	4.59%
50/50 Blended Benchmark	2.34%	4.68%	5.25%	8.07%	6.60%	7.20%
Columbia Acorn Emerging Markets FundSM (CEFZX) (8/19/11)	1.86%	1.27%	-14.52%	—	—	1.72%
MSCI Emerging Markets SMID Cap Index (Net)	0.15%	3.21%	-12.19%	—	—	-1.35%
S&P Emerging Markets Between $500M and $5B Index	1.96%	6.78%	-10.01%	—	—	0.71%
Columbia Acorn European FundSM (CAEZX) (8/19/11)	-4.80%	-3.70%	-5.84%	—	—	8.55%
MSCI AC Europe Small Cap Index (Net)	-6.71%	-7.52%	-7.58%	—	—	9.66%
S&P Europe Between $500M and $5B Index	-6.07%	-7.22%	-7.87%	—	—	9.79%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R shares for Columbia Acorn International is 8/2/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12, except that Class Y shares of Columbia Acorn Emerging Markets Fund commenced operations on 6/13/13 and Class R4 shares of Columbia Acorn European Fund commenced operations on 6/25/14. The inception date for Class R5 shares of Columbia Acorn International is 8/2/11. The inception date for Class R4 and Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. Class Y shares for Columbia Acorn European Fund are not currently available for purchase.

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500® Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 1 for a description of the indexes listed above.

COLUMBIA ACORN® FUND

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Fritz Kaegi Co-Portfolio Manager

Matthew A. Litfin Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Fund Class Z shares gained 2.58% in the second quarter of 2016, compared to a 3.57% gain of the Fund's primary benchmark, the Russell 2500 Index. For the first six months of the year, the Fund posted a slight loss of 0.18%, while the benchmark gained 3.98%. During the second quarter, U.S. small-cap stocks outpaced global equities, as smaller U.S. companies were aided by their lower sensitivity to both a rising U.S. dollar and concerns about the potential fallout from the Brexit vote.†

The Fund's relative performance in the quarter was negatively impacted by its overweight in the transportation and biotech industries, and its long-standing underweight in real estate investment trusts and utilities during a quarter in which a global search for yield fueled dividend-paying stocks. The more growth-oriented, profitable names that the Fund typically owns were out of favor in the second quarter, as value continued to outperform growth, as it did year to date. While these market shifts were not ideal for our growth-at-a reasonable-price approach, market leadership ebbs and flows over time, and we were pleased to see that, while sector allocation detracted from overall performance, strong stock selection added over 100 basis points to Fund returns in the quarter. We view this as confirmation that our recent repositioning efforts are taking the Fund in the right direction. We added 22 new positions in the second quarter and sold 20 names. We continue to move away from lower-conviction, sub-scale positions, and toward meaningful exposure to higher-quality names that we believe have significant future growth potential and strong prospects for outsized return on capital profiles.

The Fund's top two contributors to performance in the second quarter were IT stocks that had strong gains on acquisition news. Demandware, an e-commerce website platform for retailers, gained 91% after agreeing to be acquired by Salesforce.com. Cvent, a provider of software used by corporate event planners and hotels, saw its stock rise 60% following the announcement of its agreement to be acquired by Vista Equity Partners. We sold both positions, capturing nice gains for the Fund.

We shifted assets toward health care equipment names, increasing the Fund's overweight in the health care sector. We believe this area of the health care industry offers solid growth potential through companies with good reinvestment possibilities and high rates of return. We also increased the Fund's exposure to diversified financial services companies in the quarter, although the market has punished companies like Lazard and Jones Lang

LaSalle for a slowdown in transaction-oriented business. These holdings were the top two detractors from performance in the quarter, with Lazard, a provider of corporate advisory and asset management services, falling 22% and Jones Lang LaSalle, a provider of real estate services, declining 17%. We took advantage of the declines to add to both positions in the first half of the year, as we believe both companies are high-quality franchises with strong long-term outlooks.

We are excited about the potential that we feel exists in the Fund's newly repositioned portfolio. Looking at trailing three-year weighted average earnings per share (EPS) growth in the portfolio at quarter end, the portfolio showed EPS growth of 18%, which is significantly higher than the benchmark's 10%. Last year at this time, the same number was 12% for the Fund, so we have tilted the portfolio toward faster growers. Our renewed emphasis on high-quality growth names in the Fund has led us to companies that we believe not only have high rates of return, but that are industry leaders with consistent long-term performance, future growth potential, and that have the ability to reinvest new capital at above-average rates of return.

†The Russell 2500 Index gained 3.57% in the second quarter, which compares to a 2.46% return for the U.S. large-cap S&P 500 Index and a 1.46% decline of the MSCI EAFE Index (Net), a measure of large-cap international equity performance. The S&P Global Ex-U.S. Small Cap Index, which is made up of the bottom 20% of institutionally investable capital outside the United States, was down 0.69% in the second quarter.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN® FUND

AT A GLANCE

Total Net Assets of the Fund:
$5.7 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn® Fund Class Z Shares

June 10, 1970 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (6/10/70 inception)	2.58%	-0.18%	-7.84%	6.36%	6.27%	14.04%
Class A (10/16/00 inception)
without sales charge	2.47	-0.37	-8.16	6.05	5.96	13.67
with sales charge	-3.44	-6.13	-13.44	4.80	5.34	13.53
Russell 2500 Index*	3.57	3.98	-3.67	9.48	7.32	N/A

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 0.82% for Class Z shares and 1.07% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/16

Top 10 Holdings

as a percentage of net assets, as of 6/30/16

1.	Align Technology Invisalign System to Correct Malocclusion (Crooked Teeth)	2.6%
2.	EdR Student Housing	1.6%
3.	Expeditors International of Washington International Freight Forwarder	1.6%
4.	Vail Resorts Ski Resort Operator & Developer	1.5%
5.	VWR Distributor of Lab Supplies	1.4%
6.	Robert Half International Temporary & Permanent Staffing in Finance, Accounting & Other Professions	1.4%
7.	HealthSouth Inpatient Rehabilitation Facilities & Home Health Care	1.3%
8.	Acuity Brands Commercial Lighting Fixtures	1.2%
9.	Lazard Corporate Advisory & Asset Management	1.2%
10.	Toro Turf Maintenance Equipment	1.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL®

IN A NUTSHELL

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn International Class Z shares ended the second quarter down 1.41%, performing in line with the Fund's primary benchmark, the MSCI ACWI Ex USA SMID Cap Index (Net), which was down 1.32%. For the semiannual period, the Fund declined 1.29% versus a 0.31% drop for the benchmark. Major factors impacting markets in the quarter were the surprise outcome of the Brexit vote in the United Kingdom, continued strong performance from the commodities sector, and signs of strength in a number of developing economies, particularly in Southeast Asia.

As discussed in our letter at the front of this report, the United Kingdom's decision to exit the European Union was somewhat unexpected by global markets and triggered a short-term flight to safety as investors considered the potential consequences of this action. The immediate reaction was a rise in the U.S. dollar and the Japanese yen, while the UK pound fell to its lowest levels in the last 30 years. Renewed discussions of a prolonged low interest rate environment in most developed economies provided a positive jolt to many emerging markets with economies sensitive to global rates. While the Fund declined nearly 9% over the two trading days following the Brexit vote, it regained over half of this drop within a week. As long-term investors, our focus remained on the medium-term impacts this decision could have on Fund holdings, and the adjustments we made to the portfolio were modest. We did exit low-cost airline EasyJet, as we believe Brexit could impair business prospects on a two-year-plus view. Brexit makes it unclear how regulation might bear on EasyJet's ability to operate in and out of the United Kingdom, and also raises concerns about potential constraints on labor mobility, as continental Europeans working in the United Kingdom constitute an important part of EasyJet's customer base. Its stock declined 39% in the quarter. We took advantage of the short-term price volatility around the Brexit vote to add to the Fund's position in Rightmove soon after the quarter end. Rightmove is a UK provider of real estate listings via the Internet, and we struggle to see how Brexit will materially change prospects for the company going forward. In continental Europe, the Fund's long-standing strategic underweight in European banks proved positive, as the uncertainty raised by the referendum weighed heavily on these stocks.

One area that continued to perform well in the second quarter was commodities. Year to date, the energy and basic materials sectors of the benchmark were up over 13% in U.S. dollars (USD). Continued stable economic growth and very low interest rates across developed economies, combined with the positive effects of China's stimulus policies enacted in 2015, have reignited confidence in the underlying price for a number of basic materials. Those emerging markets dependent upon commodity exports outperformed, but were modest weights within the Fund and benchmark. Year to date within the Fund's small- to mid-cap equity benchmark, Brazil (+49% in USD), Russia (+38% in USD) and South Africa (+20% in USD) all rallied with strengthening currencies after mostly dismal 2015 performance. Tahoe Resources, a low-cost silver miner based in Guatemala, was the Fund's top contributor to performance, rising 50% in the quarter on the rebound in silver prices.

Current political uncertainty appears likely to drive a continuation of loose monetary policy in Japan and Europe for the near term. The low interest rate environment is fueling a global search for yield, buoying the prices of stable, cash-generative and dividend-paying stocks. Unprecedented intervention to keep interest rates low will eventually reverse, which we believe will make current valuations assigned to these "safe haven" securities hard to justify, particularly where there is little earnings growth. Accordingly, we have worked hard over recent quarters to increase the Fund's exposure to companies with solid earnings growth. We expect these businesses to prove more resilient should interest rates normalize. If this mean reversion takes longer than expected, this will likely be because of ongoing weak demand globally, in which case companies with growing earnings should command a valuation premium, also not a bad outcome for long-term growth investors. New Fund positions that reflect this focus on growth include DIP, an operator of online websites and mobile applications for temporary job listings in Japan. DIP is capitalizing on an aging Japanese population that is driving a labor shortage; a corporate preference for temporary workers to maintain flexibility and curb costs; and increased user preference for Internet and mobile job listings. Since 2009, full-time workers in Japan have declined by 2.35 million, while part-time jobs have increased by 1.17 million. Another new idea during the first half of 2016 was Actelion, a Swiss-based biopharmaceutical company focused on the discovery, development and commercialization of drugs for orphan diseases. Actelion is in the early innings of what we believe to be a strong and sustainable growth cycle fueled by two new drug therapies that are rapidly gaining share in the $5 billion-plus pulmonary hypertension market.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL®

AT A GLANCE

Total Net Assets of the Fund:
$5.7 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International® Class Z Shares

September 23, 1992 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn International at inception appreciated to $15,870 on May 31, 1994, the inception date of the MSCI ACWI Ex USA SMID Cap Index (Net). For comparison with the MSCI ACWI Ex USA SMID Cap Index (Net), we assigned the index the same value as the Fund at index inception.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	-1.41%	-1.29%	-7.40%	2.96%	5.13%	10.04%
Class A (10/16/00 inception)
without sales charge	-1.47	-1.42	-7.65	2.65	4.79	9.63
with sales charge	-7.14	-7.08	-12.96	1.44	4.17	9.35
MSCI ACWI Ex USA SMID Cap Index (Net)*	-1.32	-0.31	-6.13	1.76	3.43	N/A
S&P Global Ex-U.S. Between $500M and $5B	0.24	1.98	-5.35	2.49	4.76	7.86

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Prior to January 1, 2016, the S&P Global Ex-U.S. Between $500M and $5B Index was the Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 0.99% for Class Z shares and 1.24% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/16

Top 10 Holdings

as a percentage of net assets, as of 6/30/16

1.	Novozymes (Denmark) Industrial Enzymes	2.4%
2.	CCL Industries (Canada) Global Label Converter	2.1%
3.	Wirecard (Germany) Online Payment Processing & Risk Management	1.6%
4.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.5%
5.	Partners Group (Switzerland) Private Markets Asset Management	1.5%
6.	Domino's Pizza Enterprise (Australia) Domino's Pizza Operator in Australia & New Zealand	1.4%
7.	Trelleborg (Sweden) Manufacturer of Sealing, Dampening & Protective Solutions for Industry	1.4%
8.	Halma (United Kingdom) Health & Safety Sensor Technology	1.4%
9.	Rightmove (United Kingdom) Internet Real Estate Listings	1.3%
10.	Recruit Holdings (Japan) Recruitment & Media Services	1.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN USA®

IN A NUTSHELL

Matthew A. Litfin Lead Portfolio Manager	William J. Doyle Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn USA Class Z shares gained 7.41% in the second quarter of 2016, strongly outperforming the 3.79% gain of the Fund's primary benchmark, the Russell 2000 Index. The quarter's large lead over its benchmark was the result of strong individual stock performance across nearly all industry sectors. Year to date, the Fund's 0.92% gain was behind the benchmark's 2.22% return. Value stocks outpaced growth stocks during the semiannual period, holding back the relative performance of the Fund's growth-oriented portfolio.

Our analysts have been working hard for Fund shareholders and we have, in recent months, found many new opportunities to add higher-quality names to the Fund's portfolio. As noted above, our efforts paid off in the second quarter, as strong stock selection drove the Fund's performance more than three full percentage points above the benchmark's positive return. When we looked at the stock selection portion of Columbia Acorn USA's performance, we found that our analyst team had its best stock-picking quarter of the past decade in the second quarter for the Fund. We believe the portfolio that we established (and that we will continue to monitor and strive to improve upon) in the first half of 2016 should allow us to focus even more tightly on value creation and risk-adjusted performance for shareholders.

On an industry and sector basis in the quarter, real estate investment trusts (REITs) and utilities were strong performers within the benchmark, as investors went searching for yield. Material stocks were also strong in the Russell 2000, benefiting from the quarter's recovery in commodity prices. The Fund's underweight in these sectors detracted from performance; however, its overweight positions in the health care and information technology (IT) sectors contributed to relative outperformance in the quarter. The Fund has little exposure to REITs and utilities because many do not fit its growth-oriented style.

Within the IT sector in the Fund, Demandware, an e-commerce website platform for retailers and apparel manufacturers, and Cvent, a developer of software used by corporate event planners and hotels, gained 91% and 65% during the quarter, respectively, both on acquisition news. Demandware agreed to be acquired by Salesforce.com, and Cvent announced it was to be acquired by Vista Equity Partners. We sold both positions on the news. SPS Commerce, a provider of supply chain management software, was a large detractor in the first quarter but rebounded in the second, gaining 41%, as previous concerns related to a temporary disruption in its sales force abated.

The Fund participated in the June 23, 2016, initial public offering (IPO) of Twilio, a business software company offering an in-application communications software platform. Our analysis of the stock suggested the company had a competitive advantage in its market niche and would enjoy strong revenue growth for the long term. The market agreed with our assessment, and the stock rose dramatically following the IPO, gaining 139% in just one week. Applying our valuation discipline, we sold the position.

On the downside, Fiesta Restaurant Group, an owner/operator of two restaurant chains, was the top detractor in the quarter, falling 34%. The company experienced a slower start to the year, but we believe significant opportunity remains to expand its high-volume and differentiated Pollo Tropical restaurants. Virtu Financial, a high-speed trader, was also among the detractors, declining 18% in the quarter on disappointing year-over-year results. IPG Photonics fell 17% in the quarter; while IPG's position in fiber lasers remains solid, the company cut its outlook for 2016 due to weak demand from auto-related customers in Japan and on currency concerns. We will continue to monitor the performance of these companies and their stocks.

During the second quarter, Fund shareholders enjoyed the benefits of some of the repositioning that we implemented earlier in the year. We believe the companies that Columbia Acorn USA holds have strong prospects for solid earnings growth and stock price performance as we move into the second half of the year. Applying our time-tested valuation discipline, we will continue to scour the landscape to find the very best small-cap companies across industries.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN USA®

AT A GLANCE

Total Net Assets of the Fund:
$679.3 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn USA® Class Z Shares

September 4, 1996 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	7.41%	0.92%	-7.18%	7.24%	6.04%	9.93%
Class A (10/16/00 inception)
without sales charge	7.40	0.82	-7.40	6.97	5.75	9.57
with sales charge	1.22	-5.00	-12.72	5.72	5.13	9.24
Russell 2000 Index*	3.79	2.22	-6.73	8.35	6.20	7.88

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 1.18% for Class Z shares and 1.43% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/16

Top 10 Holdings

as a percentage of net assets, as of 6/30/16

1.	Toro Turf Maintenance Equipment	2.4%
2.	Drew Industries RV & Manufactured Home Components	2.1%
3.	VWR Distributor of Lab Supplies	1.9%
4.	Papa John's International Franchisor of Pizza Restaurants	1.9%
5.	HealthSouth Inpatient Rehabilitation Facilities & Home Health Care	1.8%
6.	MarketAxess Bond Exchange	1.8%
7.	Medidata Solutions Cloud-based Software for Drug Studies	1.8%
8.	UniFirst Uniform Rental	1.6%
9.	CoStar Group Commercial Real Estate Data Aggregator & Web Marketing for Retail Landlords	1.6%
10.	Ligand Pharmaceuticals Royalties from Licensing Drug Delivery Technology	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN INTERNATIONAL SELECTSM

IN A NUTSHELL

Stephen Kusmierczak Co-Portfolio Manager	Andreas Waldburg-Wolfegg Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn International Select Class Z shares ended the second quarter of 2016 up 0.19%, while the Fund's primary benchmark, the MSCI ACWI Ex USA Index (Net), fell 0.64%. Year to date through June 30, the Fund was down 1.71% versus a benchmark decline of 1.02%. The Fund's stock performance in the Asia ex Japan region helped to drive outperformance in the second quarter, as did stock selection and a modest overweight in Europe. Not surprising given the Brexit vote results, the Fund's exposure to the United Kingdom and Ireland was the largest regional detractor in the quarter, though we were underweight versus the benchmark in these markets.

On a sector basis, the Fund had strong performance in the information technology (IT) sector, benefiting from both its overweight exposure to the sector and its stock selection. The Fund had a U.S. dollar-adjusted gain of 9% in the IT sector, compared to a benchmark gain of 0.3%. The Fund's overweight in the consumer discretionary sector detracted from relative performance but returns benefited from good stock selection in the sector. We took advantage of weakness in the consumer discretionary sector to add to select, high-quality names that we believe have strong, long-term prospects.

Reflecting the Fund's IT strength, its three top contributors to performance in the quarter were IT names. NetEase.com, a Chinese provider of online gaming services, gained 35%. The company continued to deliver solid gaming revenue growth and improving e-commerce margins in the second quarter after gaining exclusive Chinese operating rights to such blockbuster games as Activision's "Overwatch" and Microsoft's "Minecraft." Wirecard, a German provider of online payment processing risk management services, declined in the first quarter on allegations of criminal misconduct. We did not believe the allegations had merit and added to the Fund's position on the decline. The market echoed our skepticism in the second quarter, driving a 16% rebound in the stock. Taiwan's Largan Precision, a manufacturer of mobile device camera lenses and modules, continued to dominate the high-end miniature lens business used in handsets and mobile devices, expanding its operating margin from 50% to 57% and enjoying a 19% gain in its stock in the quarter.

Other top contributors in the quarter included Japan's Bandai Namco, a maker of branded toys and related content. Up 18% in the quarter, the company continues to leverage its strong toy brands to enter new categories, such as mobile, and geographies beyond Japan. Up 13% in the quarter, KDDI, a mobile and fixed-line communication services provider in Japan, delivered steady growth by improving its average revenue per user, and its outlook remains stable.

On the downside, Eutelsat, a French provider of fixed satellite services, issued a profit warning for the current year, sending its stock down 42% in the quarter. Down 22%, Ryanair, a European low-cost airline based in Ireland, fell on uncertainties created by the Brexit decision. CCL Industries, a Canadian global label converter, was a strong outperformer last year, but so far this year a large rotation in the Canadian market toward energy and basic materials and out of the consumer space has hurt the stock, leading to an 8% decline in the second quarter. Fundamentals remain strong at CCL, and we expect that synergies following its acquisition of Checkpoint Systems will be substantially higher than official guidance. Rightmove, a UK provider of Internet real estate listings, fell 18% in the second quarter, moving sharply downward in the wake of Brexit.

In the second quarter, we saw a continuation of economic uncertainty around the world and increased political nervousness. We expect that there will continue to be uncertainties over the next 18 months, as some of the world's large democracies elect new presidents, and investors reposition portfolios in light of how they expect Brexit to impact different sectors, countries and companies. We have positioned the Fund defensively in the United Kingdom, focusing on companies that stand to benefit from pound weakness and taking advantage of market weakness to build exposure to select, high-quality consumer names. The Fund's more mid-cap focus allows us to fish in a pond where liquidity is high, making it possible for us to trade to take advantage of market volatility.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN INTERNATIONAL SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$110.0 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn International SelectSM Class Z Shares

November 23, 1998 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period. A $10,000 investment in Columbia Acorn International Select at inception appreciated to $17,309 on December 31, 2000, the month-end of the inception date of the MSCI ACWI Ex USA Index (Net). For comparison with the MSCI ACWI Ex USA Index (Net), we assigned the index the same value as the Fund at month-end of the index inception date.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	0.19%	-1.71%	-6.36%	2.07%	4.61%	7.85%
Class A (10/16/00 inception)
without sales charge	0.14	-1.88	-6.61	1.76	4.28	7.50
with sales charge	-5.64	-7.51	-11.98	0.57	3.66	7.14
MSCI ACWI Ex USA Index (Net)*	-0.64	-1.02	-10.24	0.10	1.87	N/A
S&P Developed Ex-U.S. Between $2B and $10B Index	-1.12	-0.29	-4.03	3.58	3.66	6.98

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Prior to January 1, 2016, the S&P Developed Ex-U.S. Between $2B and $10B Index was the Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 1.15% for Class Z shares and 1.40% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/16

Top 10 Holdings

as a percentage of net assets, as of 6/30/16

1.	Novozymes (Denmark) Industrial Enzymes	5.2%
2.	CCL Industries (Canada) Global Label Converter	5.2%
3.	Partners Group (Switzerland) Private Markets Asset Management	4.5%
4.	Wirecard (Germany) Online Payment Processing & Risk Management	4.1%
5.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	3.5%
6.	Aeon Mall (Japan) Suburban Shopping Mall Developer, Owner & Operator	3.5%
7.	Largan Precision (Taiwan) Mobile Device Camera Lenses & Modules	3.4%
8.	Amcor (Australia) Flexible & Rigid Packaging	3.1%
9.	NetEase.com (China) Chinese Online Gaming Services	3.0%
10.	Bandai Namco (Japan) Branded Toys & Related Content	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECTSM

IN A NUTSHELL

David L. Frank Co-Portfolio Manager	Matthew S. Szafranski Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.

Columbia Acorn Select Class Z shares ended the second quarter of 2016 down 0.89%, underperforming the 3.99% gain of the Fund's primary benchmark, the S&P MidCap 400 Index. For the first half of the year, the Fund was down 1.21%, while the benchmark gained 7.93%. The Fund's growth-oriented portfolio struggled in an investment environment that favored value during much of the six-month period. In the second quarter, we saw a continuation of the move toward more defensive areas of the market like utility and material stocks, which were top-performing sectors within the benchmark but are significant underweights in the Fund. At the end of the second quarter, the United Kingdom's vote to exit the European Union negatively impacted three Fund holdings with European exposure and detracted approximately 1.5% from Fund performance in the quarter. CWAM's global chief investment officer offers additional thoughts on Brexit at the beginning of this report.

The biggest detractor from performance in the second quarter and year to date was Union Agriculture, a farmland operator in Uruguay. Down 36% in the quarter, we decided to exit the position. For the sixth months ended June 30, this stock was down 55% and detracted 1.5% from performance.

As mentioned, the Fund owned stock in three U.S. companies that were hurt in the quarter by their exposure to Europe and the United Kingdom. Lazard, a provider of corporate advisory and asset management services, ended the quarter down 16%. The company's merger advisory services in Europe are expected to see sharp declines through the rest of 2016, and a strong dollar could negatively impact its asset management business in the near term. Jones Lang LaSalle, a provider of commercial real estate services worldwide, fell 17% on concerns of a decline in commercial real estate transaction and leasing volumes in China. Following the Brexit vote, these concerns expanded to include the United Kingdom and Europe. Liberty Global, a provider of cable TV franchises outside of the United States, fell 14%, as roughly 40% of its revenue is generated in the United Kingdom and the rest is generated in Europe. We do not believe that Brexit has diminished the long-term value of these companies.

Leading performance in the quarter, pizza franchisor Papa John's International gained 26%, as the company proved its ability to drive solid earnings in a promotional pizza environment. Communications towers owner Crown Castle International gained 18% in the quarter. The company benefited from both an increase in mobile data usage and, as a real estate investment trust, from the popularity of dividend-paying stocks among yield-hungry investors.

Nordson, a manufacturer of dispensing systems for adhesives and coatings, ended the quarter up 10%. After experiencing lackluster sales in 2015 like many industrials dependent on overseas revenues, Nordson returned to growth in the first half of 2016, benefiting from launches in new technology like mobile phones that utilize the company's cutting edge dispensing and testing technologies.

While we are disappointed with the Fund's underperformance in the first two quarters of the year, we believe it is important to remember that in a concentrated portfolio like Columbia Acorn Select's returns can fluctuate. As we've reshaped and concentrated the Fund's portfolio in the first half of the year, we have moved away from owning more speculative names, and we have focused on creating a portfolio of our analyst team's current top ideas. Eight of the Fund's 10 largest detractors from performance year to date were sold during the first half of the year, making way for higher-quality, higher-conviction stocks. At June 30, the Fund held 34 names, nearly half of which were added to the portfolio in the first six months of the year. The Fund's tilt toward the consumer discretionary and industrial sectors continues. Most importantly, we have refocused on durable, growth-at-a-reasonable price businesses that we believe will outperform over time.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN SELECTSM

AT A GLANCE

Total Net Assets of the Fund:
$335.7 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn SelectSM Class Z Shares

November 23, 1998 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-0.89%	-1.21%	-7.28%	5.78%	5.48%	9.27%
Class A (10/16/00 inception)
without sales charge	-0.97	-1.32	-7.56	5.48	5.17	8.93
with sales charge	-6.68	-7.00	-12.86	4.24	4.55	8.56
S&P MidCap 400 Index*	3.99	7.93	1.33	10.55	8.55	10.01

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 0.88% for Class Z shares and 1.13% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 6/30/16

Top 10 Holdings

as a percentage of net assets, as of 6/30/16

1.	LKQ Alternative Auto Parts Distribution	5.2%
2.	Align Technology Invisalign System to Correct Malocclusion (Crooked Teeth)	4.4%
3.	SVB Financial Group Bank to Venture Capitalists	4.3%
4.	HRG Group Holding Company	4.1%
5.	HealthSouth Inpatient Rehabilitation Facilities & Home Health Care	4.1%
6.	Amerco North American Moving & Storage	4.1%
7.	Papa John's International Franchisor of Pizza Restaurants	3.9%
8.	Crown Castle International Communications Towers	3.8%
9.	EdR Student Housing	3.8%
10.	Nordson Dispensing Systems for Adhesives & Coatings	3.5%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA THERMOSTAT FUNDSM

IN A NUTSHELL

David L. Frank Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which it invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. The Investment Manager may prefer an underlying fund in the Columbia Acorn Family of Funds over alternative investments. There can be no assurance that the Columbia Acorn Funds will outperform similar funds managed by the Investment Manager's affiliates. This is not an offer of the shares of any other mutual fund mentioned herein.

Class Z shares of Columbia Thermostat Fund, our fund of funds, ended the second quarter of 2016 up 1.81%. This compares to a 2.46% gain of the Fund's primary equity benchmark, the S&P 500 Index, and a 2.21% gain of the Fund's primary debt benchmark, the Barclays U.S. Aggregate Bond Index. The Fund's custom 50/50 Blended Benchmark gained 2.34% in the quarter. For the first half of the year, the Fund was up 3.69%, which compares to an S&P 500 return of 3.84%, a 5.31% gain of the Barclays index, and a 4.68% return of the Fund's custom blended benchmark.

The Fund's equity portfolio had a weighted average gain of 1.68% in the second quarter. Columbia Select Large Cap Growth Fund led equity gains, increasing 5.28% in the quarter. The weighted average gain for the bond portion of the Fund was 1.97%, with Columbia Total Return Bond Fund offering the top return of 2.95%.

The Fund hit three reallocation triggers in the second quarter. Buying equities when the market declined and selling them when the market rose, the Fund decreased exposure to its stock funds in April and June and increased its exposure in May.

As we mentioned last quarter, following our periodic review of underlying funds called for by Columbia Thermostat Fund's prospectus, we made several changes that were implemented on May 1, 2016. Columbia Income Opportunities Fund now has a 10% weight in the bond portfolio, down from 20%. Columbia U.S. Treasury Index Fund, a U.S. Treasury notes/bonds fund, was added to the bond portfolio with a 10% weight in the portfolio. We also adjusted the stock/bond allocation table levels up by 25 points.

So far in 2016, we have witnessed the remarkable, ongoing strength of longer duration bonds, especially U.S. Treasuries. At the same time, there has been a persistent choppiness in equity markets—early in the year due to worries over a slowdown in the United States as well as emerging markets economies, and then later on concerns about a slowdown in Europe following the Brexit vote. Given Columbia Thermostat Fund's ability to move money into and out of equities, the current volatile equity market environment caters to the Fund's investment style.

Results of the Underlying Funds Owned in Columbia Thermostat Fund

as of June 30, 2016

Stock Funds

Fund	Weightings in category	2nd quarter performance	Year-to-date performance
Columbia Acorn International, Class I	20%	-1.41%	-1.24%
Columbia Contrarian Core Fund, Class I	20%	1.75%	2.38%
Columbia Dividend Income Fund, Class I	20%	3.92%	7.40%
Columbia Acorn Fund, Class I	10%	2.56%	-0.18%
Columbia Acorn Select, Class I	10%	-0.81%	-1.13%
Columbia Large Cap Enhanced Core Fund, Class I	10%	1.25%	1.64%
Columbia Select Large Cap Growth Fund, Class I	10%	5.28%	-7.03%
Weighted Average Equity Gain	100%	1.68%	1.05%

Bond Funds

Fund	Weightings in category	2nd quarter performance	Year-to-date performance
Columbia Short Term Bond Fund, Class I	40%	0.84%	1.86%
Columbia Total Return Bond Fund, Class I	20%	2.95%	5.96%
Columbia U.S. Government Mortgage Fund, Class I	20%	1.73%	3.14%
Columbia Income Opportunities Fund, Class I	10%*	2.57%	5.41%
Columbia U.S. Treasury Index Fund, Class I	10%*	2.02%	5.25%
Weighted Average Income Gain	100%	1.97%	3.83%

*Changed effective May 1, 2016. Weighted average returns through the end of the period reflect linked returns between the previous fund weightings and the current weights in these positions.

Columbia Thermostat Fund Rebalancing in the Second Quarter

April 14, 2016	20% stocks, 80% bonds
May 16, 2016	25% stocks, 75% bonds
June 24, 2016	20% stocks, 80% bonds

The Fund's investments in the underlying funds may present certain risks, including the following. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund's investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than in investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, market risk, interest rate risk and prepayment and extension risk. In general, bond prices fall when interest rates rise and vice versa. This effect is more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to political, economic, market, social and other risks within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers.

COLUMBIA THERMOSTAT FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$1.2 billion

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Thermostat FundSM Class Z Shares

September 25, 2002 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.81%	3.69%	2.76%	6.46%	6.13%	7.40%
Class A (3/3/03 inception)
without sales charge	1.79	3.57	2.53	6.21	5.88	7.13
with sales charge	-4.07	-2.37	-3.37	4.96	5.25	6.67
S&P 500 Index*	2.46	3.84	3.99	12.10	7.42	9.29
Barclays U.S. Aggregate Bond Index*	2.21	5.31	6.00	3.76	5.13	4.59

Results for other share classes can be found on Page 2.

*The Fund's primary benchmarks. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 0.77% for Class Z shares and 1.02% for Class A shares. The returns shown for periods prior to the inception of the Fund's Class A shares append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 6/30/16

Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/16

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Contrarian Core Fund, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%
Columbia Total Return Bond Fund, Class I	20%
Columbia U.S. Government Mortgage Fund, Class I	20%
Columbia Income Opportunities Fund, Class I	10%
Columbia U.S. Treasury Index Fund, Class I	10%

COLUMBIA ACORN EMERGING MARKETS FUNDSM

IN A NUTSHELL

Fritz Kaegi Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Louis J. Mendes Co-Portfolio Manager	Satoshi Matsunaga Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging and frontier market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn Emerging Markets Fund Class Z shares gained 1.86% in the second quarter of 2016, outperforming the 0.15% return of the Fund's primary benchmark, the MSCI Emerging Markets SMID Cap Index (Net). Year to date through June 30, the Fund was up 1.27%, which compares to a 3.21% gain for the benchmark. During the second quarter, the Fund benefited from its large overweight in Southeast Asia and from our stock selection in this region. Good stock selection in the consumer discretionary sector also bolstered relative returns. For the year-to-date period, Fund performance relative to the benchmark was hurt by poor stock performance in China and India. There has been a significant divergence in performance between the more developing end of the emerging markets and the large continental economies of China and India, as the smaller, more developing markets have outperformed so far in 2016 on strengthening local currencies and a rebound in commodity prices.

On June 24, 2016, the Brexit bombshell hit the markets. Investors' initial reaction was to sell riskier assets, including emerging market equities, but, within a week, the Fund's benchmark closed above pre-Brexit levels. In contrast to the political uncertainties being felt in much of the developed world, the election of Rodrigo Duterte in the Philippines sparked a post-election rally in that country on hopes that the new president will implement needed infrastructure projects and tap into growth potential within the country. The Fund benefited from the rally and from our strong stock picking in this market, as Fund holdings in the Philippines provided a U.S. dollar-adjusted gain of 22% compared to an 8% gain in the benchmark for the quarter. The Fund also benefited from economic policies implemented by reform-oriented political leadership in Indonesia, where the Fund has a significant overweight relative to the benchmark and also outperformed in the second quarter.

We have maintained an emphasis in the Fund on companies benefiting from the rising aspirations and incomes of a growing middle class. This theme is behind the Fund's long-standing overweight in the consumer discretionary sector, which was the top-performing sector in the Fund in the second quarter. Four of the Fund's five top contributors to performance in the quarter were consumer discretionary stocks. Melco Crown (Philippines) Resorts, an integrated resort operator in Manila, declined last year on negative sentiment toward gaming in China. During the second quarter, the market took note of the company's solid fundamentals and its more domestic-driven business, leading to a 48% gain in the stock. Up 16%, Zee Entertainment Enterprises, an Indian programmer of pay TV content, rebounded from a first-quarter drop, benefiting from positive growth expectations. Tahoe Resources, a silver and gold miner in Guatemala, Canada and Peru, gained 51% on the back of significant increases in silver and gold prices. Xinhua Winshare Publishing, a Sichuan publisher, distributor and retailer, reported good results and also announced that officials approved its application to list on China's A-share market. Its stock gained 25% in the quarter.

On the downside, Sihuan Pharmaceutical Holdings Group, a Chinese generic drug manufacturer, was the biggest detractor during the second quarter and for the half year. Down 30% in the second quarter, the company was negatively impacted by a slowdown in health care spending in China and increasing price competition in the pharmaceutical industry. Going against the upward trend of the Fund's consumer discretionary holdings, Hoteles City Express, the leading budget hotel operator in Mexico, declined 19% in the quarter despite reporting positive year-over-year results. Adani Ports & Special Economic Zone, an Indian port operator, fell 19% on mixed first quarter results.

While growth rates have decelerated in most developed markets around the world, many emerging markets are offering accelerating growth in evolving and strengthening markets. We believe that emerging market economies benefiting from strong domestic demand fueled by reform-oriented political leadership—countries like the Philippines, India and Indonesia—offer distinct advantages and have minimal exposure to the political uncertainty in Europe and beyond. Over the long term, we believe the Fund should benefit from investing in high-quality businesses with good growth prospects at reasonable valuations, which can be found within our emerging market universe.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$158.7 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets FundSM Class Z Shares

August 19, 2011 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	1.86%	1.27%	-14.52%	1.72%
Class A (8/19/11 inception)
without sales charge	1.77	1.17	-14.75	1.44
with sales charge	-4.07	-4.60	-19.63	0.21
MSCI Emerging Markets SMID Cap Index (Net)*	0.15	3.21	-12.19	-1.35
S&P Emerging Markets Between $500M and $5B Index	1.96	6.78	-10.01	0.71

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Prior to January 1, 2016, the S&P Emerging Markets Between $500M and $5B Index was the Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 1.55% for Class Z shares and 1.80% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 6/30/16

Top 10 Holdings

as a percentage of net assets, as of 6/30/16

1.	Zee Entertainment Enterprises (India) Indian Programmer of Pay Television Content	4.0%
2.	Media Nusantara Citra (Indonesia) Media Company in Indonesia	3.5%
3.	Samui Airport Property Fund (Thailand) Thai Airport Operator	2.7%
4.	ModeTour Network (Korea) Travel Services	2.7%
5.	Grupo Aeroportuario del Sureste - ADR (Mexico) Mexican Airport Operator	2.6%
6.	Koh Young Technology (Korea) Inspection Systems for Printed Circuit Boards	2.6%
7.	Link Net (Indonesia) Fixed Broadband & CATV Service Provider	2.6%
8.	Commercial International Bank of Egypt (Egypt) Private Universal Bank in Egypt	2.3%
9.	Tikkurila (Finland) Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe	2.3%
10.	NewOcean Energy (China) Southern China Liquefied Petroleum Gas Distributor	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN EUROPEAN FUNDSM

IN A NUTSHELL

Andreas Waldburg-Wolfegg Co-Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.

Columbia Acorn European Fund Class Z shares fell 4.80% in the second quarter of 2016, while the Fund's primary benchmark, the MSCI AC Europe Small Cap Index (Net), dropped 6.71%. The Fund also performed better than the benchmark year to date through June 30, falling 3.70% compared to the benchmark's decline of 7.52%. For both periods, the Fund's performance was helped by good relative results in the Mediterranean region, which includes France, Greece, Italy, Portugal and Spain. The Fund's outperformance in this region was largely tied to our underweight and stock selection in the financials sector, where we have focused on brokerage, asset management and real estate names and away from European banks. As we've noted previously, we are skeptical about the long-term health of European banks, particularly those in Italy, and our concern has been shared by the market in recent quarters.

The June 23, 2016, vote by the United Kingdom to exit the European Union was a significant event in the second quarter. The economic implications for the United Kingdom and the European Union are potentially vast and will take years to address. In the aftermath of the vote, we have already seen the British pound decline to its lowest level in decades, while the Bank of England predicts a decline in GDP and rise in unemployment tied to Brexit. CWAM's global chief investment officer's thoughts on Brexit are presented in a more extensive letter at the beginning of this quarterly report.

Columbia Acorn European Fund was underweight the United Kingdom versus the benchmark going into the vote and did benefit slightly from this positioning. This underweight was the result of our bottom up, fundamental analysis on UK companies and relative valuations, not a prediction on the Brexit vote. We did, however, take advantage of the volatility caused by the Brexit debate prior to the vote to add to positions like Rightmove, a UK Internet real estate listing site, and WH Smith, a newsprint, book and general stationary retailer. While both stocks ended the quarter among the Fund's worst detractors, we don't see a meaningful, long-term impairment of their businesses due to Brexit. The Fund's one UK sale in the quarter was natural sweetener manufacturer PureCircle, which fell 27% in the quarter on concerns unrelated to the referendum results.

Despite the volatile macroeconomic climate in the United Kingdom, Abcam, a UK company that sells antibodies online, ended the quarter up 21% and was the third largest contributor to Fund performance. Abcam actually benefits from a weaker pound, as only 4% of its revenues are generated in the United Kingdom but 20% of its costs are incurred there. During the second quarter, the company also reported strong growth of 18% driven by business in China and its proprietary solution, Rabmab. News that a competitor had its license suspended also supported Abcam's stock. Another top-contributing name was Wirecard, an online payment processing and risk management company based in Germany, which gained 16% in the quarter. Allegations against Wirecard published earlier in the year caused a first-quarter downturn in the stock. Further investigation—both our own and by the broader market—contradicted the report and led to an uptick in the stock in the second quarter. We added to Wirecard on the decline and were pleased to see our conviction in the stock echoed by the broader market in the second quarter.

We believe that macroeconomic and political risks have increased in Europe, and we expect two important outcomes to follow. First, there will be a continuation of low interest rate policies. The Bank of England and the European Central Bank both held interest rates at current, record-low levels at their meetings following the quarter end. This lower-for-longer environment could help support high valuations in equity markets. Second, there appears to be at least a temporary decline in anti-EU sentiment. Following the Brexit vote and the resulting sharp, negative market reaction, continental European populist parties promoting an EU exit saw their support in polls decline. This shift was apparent in the results of the June 26 elections in Spain and in polling conducted in Germany, France and the Netherlands. Furthermore, outcomes of French and Italian elections in 2017 will provide indications of the direction Europe is likely to take without the United Kingdom. The path of the UK's exit from the EU will be tedious and complicated, and the long-term impacts difficult to assess. Our focus will continue to be on identifying companies that can outgrow their peers in most economic conditions and offer good value to long-term investors.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA ACORN EUROPEAN FUNDSM

AT A GLANCE

Total Net Assets of the Fund:
$58.2 million

Performance data shown below represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance data reflects fee waivers or reimbursements of Fund expenses, if any; in their absence, performance results would have been lower. Indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index. Please visit investor.columbiathreadneedleus.com for performance data current to the most recent month-end.

The Growth of a $10,000 Investment in Columbia Acorn European FundSM Class Z Shares

August 19, 2011 (Fund inception) through June 30, 2016

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period.

Average Annual Total Returns for period ended June 30, 2016

	2nd quarter	Year to date	1 year	Life of Fund
Class Z (8/19/11 inception)	-4.80%	-3.70%	-5.84%	8.55%
Class A (8/19/11 inception)
without sales charge	-4.87	-3.84	-6.08	8.27
with sales charge	-10.34	-9.37	-11.49	6.96
MSCI AC Europe Small Cap Index (Net)*	-6.71	-7.52	-7.58	9.66
S&P Europe Between $500M and $5B Index	-6.07	-7.22	-7.87	9.79

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark effective January 1, 2016. Prior to January 1, 2016, the S&P Europe Between $500M and $5B Index was the Fund's primary benchmark. Please see Page 1 for index descriptions.

Returns for Class A shown with and without the maximum initial sales charge of 5.75%. As stated in the May 1, 2016, prospectus, as supplemented June 27, 2016, the Fund's annual operating expense ratio is 1.51% for Class Z shares and 1.76% for Class A shares.

Portfolio Diversification

as a percentage of net assets, as of 6/30/16

Top 10 Holdings

as a percentage of net assets, as of 6/30/16

1.	Munksjo (Finland)† Specialty Paper Maker	3.6%
2.	Wirecard (Germany) Online Payment Processing & Risk Management	3.0%
3.	Halma (United Kingdom) Health & Safety Sensor Technology	3.0%
4.	SimCorp (Denmark) Software for Investment Managers	2.6%
5.	Aurelius (Germany) European Turnaround Investor	2.5%
6.	Trelleborg (Sweden) Manufacturer of Sealing, Dampening & Protective Solutions for Industry	2.5%
7.	Recipharm (Sweden) Contract Development Manufacturing Organization	2.5%
8.	Prosegur (Spain) Security Guards	2.4%
9.	Unibet (Sweden) European Online Gaming Operator	2.3%
10.	Partners Group (Switzerland) Private Markets Asset Management	2.3%
†The Fund holds shares traded on both the Swedish and Finnish exchanges.

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

UNDERSTANDING YOUR EXPENSES

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R, R4, R5, Y and Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

January 1, 2016 – June 30, 2016

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn® Fund
Class A	1,000.00	1,000.00	996.30	1,019.14	5.71	5.77	1.15
Class C	1,000.00	1,000.00	992.60	1,015.56	9.26	9.37	1.87
Class I	1,000.00	1,000.00	998.20	1,020.98	3.88	3.92	0.78
Class R4	1,000.00	1,000.00	997.70	1,020.04	4.82	4.87	0.97
Class R5	1,000.00	1,000.00	998.20	1,020.74	4.12	4.17	0.83
Class Y	1,000.00	1,000.00	998.20	1,020.98	3.88	3.92	0.78
Class Z	1,000.00	1,000.00	998.20	1,020.69	4.17	4.22	0.84

UNDERSTANDING YOUR EXPENSES, continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International®
Class A	1,000.00	1,000.00	985.80	1,018.45	6.37	6.47	1.29
Class B	1,000.00	1,000.00	982.20	1,014.32	10.45	10.62	2.12
Class C	1,000.00	1,000.00	982.10	1,014.77	10.00	10.17	2.03
Class I	1,000.00	1,000.00	987.60	1,020.39	4.45	4.52	0.90
Class R	1,000.00	1,000.00	984.00	1,016.66	8.14	8.27	1.65
Class R4	1,000.00	1,000.00	986.70	1,019.39	5.43	5.52	1.10
Class R5	1,000.00	1,000.00	987.40	1,020.14	4.69	4.77	0.95
Class Y	1,000.00	1,000.00	987.70	1,020.39	4.45	4.52	0.90
Class Z	1,000.00	1,000.00	987.10	1,019.89	4.94	5.02	1.00
Columbia Acorn USA®
Class A	1,000.00	1,000.00	1,008.20	1,017.70	7.19	7.22	1.44
Class C	1,000.00	1,000.00	1,004.60	1,014.22	10.67	10.72	2.14
Class I	1,000.00	1,000.00	1,010.10	1,019.99	4.90	4.92	0.98
Class R4	1,000.00	1,000.00	1,009.00	1,018.80	6.09	6.12	1.22
Class R5	1,000.00	1,000.00	1,009.40	1,019.49	5.40	5.42	1.08
Class Y	1,000.00	1,000.00	1,010.30	1,019.69	5.20	5.22	1.04
Class Z	1,000.00	1,000.00	1,009.20	1,018.95	5.94	5.97	1.19
Columbia Acorn International SelectSM
Class A	1,000.00	1,000.00	981.20	1,016.61	8.18	8.32	1.66
Class C	1,000.00	1,000.00	977.50	1,012.68	12.05	12.26	2.45
Class I	1,000.00	1,000.00	983.80	1,018.95	5.87	5.97	1.19
Class R4	1,000.00	1,000.00	982.50	1,017.90	6.90	7.02	1.40
Class R5	1,000.00	1,000.00	983.00	1,018.45	6.36	6.47	1.29
Class Y	1,000.00	1,000.00	983.00	1,018.70	6.11	6.22	1.24
Class Z	1,000.00	1,000.00	982.90	1,018.10	6.71	6.82	1.36
Columbia Acorn SelectSM
Class A	1,000.00	1,000.00	986.80	1,018.85	5.98	6.07	1.21
Class C	1,000.00	1,000.00	982.30	1,015.22	9.56	9.72	1.94
Class I	1,000.00	1,000.00	988.70	1,020.79	4.05	4.12	0.82
Class R4	1,000.00	1,000.00	988.30	1,019.99	4.84	4.92	0.98
Class R5	1,000.00	1,000.00	988.30	1,020.54	4.30	4.37	0.87
Class Y	1,000.00	1,000.00	988.30	1,020.79	4.05	4.12	0.82
Class Z	1,000.00	1,000.00	987.90	1,020.29	4.55	4.62	0.92

UNDERSTANDING YOUR EXPENSES, continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Emerging Markets FundSM
Class A	1,000.00	1,000.00	1,011.70	1,015.76	9.15	9.17	1.83
Class C	1,000.00	1,000.00	1,007.80	1,011.93	12.98	13.01	2.60
Class I	1,000.00	1,000.00	1,014.60	1,017.70	7.21	7.22	1.44
Class R4	1,000.00	1,000.00	1,013.60	1,017.11	7.81	7.82	1.56
Class R5	1,000.00	1,000.00	1,013.60	1,017.60	7.31	7.32	1.46
Class Y	1,000.00	1,000.00	1,013.70	1,017.90	7.01	7.02	1.40
Class Z	1,000.00	1,000.00	1,012.70	1,017.01	7.91	7.92	1.58
Columbia Acorn European FundSM
Class A	1,000.00	1,000.00	961.60	1,016.16	8.54	8.77	1.75
Class C	1,000.00	1,000.00	958.60	1,012.43	12.17	12.51	2.50
Class I	1,000.00	1,000.00	963.00	1,017.85	6.88	7.07	1.41
Class R4	1,000.00	1,000.00	962.50	1,017.40	7.32	7.52	1.50
Class R5	1,000.00	1,000.00	962.70	1,017.60	7.12	7.32	1.46
Class Z	1,000.00	1,000.00	963.00	1,017.40	7.32	7.52	1.50

Fund of Funds—Columbia Thermostat Fund

January 1, 2016 – June 30, 2016

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermsotat FundSM
Class A	1,000.00	1,000.00	1,035.70	1,022.38	2.53	2.51	0.50	5.21	5.18	1.03
Class C	1,000.00	1,000.00	1,032.00	1,018.65	6.32	6.27	1.25	8.99	8.93	1.78
Class R4	1,000.00	1,000.00	1,036.70	1,023.62	1.27	1.26	0.25	3.95	3.92	0.78
Class R5	1,000.00	1,000.00	1,037.40	1,023.67	1.22	1.21	0.24	3.90	3.87	0.77
Class Y	1,000.00	1,000.00	1,037.40	1,023.92	0.96	0.96	0.19	3.65	3.62	0.72
Class Z	1,000.00	1,000.00	1,036.90	1,023.62	1.27	1.26	0.25	3.95	3.92	0.78

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds in which it invests using the expense ratio of each class of each underlying fund as of the underlying fund's most recent shareholder report.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, account value at the end of the period would have been reduced.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
		Equities: 96.9%
Health Care 20.6%
	> Health Care Equipment & Supplies 7.0%
1,846,644	Align Technology (a)	$148,747,174
	Invisalign System to Correct Malocclusion (Crooked Teeth)
904,999	ResMed	57,223,087
	Medical Devices for Sleep Apnea Treatment
904,861	LivaNova (a)	45,451,168
	Neuromodulation & Cardiac Devices
577,894	West Pharmaceutical Services	43,850,597
	Components & Systems for Injectable Drug Delivery
669,310	Dentsply Sirona	41,523,992
	Dental Supplies Manufacturer
320,439	IDEXX Laboratories	29,755,966
	Diagnostic Equipment & Services for Veterinarians
262,601	Abiomed (a)	28,699,663
	Medical Devices for Cardiac Conditions
		395,251,647
	> Life Sciences Tools & Services 5.9%
2,811,815	VWR (a)	81,261,454
	Distributor of Lab Supplies
875,406	Quintiles Transnational Holdings (a)	57,181,520
	Contract Research Organization
144,146	Mettler-Toledo International (a)	52,601,758
	Laboratory Equipment
465,675	Bio-Techne	52,514,170
	Maker of Consumables & Systems for the Life Science Market
962,291	PRA Health Sciences (a)	40,185,272
	Contract Research Organization
766,642	Agilent Technologies	34,008,239
	Provider of Systems, Consumables, Services for Life Science Labs
1,527,403	Fluidigm (a)(b)	13,792,449
	Life Sciences Equipment & Consumables
		331,544,862
	> Biotechnology 3.2%
964,479	Seattle Genetics (a)	38,974,596
	Antibody-based Therapies for Cancer
592,772	Ultragenyx Pharmaceutical (a)	28,992,478
	Biotech Focused on "Ultra-Orphan" Drugs
934,605	Cepheid (a)	28,739,104
	Molecular Diagnostics
172,764	Intercept Pharmaceuticals (c)	24,649,967
	Biotech Developing Drugs for Several Diseases
367,944	Medivation (a)	22,187,023
	Develops & Markets Cancer Drugs
4,579,804	Celldex Therapeutics (a)(c)	20,105,340
	Biotech Developing Drugs for Cancer
Number of Shares		Value
243,392	Agios Pharmaceuticals (a)(c)	$10,196,908
	Biotech Focused on Cancer & Orphan Diseases
414,222	Sarepta Therapeutics (a)(c)	7,899,214
	Biotech Focused on Rare Diseases
		181,744,630
	> Health Care Providers & Services 3.0%
1,941,263	HealthSouth	75,359,830
	Inpatient Rehabilitation Facilities & Home Health Care
765,393	Centene (a)	54,626,098
	Managed Care Organization
570,983	Mednax (a)	41,356,299
	Physician Management for Pediatric & Anesthesia Practices
		171,342,227
	> Health Care Technology 0.8%
1,012,699	Medidata Solutions (a)	47,465,202
	Cloud-based Software for Drug Studies
		47,465,202
	> Pharmaceuticals 0.7%
1,312,030	Akorn (a)	37,373,175
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
		37,373,175
Health Care: Total		1,164,721,743
Information Technology 17.8%
	> IT Services 6.4%
1,978,136	Booz Allen Hamilton	58,631,951
	IT Consulting for US Government
901,828	Vantiv (a)	51,043,465
	Credit Card Processor
639,224	Broadridge Financial Solutions	41,677,405
	Proxy, Mutual Fund Interim Processing, Distribution & Trade Processing
1,005,396	CoreLogic (a)	38,687,638
	Data Processing Services for Real Estate, Insurance & Mortgages
1,389,103	WNS - ADR (a)	37,505,781
	Offshore Business Process Outsourcing Services
524,152	Global Payments	37,413,970
	Credit Card Processor
377,164	Gartner (a)	36,739,545
	IT Research & Consulting Services
1,199,405	Genpact (a)	32,192,030
	Business Process Outsourcing
532,406	ExlService Holdings (a)	27,903,398
	Business Process Outsourcing
		361,795,183
	> Software 4.3%
271,301	Ultimate Software (a)	57,051,887
	Human Capital Management Systems
623,996	Ansys (a)	56,627,637
	Simulation Software for Engineers & Designers
754,347	Manhattan Associates (a)	48,376,273
	Supply Chain Management Software & Services

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Software—continued
528,044	Synopsis (a)	$28,556,620
	Software for Designing Semicondutor Chips
388,562	NetSuite (a)	28,287,314
	Enterprise Software Delivered via the Web
1,115,281	Cadence Design Systems (a)	27,101,328
	Electronic Design Automation Software
		246,001,059
	> Internet Software & Services 3.5%
3,954,882	Quotient Technology (a)(c)	53,034,968
	Allows CPGs to Digitally Distribute Coupons, Advertising & Trade Promotion
542,830	Verisign (a)	46,933,082
	Internet Domain Registry for .COM/.NET
697,996	SPS Commerce (a)	42,298,557
	Supply Chain Management Software Delivered via the Web
1,031,642	GoDaddy (a)	32,176,914
	Website Management for Small- & Medium-size Companies
1,181,254	NIC	25,916,713
	Government Web Portal Development & Management Outsourcing
		200,360,234
	> Electronic Equipment, Instruments & Components 2.2%
1,364,926	CDW	54,706,234
	Value Added Reseller of IT Products & Services
1,338,402	FLIR Systems	41,423,542
	Infrared Cameras
331,699	IPG Photonics (a)	26,535,920
	Fiber Lasers
		122,665,696
	> Communications Equipment 0.7%
348,367	F5 Networks (a)	39,658,099
	Internet Traffic Management Equipment
		39,658,099
	> Semiconductors & Semiconductor Equipment 0.7%
672,741	MACOM Technology Solutions (a)	22,186,998
	Radio Frequency, Microwave, & Millimeterwave Semiconductors
252,220	Monolithic Power Systems	17,231,671
	High Performance Analog & Mixed Signal Integrated Circuits
		39,418,669
Information Technology: Total		1,009,898,940
Consumer Discretionary 17.4%
	> Hotels, Restaurants & Leisure 5.4%
630,995	Vail Resorts	87,222,439
	Ski Resort Operator & Developer
Number of Shares		Value
410,500	Domino's Pizza	$53,931,490
	Franchisor of Pizza Restaurants
777,610	Papa John's International	52,877,480
	Franchisor of Pizza Restaurants
752,647	Dunkin Brands	32,830,462
	Franchisor of Quick Service Restaurants
649,669	Choice Hotels	30,937,238
	Franchisor of Budget Hotel Brands
1,229,183	Fiesta Restaurant Group (a)	26,808,481
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
452,300	Popeyes Louisiana Kitchen (a)	24,713,672
	Popeyes Restaurants
		309,321,262
	> Specialty Retail 3.4%
248,781	Ulta Salon Cosmetics & Fragrance (a)	60,613,003
	Specialty Beauty Product Retailer
1,073,613	Williams-Sonoma	55,967,446
	Home Goods & Furnishing Retailer
722,513	Cato	27,253,190
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
524,322	Five Below (a)	24,333,784
	Low-price Specialty Retailer Targeting Pre-Teens, Teens & Parents
374,896	Monro Muffler Brake	23,828,390
	Automotive Services
		191,995,813
	> Auto Components 2.4%
737,970	Drew Industries	62,609,375
	RV & Manufactured Home Components
1,089,458	Tenneco (a)	50,779,637
	Auto Parts for Emission Control, Suspension
1,676,082	Gentex	25,895,467
	Manufacturer of Auto Parts
		139,284,479
	> Household Durables 1.7%
25,300	NVR (a)	45,042,602
	Homebuilder
848,219	iRobot	29,755,523
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
243,386	Cavco Industries (a)	22,805,268
	Manufactured Homes
		97,603,393
	> Textiles, Apparel & Luxury Goods 1.1%
1,593,753	Hanesbrands	40,051,013
	Apparel Wholesaler
266,485	Under Armour (a)(c)	10,694,043
	Athletic Apparel, Footwear & Accessories
275,269	Under Armour (a)	10,019,816
	Athletic Apparel, Footwear & Accessories
		60,764,872
	> Media 1.1%
1,274,157	Starz (a)	38,122,777
	Premium CATV Channel Network

See accompanying notes to financial statements.

Number of Shares		Value
	> Media—continued
3,368,565	Global Eagle Entertainment (a)	$22,367,272
	Provider of Entertainment & Wi-Fi on Airplanes
		60,490,049
	> Distributors 1.0%
1,724,635	LKQ	54,670,929
	Alternative Auto Parts Distribution
	> Leisure Products 0.8%
539,539	Polaris Industries (c)	44,112,709
	Leisure Vehicles & Related Products
	> Internet & Catalog Retail 0.5%
1,368,040	Liberty TripAdvisor Holdings Class A (a)	29,932,715
	Holding Company for Trip Advisor
Consumer Discretionary: Total		988,176,221
Industrials 16.9%
	> Machinery 4.6%
769,858	Toro	67,901,476
	Turf Maintenance Equipment
865,919	Oshkosh Corporation	41,312,995
	Specialty Truck Manufacturer
356,535	Middleby (a)	41,090,659
	Manufacturer of Cooking Equipment
451,777	Graco	35,685,865
	Manufacturer of Dispensing Equipment
346,516	Nordson	28,972,203
	Dispensing Systems for Adhesives & Coatings
276,269	WABCO Holdings (a)	25,297,952
	Truck & Bus Component Supplier
653,661	Donaldson	22,459,792
	Industrial Air Filtration
		262,720,942
	> Professional Services 3.2%
2,027,745	Robert Half International	77,378,749
	Temporary & Permanent Staffing in Finance, Accounting & Other Professions
728,197	WageWorks (a)	43,553,463
	Healthcare Consumer Directed Benefits & Commuter Account Management
2,004,399	Navigant Consulting (a)	32,371,044
	Financial Consulting Firm
446,289	Manpower	28,714,234
	Global Temporary Staffing Provider
		182,017,490
	> Electrical Equipment 2.6%
284,197	Acuity Brands	70,469,488
	Commercial Lighting Fixtures
911,455	Ametek	42,136,565
	Aerospace/Industrial Instruments
996,643	Generac (a)	34,842,639
	Standby Power Generators
		147,448,692
Number of Shares		Value
	> Road & Rail 2.0%
146,681	Amerco	$54,939,368
	North American Moving & Storage
537,854	Old Dominion Freight Lines (a)	32,437,975
	LTL Trucker
306,756	JB Hunt Transport Services	24,825,763
	Truck & Intermodal Carrier
		112,203,106
	> Air Freight & Logistics 1.6%
1,836,990	Expeditors International of Washington	90,085,990
	International Freight Forwarder
		90,085,990
	> Aerospace & Defense 0.9%
918,200	HEICO	49,261,430
	FAA-Approved Aircraft Replacement Parts
		49,261,430
	> Industrial Conglomerates 0.7%
389,188	Carlisle Cos	41,129,388
	Industrial Conglomerate
		41,129,388
	> Trading Companies & Distributors 0.5%
208,182	Watsco	29,289,126
	HVAC Distribution
		29,289,126
	> Commercial Services & Supplies 0.5%
993,674	Rollins	29,084,838
	Pest Control & Wildlife Removal Services
		29,084,838
	> Building Products 0.3%
1,361,087	PGT (a)	14,019,196
	Wind Resistant Windows & Doors
		14,019,196
Industrials: Total		957,260,198
Financials 16.5%
	> Capital Markets 5.1%
2,311,020	Lazard	68,822,176
	Corporate Advisory & Asset Management
414,346	Affiliated Managers Group (a)	58,327,486
	Asset Manager Holding Company
1,094,996	Raymond James Financial	53,983,303
	Full Service Wealth Management
909,825	SEI Investments	43,771,681
	Mutual Fund Administration & Investment Management
1,213,832	Eaton Vance	42,896,823
	Specialty Mutual Funds
705,876	Interactive Brokers Group	24,988,010
	Electronic Brokerage & Market Maker
		292,789,479

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Real Estate Investment Trusts (REITs) 3.9%
1,986,963	EdR	$91,678,473
	Student Housing
277,645	Federal Realty	45,964,130
	Shopping Centers & Mixed Use Projects
448,320	Equity LifeStyle Properties	35,888,016
	Manufactured Home & RV Communities
268,971	Extra Space Storage	24,890,576
	Self Storage Facilities
361,288	Lamar Advertising	23,953,394
	Outdoor Advertising
		222,374,589
	> Banks 2.9%
292,607	Signature Bank (a)	36,552,467
	New York City Metro Area Bank
365,056	SVB Financial Group (a)	34,738,729
	Bank to Venture Capitalists
1,900,833	Associated Banc-Corp	32,599,286
	Midwest Bank
507,599	BOK Financial (c)	31,826,457
	Tulsa-based Southwest Bank
780,625	MB Financial	28,321,075
	Chicago Bank
		164,038,014
	> Diversified Financial Services 2.4%
814,391	CBOE Holdings	54,254,728
	Marketplace for Trading Options & Futures
269,773	Factset Research Systems	43,546,758
	Securities Data Purveyor
252,234	MarketAxess	36,674,824
	Bond Exchange
359,944	MicroDose Therapeutx (a)(d)(e)	—
	Drug Inhaler Development
		134,476,310
	> Real Estate Management & Development 1.2%
693,507	Jones Lang LaSalle	67,582,257
	Real Estate Services
		67,582,257
	> Insurance 1.0%
1,899,138	CNO Financial Group	33,158,949
	Life, Long-term Care & Medical Supplement Insurance
623,556	Allied World Assurance Company Holdings	21,911,758
	Commercial Lines Insurance/ Reinsurance
		55,070,707
Financials: Total		936,331,356
Number of Shares		Value
Energy 2.4%
	> Oil, Gas & Consumable Fuels 1.9%
390,706	Diamondback Energy (a)	$35,636,294
	Oil & Gas Producer in Texas
269,014	Cimarex Energy	32,098,751
	Oil & Gas Producer in Texas, New Mexico & Oklahoma
565,180	Carrizo Oil & Gas (a)	20,261,703
	Oil & Gas Producer
318,595	PDC Energy (a)	18,354,258
	Oil & Gas Producer in the United States
		106,351,006
	> Energy Equipment & Services 0.5%
1,152,538	ShawCor (Canada)	28,573,700
	Oil & Gas Pipeline Products
		28,573,700
Energy: Total		134,924,706
Materials 1.9%
	> Chemicals 1.9%
620,730	Celanese	40,626,778
	Commodity & Specialty Chemicals Provider
318,353	International Flavors & Fragrances	40,134,763
	Flavors & Fragrances
991,138	Axalta Coating Systems (a)	26,294,891
	Global Manufacturer of High Performance Coatings
		107,056,432
Materials: Total		107,056,432
Consumer Staples 1.9%
	> Household Products 1.3%
329,195	WD-40	38,663,953
	Manufacturer of Industrial Lubrications
2,506,595	HRG Group (a)	34,415,549
	Holding Company
		73,079,502
	> Food & Staples Retailing 0.6%
1,326,614	US Foods (a)(c)	32,157,123
	Food Services Distribution Company
		32,157,123
Consumer Staples: Total		105,236,625
Telecommunication Services 1.5%
	> Diversified Telecommunication Services 1.1%
380,984	SBA Communications (a)	41,123,413
	Communications Towers
859,781	Zayo Group (a)	24,013,683
	Fiber Optic Data Communications
		65,137,096

See accompanying notes to financial statements.

Number of Shares		Value
	> Wireless Telecommunication Services 0.4%
2,306,438	Boingo Wireless (a)(b)	$20,573,427
	Wi-Fi & Cellular Communications Networks
		20,573,427
Telecommunication Services: Total		85,710,523
Total Equities: 96.9% (Cost: $3,922,681,543)		5,489,316,744	(f)
Short-Term Investments 1.4%
82,228,860	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.29%)	82,228,860
Total Short-Term Investments: 1.4% (Cost: $82,228,860)		82,228,860
Number of Shares		Value
Securities Lending Collateral 2.0%
111,180,975	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.24%) (g)	$111,180,975
Total Securities Lending Collateral: 2.0% (Cost: $111,180,975)		111,180,975
Total Investments: 100.3% (Cost: $4,116,091,378)(h)		5,682,726,579
Obligation to Return Collateral for Securities Loaned: (2.0)%		(111,180,975)
Cash and Other Assets Less Liabilities: 1.7%		91,683,789
Net Assets: 100.0%		$5,663,229,393

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/16	Value	Dividend
Quotient Technology (1)	4,634,954	1,399,000	2,079,072	3,954,882	$53,034,968	$-
Fiesta Restaurant Group (1)	1,453,484	-	224,301	1,229,183	26,808,481	-
Boingo Wireless	2,727,319	-	420,881	2,306,438	20,573,427	-
Fluidigm	879,013	927,112	278,722	1,527,403	13,792,449	-
Vonage (1)	13,576,409	-	13,576,409	-	-	-
Bankrate (1)	7,126,562	-	7,126,562	-	-	-
Gaiam (1)	1,893,824	-	1,893,824	-	-	-
Hackett Group (1)	1,899,313	-	1,899,313	-	-	-
Kirkland Lake Gold (1)	5,119,843	-	5,119,843	-	-	-
ShaMaran Petroleum (1)	90,046,000	-	90,046,000	-	-	-
Total of Affiliated Transactions	129,356,721	2,326,112	122,664,927	9,017,906	$114,209,325	$-

(1) At June 30, 2016, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at June 30, 2016, was $31,559,999 and $34,365,876, respectively. Investments in affiliated companies represented 0.61% of the Fund's total net assets at June 30, 2016.

(c)  All or a portion of this security was on loan at June 30, 2016. The total market value of securities on loan at June 30, 2016 was $108,642,869.

(d)  Security has no value.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Fund's Board of Trustees. At June 30, 2016, the market value of this security amounted to $0.36, which represented less than 0.01% of total net assets. Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
MicroDose Therapeutx	8/14/13	359,944	$-	$-

See accompanying notes to financial statements.

COLUMBIA ACORN® FUND

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(f)  On June 30, 2016, the market value of foreign securities represented 0.50% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$28,573,700	0.50

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $4,116,091,378 and net unrealized appreciation was $1,566,635,201 consisting of gross unrealized appreciation of $1,740,632,932 and gross unrealized depreciation of $173,997,731.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 - prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Equities
Health Care	$1,164,721,743	$-	$-		$1,164,721,743
Information Technology	1,009,898,940	-	-		1,009,898,940
Consumer Discretionary	988,176,221	-	-		988,176,221
Industrials	957,260,198	-	-		957,260,198
Financials	936,331,356	-	0	(a)	936,331,356
Energy	134,924,706	-	-		134,924,706
Materials	107,056,432	-	-		107,056,432
Consumer Staples	105,236,625	-	-		105,236,625
Telecommunication Services	85,710,523	-	-		85,710,523
Total Equities	5,489,316,744	-	0	(a)	5,489,316,744

See accompanying notes to financial statements.

> Notes to Statement of Investments

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Total Short-Term Investments	$82,228,860	$-	$-		$82,228,860
Total Securities Lending Collateral	111,180,975	-	-		111,180,975
Total Investments	$5,682,726,579	$-	$0	(a)	$5,682,726,579

(a) Rounds to zero

  There were no transfers of financial assets between levels during the period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
		Equities: 96.6%
Europe 43.4%
	> United Kingdom 12.2%
5,715,171	Halma	$77,732,105
	Health & Safety Sensor Technology
1,571,000	Rightmove	76,729,112
	Internet Real Estate Listings
4,852,498	Shaftesbury	57,102,261
	London Prime Retail REIT
21,000,000	Rentokil Initial	54,230,603
	Pest Control, Washroom & Workwear Service Provider
13,804,858	Regus	53,378,482
	Rental Office Space in Full Service Business Center
2,458,480	WH Smith	51,648,994
	Newsprint, Books & General Stationery Retailer
2,915,904	Smith & Nephew	49,515,460
	Medical Equipment & Supplies
1,055,758	Croda International	44,319,012
	Oleochemicals & Industrial Chemicals
638,583	Next	42,194,923
	Clothes & Home Retailer in the UK
4,045,828	Abcam	41,680,047
	Online Sales of Antibodies
9,222,000	Domino's Pizza UK & Ireland	40,972,375
	Pizza Delivery in the UK, Ireland & Switzerland
602,203	Spirax Sarco	30,155,007
	Steam Systems & Pumps for Manufacturing & Process Industries
5,797,788	DS Smith	29,996,086
	Packaging
8,152,866	Ocado (a)(b)	25,155,729
	Online Grocery Retailer
5,141,710	Halfords	22,107,018
	UK Retailer of Leisure Goods & Auto Parts
704,677	PureCircle (a)(b)	2,753,326
	Natural Sweeteners
		699,670,540
	> Sweden 6.1%
2,399,596	Hexagon	87,815,523
	Design, Measurement & Visualization Software & Equipment
4,611,015	Trelleborg	81,824,623
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
7,374,685	Unibet	67,749,270
	European Online Gaming Operator
826,173	Millicom	50,676,910
	Telecoms Operator in Latin America & Africa
1,935,822	Sweco	33,584,542
	Engineering Consultants
819,437	Mekonomen (a)	17,627,092
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
Number of Shares		Value
733,109	Recipharm (a)	$10,246,214
	Contract Development Manufacturing Organization
		349,524,174
	> Germany 5.6%
2,052,434	Wirecard (a)	90,401,322
	Online Payment Processing & Risk Management
671,630	MTU Aero Engines	62,748,993
	Airplane Engine Components & Services
636,639	Fielmann	46,563,388
	Retail Optician Chain
853,000	Ströer (a)	39,237,313
	Out of Home & Online Advertising
58,610	Rational	27,124,092
	Commercial Ovens
1,010,000	Zalando (b)	26,731,082
	Online Platform for Apparel Sales
553,612	NORMA Group	26,230,462
	Clamps for Automotive & Industrial Applications
		319,036,652
	> Switzerland 4.7%
204,500	Partners Group	87,641,648
	Private Markets Asset Management
194,100	Geberit	73,517,791
	Plumbing Systems
28,285	Givaudan	56,952,538
	Fragrances & Flavors
301,310	Actelion	50,739,880
	Swiss Orphan Drug Company
		268,851,857
	> Denmark 4.5%
2,827,011	Novozymes	135,755,578
	Industrial Enzymes
1,263,620	SimCorp	62,014,101
	Software for Investment Managers
2,966,887	William Demant Holding	57,752,796
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		255,522,475
	> Spain 3.5%
12,927,171	Distribuidora Internacional de Alimentación	75,454,519
	Discount Retailer in Spain & Latin America
10,392,279	Prosegur	62,629,401
	Security Guards
609,424	Viscofan	33,823,445
	Sausage Casings Maker
948,207	Bolsas y Mercados Españoles	26,648,855
	Spanish Stock Markets
		198,556,220
	> France 2.6%
880,603	Legrand	45,079,242
	Electrical Components
1,966,291	Elior Group	42,666,841
	Contract Caterer & Travel Concessionary

See accompanying notes to financial statements.

Number of Shares		Value
	> France—continued
1,657,205	Eutelsat	$31,279,897
	Fixed Satellite Services
78,730	Eurofins Scientific	29,167,294
	Food, Pharmaceuticals & Materials Screening & Testing
		148,193,274
	> Netherlands 2.6%
2,044,797	Aalberts Industries	61,299,465
	Flow Control & Heat Treatment
734,808	Gemalto (a)	44,517,561
	Digital Security Solutions
693,013	ASM International	26,749,205
	Semiconductor Manufacturing Equipment Provider
845,823	Brunel (a)	15,442,142
	Temporary Specialist & Energy Staffing
		148,008,373
	> Italy 1.0%
1,048,543	Brembo	57,759,672
	High Performance Auto Braking Systems Supplier
	> Finland 0.6%
1,348,120	Konecranes (a)	34,223,443
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
Europe: Total		2,479,346,680
Asia 38.4%
	> Japan 21.7%
2,072,700	Recruit Holdings	75,724,270
	Recruitment & Media Services
1,212,900	FamilyMart	73,915,685
	Convenience Store Operator
5,117,500	Aeon Mall	66,957,580
	Suburban Shopping Mall Developer, Owner & Operator
2,289,700	Bandai Namco	59,089,179
	Branded Toys & Related Content
2,996,600	Santen Pharmaceutical	47,098,119
	Specialty Pharma (Ophthalmic Medicine)
2,041,200	Suruga Bank	46,129,398
	Regional Bank
536,300	Hikari Tsushin	44,927,694
	Office IT/Mobiles/Insurance Distribution
437,400	Hoshizaki Electric	42,818,907
	Commercial Kitchen Equipment
3,499,100	Ushio	41,109,471
	Industrial Light Sources
15,746	Japan Retail Fund	40,206,899
	Retail REIT in Japan
1,430,800	Glory	38,931,452
	Currency Handling Systems & Related Equipment
409,600	Disco	37,044,149
	Semiconductor Dicing & Grinding Equipment
Number of Shares		Value
3,264,700	Sony Financial Holdings	$36,913,553
	Life Insurance, Assurance & Internet Banking
4,427,000	NOF	36,743,903
	Specialty Chemicals, Life Science & Rocket Fuels
11,663,700	Seven Bank	36,203,105
	ATM Processing Services
290,320	Hirose Electric	35,699,479
	Electrical Connectors
5,977	Kenedix Office Investment	35,622,364
	Tokyo Mid-size Office REIT
1,319,100	DIP	35,588,883
	Mobile Temporary Job Information Provider
534,600	Makita	35,495,878
	Power Tools
721,300	Otsuka	33,728,956
	One-stop IT Services & Office Supplies Provider
1,549,400	Aeon Financial Service	33,549,064
	Diversified Consumer-related Finance Company in Japan
561,900	Ezaki Glico	32,871,033
	Confectionary, Ice Cream & Dairy Products
887,500	Japan Airport Terminal (a)	32,199,619
	Airport Terminal Operator at Haneda
1,396,800	Aica Kogyo	31,921,532
	Laminated Sheets, Building Materials & Chemical Adhesives
780,600	JIN (a)	30,635,432
	Eyeglasses Retailer
551,200	OBIC	30,341,532
	Computer Software
1,749,600	OSG (a)	29,145,388
	Consumable Cutting Tools
844,700	MonotaRO	27,926,581
	Online Maintenance, Repair & Operations Goods Distributor in Japan
548,200	Asahi Intecc	26,788,576
	Medical Guidewires for Surgery
4,860,000	Dowa Holdings	25,050,067
	Environmental/Recycling, Nonferrous Metals, Electronic Material & Metal Processing
1,506,600	NGK Spark Plug	22,741,798
	Automobile Parts
771,000	Sega Sammy Holdings	8,303,748
	Gaming Software/Hardware & Leisure Facilities
289,600	Doshisha	5,563,650
	Consumer Goods Wholesaler
57,400	Seria	4,750,766
	100 Yen Discount Stores
		1,241,737,710
	> Taiwan 3.7%
21,384,000	Far EasTone Telecom	51,779,161
	Mobile Operator in Taiwan
425,000	Largan Precision	39,305,382
	Mobile Device Camera Lenses & Modules

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Taiwan—continued
1,526,000	St. Shine Optical	$34,484,737
	Disposable Contact Lens Original Equipment Manufacturer
4,125,686	Advantech	31,459,447
	Industrial PC & Components
17,868,352	Vanguard International Semiconductor	29,535,533
	Semiconductor Foundry
1,189,000	PChome Online	13,179,726
	Taiwanese E-commerce Company
722,000	Silergy	8,540,231
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
1,031,000	Novatek Microelectronics	3,864,073
	Display Related Integrated Circuit Designer
		212,148,290
	> Korea 3.3%
456,161	KT&G	54,025,450
	Tobacco & Ginseng Products
781,101	KEPCO Plant Service & Engineering	44,161,307
	Power Plant & Grid Maintenance
132,137	KCC	43,950,845
	Paint & Housing Material Manufacturer
1,096,382	Korea Investment Holdings	40,420,393
	Brokerage & Asset Management
10,393	Orion Corp	8,530,832
	Confectionery & Snack Manufacturer
		191,088,827
	> China 3.0%
62,206,000	China Everbright International	69,555,539
	Municipal Waste Operator
19,778,000	TravelSky Technology	38,235,261
	Chinese Air Travel Transaction Processor
3,028,652	Vipshop - ADR	33,830,043
	Internet Discount Retailer
71,394,000	Sihuan Pharmaceutical Holdings Group	13,637,265
	Chinese Generic Drug Manufacturer
28,178,000	NewOcean Energy	9,253,811
	Southern China Liquefied Petroleum Gas Distributor
250,768	51job - ADR (b)	7,350,010
	Integrated Human Resource Services
		171,861,929
	> Hong Kong 2.0%
66,074,000	Value Partners	61,184,153
	Mutual Fund Management
19,439,600	Samsonite International	53,825,566
	Mass Market Luggage & Travel Accessories
		115,009,719
	> India 1.9%
7,930,285	Zee Entertainment Enterprises	53,829,115
	Indian Programmer of Pay Television Content
Number of Shares		Value
6,416,931	TVS Motor	$29,531,324
	Indian Maker of Scooters, Mopeds, Motorcycles, & Three-wheelers
1,271,334	United Breweries	14,191,175
	Indian Brewer
3,858,634	Adani Ports & Special Economic Zone	11,876,152
	Indian Ports
		109,427,766
	> Singapore 1.1%
7,897,000	Singapore Exchange	44,983,759
	Singapore Equity & Derivatives Market Operator
34,018,900	SIIC Environment (b)	15,694,251
	Waste Water Treatment Operator
		60,678,010
	> Thailand 1.0%
4,859,900	Airports of Thailand	54,039,401
	Airport Operator of Thailand
	> Indonesia 0.7%
24,382,400	Matahari Department Store	37,161,428
	Department Store Chain in Indonesia
30,593,900	Media Nusantara Citra	5,132,665
	Media Company in Indonesia
		42,294,093
Asia: Total		2,198,285,745
Other Countries 13.7%
	> Canada 5.4%
692,939	CCL Industries	120,593,215
	Global Label Converter
1,604,719	Vermilion Energy	51,099,609
	Canadian Exploration & Production Company
934,319	Boardwalk Real Estate Investment Trust	41,626,535
	Canadian Residential REIT
2,146,105	Prairie Sky Royalty (a)	40,731,061
	Canadian Owner of Oil & Gas Mineral Interests
1,185,000	ShawCor	29,378,498
	Oil & Gas Pipeline Products
2,295,066	CAE	27,730,160
	Flight Simulator Equipment & Training Centers
		311,159,078
	> Australia 3.8%
1,602,353	Domino's Pizza Enterprises	82,453,102
	Domino's Pizza Operator in Australia & New Zealand
16,134,664	IAG	66,463,011
	General Insurance Provider
5,783,208	Amcor	65,024,064
	Flexible & Rigid Packaging

See accompanying notes to financial statements.

Number of Shares		Value
	> Australia—continued
3,101,489	Spotless	$2,624,823
	Facility Management & Catering Company
		216,565,000
	> United States 1.3%
883,514	LivaNova	44,378,908
	Neuromodulation & Cardiac Devices
1,034,174	Cepheid (b)	31,800,851
	Molecular Diagnostics
		76,179,759
	> South Africa 1.2%
8,281,610	Coronation Fund Managers	37,567,060
	South African Fund Manager
10,864,098	Rand Merchant Insurance	30,465,640
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
		68,032,700
	> Guatemala 0.8%
3,151,582	Tahoe Resources	47,202,378
	Silver & Gold Projects in Guatemala, Canada & Peru
	> New Zealand 0.6%
7,017,369	Auckland International Airport	32,644,018
	Auckland Airport Operator
	> Egypt 0.6%
7,245,497	Commercial International Bank of Egypt	32,618,619
	Private Universal Bank in Egypt
Other Countries: Total		784,401,552
Latin America 1.1%
	> Mexico 1.1%
384,900	Grupo Aeroportuario del Sureste - ADR	61,410,795
	Mexican Airport Operator
Latin America: Total		61,410,795
Total Equities: 96.6% (Cost: $4,560,262,966)		5,523,444,772	(c)
Number of Shares		Value
Short-Term Investments 3.4%
193,410,296	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.29%)	$193,410,296
Total Short-Term Investments: 3.4% (Cost: $193,410,296)		193,410,296
Securities Lending Collateral 4.3%
244,741,965	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.24%) (d)	244,741,965
Total Securities Lending Collateral: 4.3% (Cost: $244,741,965)		244,741,965
Total Investments: 104.3% (Cost: $4,998,415,227)(e)		5,961,597,033 (f)
Obligation to Return Collateral for Securities Loaned: (4.3)%		(244,741,965)
Cash and Other Assets Less Liabilities: —%		(3,008,540)
Net Assets: 100.0%		$5,713,846,528

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2016. The total market value of securities on loan at June 30, 2016 was $235,235,982.

(b)  Non-income producing security.

(c)  On June 30, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,241,737,710	21.7
Euro	905,777,634	15.9
British Pound	699,670,540	12.2
Canadian Dollar	358,361,456	6.3
Swedish Krona	349,524,174	6.1
Other currencies less than 5% of total net assets	1,968,373,258	34.4
Total Equities	$5,523,444,772	96.6

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $4,998,415,227 and net unrealized appreciation was $963,181,806 consisting of gross unrealized appreciation of $1,316,377,183 and gross unrealized depreciation of $353,195,377.

(f)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/16	Value	Dividend
Spotless	63,000,000	-	59,898,511	3,101,489	$2,624,823	$1,686,164

At June 30, 2016, the fund did not hold any investments in affiliated companies.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 - prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$2,479,346,680	$-	$2,479,346,680
Asia	41,180,053	2,157,105,692	-	2,198,285,745
Other Countries	434,541,215	349,860,337	-	784,401,552
Latin America	61,410,795	-	-	61,410,795
Total Equities	537,132,063	4,986,312,709	-	5,523,444,772
Total Short-Term Investments	193,410,296	-	-	193,410,296
Total Securities Lending Collateral	244,741,965	-	-	244,741,965
Total Investments	$975,284,324	$4,986,312,709	$-	$5,961,597,033

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  Financial assets were transferred from Level 3 to Level 2 as trading resumed during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$34,937,684	$-	$-	$34,937,684

Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL®

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrials
Machinery	$407,248,719	7.1
Commercial Services & Supplies	329,246,996	5.8
Transportation Infrastructure	192,169,986	3.4
Building Products	149,390,168	2.6
Professional Services	98,516,422	1.7
Aerospace & Defense	90,479,153	1.6
Electrical Equipment	86,188,712	1.5
Construction & Engineering	33,584,542	0.6
Trading Companies & Distributors	27,926,581	0.5
	1,414,751,279	24.8
> Consumer Discretionary
Specialty Retail	213,509,617	3.7
Hotels, Restaurants & Leisure	191,174,747	3.3
Media	129,478,991	2.3
Internet & Catalog Retail	85,716,854	1.5
Multiline Retail	84,107,117	1.5
Auto Components	80,501,470	1.4
Leisure Products	67,392,927	1.2
Textiles, Apparel & Luxury Goods	53,825,567	0.9
Automobiles	29,531,324	0.5
Distributors	5,563,650	0.1
	940,802,264	16.4
> Financials
Capital Markets	226,813,253	4.0
Real Estate Investment Trusts (REITs)	174,558,058	3.1
Insurance	133,842,204	2.3
Banks	114,951,121	2.0
Diversified Financial Services	71,632,614	1.2
Real Estate Management & Development	66,957,580	1.2
Consumer Finance	33,549,064	0.6
	822,303,894	14.4
> Information Technology
Electronic Equipment, Instruments & Components	240,552,489	4.2
IT Services	192,707,070	3.4
Internet Software & Services	125,497,720	2.2
Software	106,531,661	1.9
Semiconductors & Semiconductor Equipment	105,733,192	1.8
Technology Hardware, Storage & Peripherals	31,459,447	0.5
	802,481,579	14.0
	Value	Percentage of Net Assets
> Materials
Chemicals	$273,771,032	4.8
Containers & Packaging	215,613,365	3.8
Metals & Mining	72,252,445	1.3
	561,636,842	9.9
> Health Care
Health Care Equipment & Supplies	212,920,477	3.7
Biotechnology	124,220,778	2.2
Pharmaceuticals	70,981,598	1.2
Life Sciences Tools & Services	29,167,294	0.5
	437,290,147	7.6
> Consumer Staples
Food & Staples Retailing	149,370,205	2.6
Food Products	77,978,636	1.4
Tobacco	54,025,450	0.9
Beverages	14,191,175	0.2
	295,565,466	5.1
> Energy
Oil, Gas & Consumable Fuels	101,084,481	1.8
Energy Equipment & Services	29,378,498	0.5
	130,462,979	2.3
> Telecommunication Services
Wireless Telecommunication Services	102,456,071	1.8
	102,456,071	1.8
> Utilities
Water Utilities	15,694,251	0.3
	15,694,251	0.3
Total Equities:	5,523,444,772	96.6
Short-Term Investments:	193,410,296	3.4
Securities Lending Collateral:	244,741,965	4.3
Total Investments:	5,961,597,033	104.3
Obligation to Return Collateral for Securities Loaned:	(244,741,965)	(4.3)
Cash and Other Assets Less Liabilities:	(3,008,540)	(0.0	)*
Net Assets:	$5,713,846,528	100.0

*  Rounds to zero

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
		Equities: 97.1%
Health Care 23.4%
	> Biotechnology 5.8%
89,812	Ligand Pharmaceuticals	$10,711,877
	Royalties from Licensing Drug Delivery Technology
355,480	Repligen	9,725,933
	Supplier to Biopharma Industry
148,120	Seattle Genetics	5,985,529
	Antibody-based Therapies for Cancer
341,000	Exact Sciences (a)	4,177,250
	Molecular Diagnostics
64,643	Ultragenyx Pharmaceutical	3,161,689
	Biotech Focused on "Ultra-Orphan" Drugs
53,442	Agios Pharmaceuticals (a)(b)	2,238,953
	Biotech Focused on Cancer & Orphan Diseases
14,805	Intercept Pharmaceuticals (a)	2,112,377
	Biotech Developing Drugs for Several Diseases
72,784	Sarepta Therapeutics (a)	1,387,991
	Biotech Focused on Rare Diseases
		39,501,599
	> Health Care Providers & Services 5.6%
322,171	HealthSouth	12,506,678
	Inpatient Rehabilitation Facilities & Home Health Care
136,639	Mednax	9,896,763
	Physician Management for Pediatric & Anesthesia Practices
170,046	AMN Healthcare Services (b)	6,796,738
	Temporary Healthcare Staffing
89,121	VCA	6,025,471
	Animal Hospitals & Laboratory Services
72,795	TeamHealth	2,960,573
	Healthcare Professionals Outsourcing
		38,186,223
	> Life Sciences Tools & Services 4.9%
447,477	VWR	12,932,086
	Distributor of Lab Supplies
83,835	Bio-Techne	9,454,073
	Maker of Consumables & Systems for the Life Science Market
139,777	Cambrex	7,230,664
	Developer of Active Pharmaceutical Ingredients for Small Molecule Drugs
9,485	Mettler-Toledo International	3,461,266
	Laboratory Equipment
		33,078,089
	> Health Care Equipment & Supplies 4.3%
114,285	West Pharmaceutical Services	8,671,946
	Components & Systems for Injectable Drug Delivery
236,669	ZELTIQ Aesthetics	6,468,164
	Systems & Consumables for Aesthetics
510,417	Endologix	6,359,796
	Minimally Invasive Treatment of Abdominal Aortic Aneurysm (AAA)
Number of Shares		Value
36,747	Abiomed (b)	$4,016,079
	Medical Devices for Cardiac Conditions
248,492	LeMaitre Vascular	3,545,981
	Medical Devices for Peripheral Vascular Disease
		29,061,966
	> Health Care Technology 1.8%
256,527	Medidata Solutions	12,023,420
	Cloud-based Software for Drug Studies
		12,023,420
	> Pharmaceuticals 1.0%
252,481	Akorn (b)	7,191,921
	Developer, Manufacturer & Distributor of Specialty Generic Drugs
		7,191,921
Health Care: Total		159,043,218
Information Technology 18.5%
	> Internet Software & Services 6.8%
49,130	CoStar Group	10,742,766
	Commercial Real Estate Data Aggregator & Web Marketing for Retail Landlords
164,715	SPS Commerce	9,981,729
	Supply Chain Management Software Delivered via the Web
434,313	NIC	9,528,827
	Government Web Portal Development & Management Outsourcing
306,159	Q2 Holdings	8,578,575
	Online & Mobile Banking Software
120,252	J2 Global Communications	7,596,319
	Communication Technology & Digital Media
		46,428,216
	> Software 5.2%
145,368	Guidewire	8,977,928
	Software for Global Property & Casualty Insurance Carriers
131,643	Manhattan Associates	8,442,266
	Supply Chain Management Software & Services
80,438	Ansys (b)	7,299,748
	Simulation Software for Engineers & Designers
42,988	Tyler Technologies	7,166,529
	Financial, Tax, Court & Document Management Systems for Local Governments
49,719	NetSuite	3,619,543
	Enterprise Software Delivered via the Web
		35,506,014
	> IT Services 4.3%
163,494	ExlService Holdings	8,568,721
	Business Process Outsourcing
129,713	Maximus	7,182,209
	Outsourcer for Government Program Administration

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> IT Services—continued
249,425	WNS - ADR	$6,734,475
	Offshore Business Process Outsourcing Services
163,907	CoreLogic	6,307,141
	Data Processing Services for Real Estate, Insurance & Mortgages
		28,792,546
	> Semiconductors & Semiconductor Equipment 1.2%
121,008	Monolithic Power Systems	8,267,267
	High Performance Analog & Mixed Signal Integrated Circuits
		8,267,267
	> Electronic Equipment, Instruments & Components 1.0%
41,657	IPG Photonics	3,332,560
	Fiber Lasers
50,972	Rogers	3,114,389
	Printed Circuit Materials & High Performance Foams
		6,446,949
Information Technology: Total		125,440,992
Industrials 18.2%
	> Machinery 6.1%
181,163	Toro	15,978,577
	Turf Maintenance Equipment
184,646	ESCO Technologies	7,374,761
	Industrial Filtration & Advanced Measurement Equipment
151,263	Oshkosh Corporation	7,216,758
	Specialty Truck Manufacturer
48,602	Middleby	5,601,380
	Manufacturer of Cooking Equipment
63,653	Nordson	5,322,027
	Dispensing Systems for Adhesives & Coatings
		41,493,503
	> Commercial Services & Supplies 4.4%
95,469	UniFirst	11,047,673
	Uniform Rental
306,652	Knoll	7,445,510
	Office & Residential Furniture
147,837	Healthcare Services Group	6,117,495
	Outsourced Services to Long-term Care Industry
103,800	Copart	5,087,238
	Auto Salvage Services
		29,697,916
	> Professional Services 3.7%
230,194	ICF International	9,414,934
	Professional Service Company
74,000	WageWorks	4,425,940
	Healthcare Consumer Directed Benefits & Commuter Account Management
69,501	Corporate Executive Board	4,286,822
	Best Practices Advisory & HR Solutions/Analytics
Number of Shares		Value
241,758	Navigant Consulting	$3,904,392
	Financial Consulting Firm
162,141	Korn/Ferry International	3,356,319
	Executive Search & Corporate Leadership/Talent Consulting
		25,388,407
	> Aerospace & Defense 2.9%
126,699	HEICO	6,797,401
	FAA-Approved Aircraft Replacement Parts
188,000	Taser	4,677,440
	Manufacturer of Electrical Weapons & Body Cameras
83,815	Moog	4,519,305
	Motion Control Products for Aerospace, Defense & Industrial Markets
114,000	Astronics (b)	3,791,640
	Designer & Manufacturer of Aircraft Electrical Components & Testing Equipment
		19,785,786
	> Trading Companies & Distributors 0.8%
38,269	Watsco	5,384,066
	HVAC Distribution
		5,384,066
	> Building Products 0.3%
199,713	PGT	2,057,044
	Wind Resistant Windows & Doors
		2,057,044
Industrials: Total		123,806,722
Consumer Discretionary 16.8%
	> Hotels, Restaurants & Leisure 6.3%
186,677	Papa John's International	12,694,036
	Franchisor of Pizza Restaurants
71,870	Vail Resorts	9,934,590
	Ski Resort Operator & Developer
169,968	Texas Roadhouse	7,750,541
	Rural-focused Full Service Steakhouse
142,150	Zoe's Kitchen (a)	5,155,781
	Fast, Casual Mediterranean Food
75,663	Choice Hotels	3,603,072
	Franchisor of Budget Hotel Brands
149,841	Fiesta Restaurant Group	3,268,032
	Owner/Operator of Two Restaurant Chains: Pollo Tropical & Taco Cabana
		42,406,052
	> Auto Components 4.5%
164,141	Drew Industries	13,925,722
	RV & Manufactured Home Components
140,876	Dorman Products	8,058,107
	Aftermarket Auto Parts Distributor
152,495	Gentherm	5,222,954
	Climate Control Systems for Car Seats, Mattresses & Other
230,449	Gentex	3,560,437
	Manufacturer of Auto Parts
		30,767,220

See accompanying notes to financial statements.

Number of Shares		Value
	> Household Durables 2.0%
105,984	Cavco Industries	$9,930,701
	Manufactured Homes
109,242	iRobot	3,832,209
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
		13,762,910
	> Specialty Retail 1.3%
108,874	Five Below	5,052,842
	Low-price Specialty Retailer Targeting Pre-Teens, Teens & Parents
59,000	Monro Muffler Brake	3,750,040
	Automotive Services
		8,802,882
	> Leisure Products 1.0%
147,861	Brunswick Corp	6,701,061
	Boats, Boat Engines, Exercise & Bowling Equipment
	> Distributors 0.9%
63,439	Pool	5,965,169
	Swimming Pool Supplies & Equipment Distributor
	> Diversified Consumer Services 0.8%
138,612	ServiceMaster	5,516,758
	Pest & Termite Control, Home Warranty & Other Home Services
Consumer Discretionary: Total		113,922,052
Financials 15.3%
	> Banks 7.3%
96,580	SVB Financial Group	9,190,553
	Bank to Venture Capitalists
223,584	MB Financial	8,111,628
	Chicago Bank
407,739	Associated Banc-Corp	6,992,724
	Midwest Bank
140,915	Lakeland Financial	6,624,414
	Indiana Bank
268,010	First Busey	5,732,734
	Illinois Bank
172,943	LegacyTexas	4,653,896
	Texas Thrift
156,656	Sandy Spring Bancorp	4,552,423
	Baltimore & Washington, D.C. Bank
140,000	TriCo Bancshares	3,864,000
	California Central Valley Bank
		49,722,372
	> Diversified Financial Services 2.6%
84,984	MarketAxess	12,356,673
	Bond Exchange
201,062	BATS Global Markets	5,165,283
	U.S. & European Equity, U.S. Options, & Global FX Exchange
		17,521,956
Number of Shares		Value
	> Capital Markets 2.1%
420,816	Virtu Financial	$7,574,688
	High Speed Trader
146,478	SEI Investments	7,047,057
	Mutual Fund Administration & Investment Management
		14,621,745
	> Real Estate Management & Development 1.6%
131,061	FirstService	6,006,526
	Owner, Operator & Manager of Residential & Commercial Properties
147,574	Colliers International Group	5,038,176
	Real Estate Services
		11,044,702
	> Real Estate Investment Trusts (REITs) 1.2%
130,000	Corrections Corp of America	4,552,600
	Prison Owner & Operator
37,582	Extra Space Storage	3,477,838
	Self Storage Facilities
		8,030,438
	> Insurance 0.5%
94,479	Allied World Assurance Company Holdings	3,319,992
	Commercial Lines Insurance/ Reinsurance
		3,319,992
Financials: Total		104,261,205
Energy 3.4%
	> Energy Equipment & Services 1.8%
58,460	Core Labs (Netherlands)	7,242,609
	Oil & Gas Reservoir Consulting
326,080	Frank's International (Netherlands) (a)	4,764,029
	Global Provider of Casing Running Services Post Drilling of Wells
		12,006,638
	> Oil, Gas & Consumable Fuels 1.6%
177,854	Carrizo Oil & Gas	6,376,066
	Oil & Gas Producer
78,760	PDC Energy	4,537,364
	Oil & Gas Producer in the United States
		10,913,430
Energy: Total		22,920,068
Consumer Staples 0.9%
	> Household Products 0.9%
53,000	WD-40	6,224,850
	Manufacturer of Industrial Lubrications
		6,224,850
Consumer Staples: Total		6,224,850

See accompanying notes to financial statements.

COLUMBIA ACORN USA®

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
Telecommunication Services 0.6%
	> Diversified Telecommunication Services 0.6%
344,808	Lumos Networks	$4,172,177
	Telephone & Fiber Optic Data Services
		4,172,177
Telecommunication Services: Total		4,172,177
Total Equities: 97.1% (Cost: $484,970,330)		659,791,284	(c)
Short-Term Investments 1.7%
11,332,469	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.20%)	11,332,469
Total Short-Term Investments: 1.7% (Cost: $11,332,469)		11,332,469
Number of Shares		Value
Securities Lending Collateral 2.1%
14,582,425	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.24%) (d)	$14,582,425
Total Securities Lending Collateral: 2.1% (Cost: $14,582,425)		14,582,425
Total Investments: 100.9% (Cost: $510,885,224)(e)		685,706,178	(f)
Obligation to Return Collateral for Securities Loaned: (2.1)%		(14,582,425)
Cash and Other Assets Less Liabilities: 1.2%		8,147,587
Net Assets: 100.0%		$679,271,340

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2016. The total market value of securities on loan at June 30, 2016 was $14,187,390.

(b)  Non-income producing security.

(c)  On June 30, 2016, the market value of foreign securities represented 1.77% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Netherlands	$12,006,638	1.77

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $510,885,224 and net unrealized appreciation was $174,820,954 consisting of gross unrealized appreciation of $189,895,362 and gross unrealized depreciation of $15,074,408.

(f)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/16	Value	Dividend
Rubicon Technology	1,354,071	-	1,354,071	-	$-	$-

  At June 30, 2016, the Fund did not hold any investments in affiliated companies.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Health Care	$159,043,218	$-	$-	$159,043,218
Information Technology	125,440,992	-	-	125,440,992
Industrials	123,806,722	-	-	123,806,722
Consumer Discretionary	113,922,052	-	-	113,922,052
Financials	104,261,205	-	-	104,261,205
Energy	22,920,068	-	-	22,920,068
Consumer Staples	6,224,850	-	-	6,224,850
Telecommunication Services	4,172,177	-	-	4,172,177
Total Equities	659,791,284	-	-	659,791,284
Total Short-Term Investments	11,332,469	-	-	11,332,469
Total Securities Lending Collateral	14,582,425	-	-	14,582,425
Total Investments	$685,706,178	$-	$-	$685,706,178

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
		Equities: 95.5%
Europe 39.9%
	> United Kingdom 8.4%
141,000	Compass Group	$2,682,579
	Catering & Support Services
38,000	Next	2,510,883
	Clothes & Home Retailer in the UK
102,930	WH Smith	2,162,406
	Newsprint, Books & General Stationery Retailer
39,000	Rightmove	1,904,796
	Internet Real Estate Listings
		9,260,664
	> Switzerland 7.5%
11,654	Partners Group	4,994,503
	Private Markets Asset Management
8,540	Geberit	3,234,631
	Plumbing Systems
		8,229,134
	> Germany 6.6%
101,204	Wirecard (a)	4,457,622
	Online Payment Processing & Risk Management
29,500	MTU Aero Engines	2,756,124
	Airplane Engine Components & Services
		7,213,746
	> Denmark 5.2%
118,955	Novozymes	5,712,325
	Industrial Enzymes
	> France 4.4%
19,000	Essilor International	2,497,152
	Eyeglass Lenses
125,000	Eutelsat	2,359,387
	Fixed Satellite Services
		4,856,539
	> Sweden 3.5%
106,000	Hexagon	3,879,172
	Design, Measurement & Visualization Software & Equipment
	> Spain 2.5%
477,000	Distribuidora Internacional de Alimentación	2,784,198
	Discount Retailer in Spain & Latin America
	> Ireland 1.8%
158,000	Ryanair	1,994,902
	European Low Cost Airline
Europe: Total		43,930,680
Asia 37.5%
	> Japan 21.5%
291,000	Aeon Mall	3,807,456
	Suburban Shopping Mall Developer, Owner & Operator
126,800	Bandai Namco	3,272,266
	Branded Toys & Related Content
Number of Shares		Value
96,000	KDDI	$2,919,335
	Mobile & Fixed Line Communication Service Provider in Japan
254,400	Sony Financial Holdings	2,876,469
	Life Insurance, Assurance & Internet Banking
77,300	Recruit Holdings	2,824,087
	Recruitment & Media Services
45,600	FamilyMart	2,778,923
	Convenience Store Operator
173,000	Santen Pharmaceutical	2,719,073
	Specialty Pharma (Ophthalmic Medicine)
68,000	Hoya	2,428,688
	Opto-electrical Components & Eyeglass Lenses
		23,626,297
	> China 7.4%
17,000	NetEase.com - ADR	3,284,740
	Chinese Online Gaming Services
2,191,000	China Everbright International	2,449,863
	Municipal Waste Operator
217,000	Vipshop - ADR (b)	2,423,890
	Internet Discount Retailer
		8,158,493
	> Taiwan 3.4%
41,000	Largan Precision	3,791,813
	Mobile Device Camera Lenses & Modules
	> India 2.9%
463,000	Zee Entertainment Enterprises	3,142,747
	Indian Programmer of Pay Television Content
	> Thailand 2.3%
228,000	Airports of Thailand	2,535,234
	Airport Operator of Thailand
Asia: Total		41,254,584
Other Countries 18.1%
	> Canada 7.1%
32,641	CCL Industries	5,680,562
	Global Label Converter
66,240	Vermilion Energy	2,109,303
	Canadian Exploration & Production Company
		7,789,865
	> Australia 6.1%
305,000	Amcor	3,429,297
	Flexible & Rigid Packaging
778,268	IAG	3,205,895
	General Insurance Provider
		6,635,192
	> South Africa 2.9%
21,000	Naspers	3,206,597
	Media in Africa, China, Russia & Other Emerging Markets

See accompanying notes to financial statements.

Number of Shares		Value
	> United States 2.0%
41,840	Anadarko Petroleum	$2,227,980
	Worldwide Production of Oil & Gas
Other Countries: Total		19,859,634
Total Equities: 95.5% (Cost: $90,481,062)		105,044,898	(c)
Short-Term Investments 2.7%
3,011,768	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.29%)	3,011,768
Total Short-Term Investments: 2.7% (Cost: $3,011,768)		3,011,768
Number of Shares		Value
Securities Lending Collateral 3.7%
4,028,509	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.24%) (d)	$4,028,509
Total Securities Lending Collateral: 3.7% (Cost: $4,028,509)		4,028,509
Total Investments: 101.9% (Cost: $97,521,339)(e)		112,085,175
Obligation to Return Collateral for Securities Loaned: (3.7)%		(4,028,509)
Cash and Other Assets Less Liabilities: 1.8%		1,922,295
Net Assets: 100.0%		$109,978,961

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at June 30, 2016. The total market value of securities on loan at June 30, 2016 was $3,911,451.

(b)  Non-income producing security.

(c)  On June 30, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$23,626,297	21.5
Euro	16,849,385	15.3
British Pound	9,260,664	8.4
Swiss Franc	8,229,134	7.5
Canadian Dollar	7,789,865	7.1
Australian Dollar	6,635,192	6.0
U.S. Dollar	7,936,610	7.2
Danish Krone	5,712,325	5.2
Other currencies less than 5% of total net assets	19,005,426	17.3
Total Equities	$105,044,898	95.5

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $97,521,339 and net unrealized appreciation was $14,563,836 consisting of gross unrealized appreciation of $23,193,065 and gross unrealized depreciation of $8,629,229.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$43,930,680	$-	$43,930,680
Asia	5,708,630	35,545,954	-	41,254,584
Other Countries	10,017,845	9,841,789	-	19,859,634
Total Equities	15,726,475	89,318,423	-	105,044,898
Total Short-Term Investments	3,011,768	-	-	3,011,768
Total Securities Lending Collateral	4,028,509	-	-	4,028,509
Total Investments	$22,766,752	$89,318,423	$-	$112,085,175

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECTSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Discretionary
Media	$8,708,729	7.8
Leisure Products	3,272,266	3.0
Hotels, Restaurants & Leisure	2,682,580	2.4
Multiline Retail	2,510,883	2.3
Internet & Catalog Retail	2,423,890	2.2
Specialty Retail	2,162,406	2.0
	21,760,754	19.7
> Information Technology
Electronic Equipment, Instruments & Components	7,670,985	7.0
Internet Software & Services	5,189,537	4.6
IT Services	4,457,622	4.1
	17,318,144	15.7
> Industrials
Building Products	3,234,631	2.9
Professional Services	2,824,087	2.6
Aerospace & Defense	2,756,124	2.5
Transportation Infrastructure	2,535,234	2.3
Commercial Services & Supplies	2,449,863	2.3
Airlines	1,994,903	1.8
	15,794,842	14.4
> Financials
Insurance	6,082,364	5.5
Capital Markets	4,994,503	4.5
Real Estate Management & Development	3,807,454	3.5
	14,884,321	13.5
	Value	Percentage of Net Assets
> Materials
Containers & Packaging	$9,109,860	8.3
Chemicals	5,712,325	5.2
	14,822,185	13.5
> Health Care
Health Care Equipment & Supplies	4,925,840	4.5
Pharmaceuticals	2,719,073	2.5
	7,644,913	7.0
> Consumer Staples
Food & Staples Retailing	5,563,121	5.1
	5,563,121	5.1
> Energy
Oil, Gas & Consumable Fuels	4,337,283	3.9
	4,337,283	3.9
> Telecommunication Services
Wireless Telecommunication Services	2,919,335	2.7
	2,919,335	2.7
Total Equities:	105,044,898	95.5
Short-Term Investments:	3,011,768	2.7
Securities Lending Collateral:	4,028,509	3.7
Total Investments:	112,085,175	101.9
Obligation to Return Collateral for Securities Loaned:	(4,028,509)	(3.7)
Cash and Other Assets Less Liabilities:	1,922,295	1.8
Net Assets:	$109,978,961	100.0

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
		Equities: 97.0%
Consumer Discretionary 24.8%
	> Hotels, Restaurants & Leisure 7.2%
193,600	Papa John's International	$13,164,800
	Franchisor of Pizza Restaurants
79,584	Vail Resorts	11,000,896
	Ski Resort Operator & Developer
		24,165,696
	> Distributors 5.2%
553,620	LKQ (a)	17,549,754
	Alternative Auto Parts Distribution
	> Media 3.8%
384,000	Liberty Global Series A (a)	11,159,040
	Cable TV Franchises Outside of the United States
47,911	Liberty Global Latin America Group (a)	1,545,617
	Cable TV & Broadband in Latin America
		12,704,657
	> Textiles, Apparel & Luxury Goods 2.9%
392,000	Hanesbrands	9,850,960
	Apparel Wholesaler
	> Household Durables 2.4%
229,000	iRobot (a)	8,033,320
	Home Robots (Vacuums, Pool Cleaners) & Battlefield Reconnaissance Robots
	> Internet & Catalog Retail 2.0%
300,000	Liberty TripAdvisor Holdings Class A (a)	6,564,000
	Holding Company for Trip Advisor
	> Specialty Retail 1.3%
113,393	Cato	4,277,184
	Women's Apparel Retailing, Focusing on Private Labels & Low Prices
Consumer Discretionary: Total		83,145,571
Industrials 22.8%
	> Machinery 9.0%
142,256	Nordson	11,894,024
	Dispensing Systems for Adhesives & Coatings
88,400	Middleby (a)	10,188,100
	Manufacturer of Cooking Equipment
116,000	Wabtec	8,146,680
	Freight & Transit Component Supplier
		30,228,804
	> Road & Rail 7.6%
37,000	Amerco	13,858,350
	North American Moving & Storage
145,000	JB Hunt Transport Services	11,734,850
	Truck & Intermodal Carrier
		25,593,200
	> Electrical Equipment 3.1%
297,530	Generac (a)	10,401,649
	Standby Power Generators
		10,401,649
Number of Shares		Value
	> Professional Services 3.1%
270,395	Robert Half International	$10,318,273
	Temporary & Permanent Staffing in Finance, Accounting & Other Professions
		10,318,273
Industrials: Total		76,541,926
Financials 19.7%
	> Real Estate Investment Trusts (REITs) 8.7%
125,161	Crown Castle International	12,695,080
	Communications Towers
273,566	EdR	12,622,335
	Student Housing
40,426	Extra Space Storage	3,741,022
	Self Storage Facilities
		29,058,437
	> Capital Markets 4.4%
263,000	Lazard	7,832,140
	Corporate Advisory & Asset Management
198,237	Eaton Vance	7,005,696
	Specialty Mutual Funds
		14,837,836
	> Banks 4.3%
152,600	SVB Financial Group (a)	14,521,416
	Bank to Venture Capitalists
		14,521,416
	> Real Estate Management & Development 2.3%
77,300	Jones Lang LaSalle	7,532,885
	Real Estate Services
		7,532,885
Financials: Total		65,950,574
Health Care 15.8%
	> Health Care Equipment & Supplies 5.8%
182,177	Align Technology (a)	14,674,357
	Invisalign System to Correct Malocclusion (Crooked Teeth)
94,397	LivaNova (a)	4,741,561
	Neuromodulation & Cardiac Devices
		19,415,918
	> Health Care Providers & Services 4.1%
357,000	HealthSouth	13,858,740
	Inpatient Rehabilitation Facilities & Home Health Care
		13,858,740
	> Life Sciences Tools & Services 3.3%
386,603	VWR (a)	11,172,827
	Distributor of Lab Supplies
		11,172,827
	> Biotechnology 2.6%
242,166	Cepheid (a)	7,446,605
	Molecular Diagnostics

See accompanying notes to financial statements.

Number of Shares		Value
	> Biotechnology—continued
26,186	Ultragenyx Pharmaceutical (a)	$1,280,757
	Biotech Focused on "Ultra-Orphan" Drugs
		8,727,362
Health Care: Total		53,174,847
Information Technology 7.2%
	> Software 5.0%
113,158	Ansys (a)	10,269,088
	Simulation Software for Engineers & Designers
31,057	Ultimate Software (a)	6,530,977
	Human Capital Management Systems
		16,800,065
	> Internet Software & Services 2.2%
124,000	SPS Commerce (a)	7,514,400
	Supply Chain Management Software Delivered via the Web
		7,514,400
Information Technology: Total		24,314,465
Consumer Staples 4.2%
	> Household Products 4.2%
1,014,000	HRG Group (a)	13,922,220
	Holding Company
		13,922,220
Consumer Staples: Total		13,922,220
Number of Shares		Value
Materials 2.5%
	> Chemicals 2.5%
320,681	Axalta Coating Systems (a)	$8,507,667
	Global Manufacturer of High Performance Coatings
		8,507,667
Materials: Total		8,507,667
Total Equities: 97.0% (Cost: $292,517,126)		325,557,270
Short-Term Investments 4.1%
13,625,892	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.20%)	13,625,892
Total Short-Term Investments: 4.1% (Cost: $13,625,892)		13,625,892
Total Investments: 101.1% (Cost: $306,143,018)(b)		339,183,162
Cash and Other Assets Less Liabilities: (1.1)%		(3,526,586)
Net Assets: 100.0%		$335,656,576

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $306,143,018 and net unrealized appreciation was $33,040,144 consisting of gross unrealized appreciation of $45,223,436 and gross unrealized depreciation of $12,183,292.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

See accompanying notes to financial statements.

COLUMBIA ACORN SELECTSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Discretionary	$83,145,571	$-	$-	$83,145,571
Industrials	76,541,926	-	-	76,541,926
Financials	65,950,574	-	-	65,950,574
Health Care	53,174,847	-	-	53,174,847
Information Technology	24,314,465	-	-	24,314,465
Consumer Staples	13,922,220	-	-	13,922,220
Materials	8,507,667	-	-	8,507,667
Total Equities	325,557,270	-	-	325,557,270
Total Short-Term Investments	13,625,892	-	-	13,625,892
Total Investments	$339,183,162	$-	$-	$339,183,162

  There were no transfers of financial assets between levels during the period.

  The following table reconciles asset balances for the period ending June 30, 2016, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Equities
Food Products	$8,851,514	$(16,166,667)	$11,148,486	$-	$(3,833,333)	$-	$-	$-

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
	> Affiliated Bond Funds 79.4%
36,505,570	Columbia Short Term Bond Fund, Class I Shares (a)	$365,420,757
19,757,031	Columbia Total Return Bond Fund, Class I Shares (a)	184,135,530
33,247,430	Columbia U.S. Government Mortgage Fund, Class I Shares (a)	183,525,812
7,995,207	Columbia U.S. Treasury Index Fund, Class I Shares (a)	92,424,597
9,533,807	Columbia Income Opportunities Fund, Class I Shares (a)	91,047,851
Total Affiliated Bond Funds: (Cost: $903,925,415)		916,554,547
	> Affiliated Stock Funds 20.0%
2,142,317	Columbia Contrarian Core Fund, Class I Shares (a)	46,124,084
2,465,813	Columbia Dividend Income Fund, Class I Shares (a)	46,110,701
1,198,860	Columbia Acorn International, Class I Shares (a)	46,060,193
1,330,061	Columbia Acorn Fund, Class I Shares (a)(b)	23,143,058
1,471,216	Columbia Select Large Cap Growth Fund, Class I Shares (a)(b)	23,053,955
Number of Shares		Value
1,645,269	Columbia Acorn Select, Class I Shares (a)(b)	$23,050,225
1,089,821	Columbia Large Cap Enhanced Core Fund, Class I Shares (a)	23,017,026
Total Affiliated Stock Funds: (Cost: $197,906,220)		230,559,242
	> Short-Term Investments 0.5%
5,910,720	JPMorgan U.S. Government Money Market Fund, Agency Shares (7 day yield of 0.20%)	5,910,720
Total Short-Term Investments: (Cost: $5,910,720)		5,910,720
Total Investments: 99.9% (Cost: $1,107,742,355)(c)		1,153,024,509
Cash and Other Assets Less Liabilities: 0.1%		1,332,875
Net Assets: 100.0%		$1,154,357,384

> Notes to Statement of Investments

(a)  An affiliated person of the Fund, as defined in the Investment Company Act of 1940, may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the period ended June 30, 2016, are as follows:

Security	Balance of Shares Held 12/31/15	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 06/30/16	Value	Dividend
Columbia Short Term Bond Fund, Class I Shares	33,379,127	13,543,572	10,417,129	36,505,570	$365,420,757	$1,381,920
Columbia Total Return Bond Fund, Class I Shares	18,493,046	7,195,882	5,931,897	19,757,031	184,135,530	2,247,435
Columbia U.S. Government Mortgage Fund, Class I Shares	30,509,848	12,323,617	9,586,035	33,247,430	183,525,812	2,007,546
Columbia U.S. Treasury Index Fund, Class I Shares	-	8,610,101	614,894	7,995,207	92,424,597	193,354
Columbia Income Opportunities Fund, Class I Shares	17,570,413	5,518,839	13,555,445	9,533,807	91,047,851	3,455,489
Columbia Contrarian Core Fund, Class I Shares	2,628,205	2,443,024	2,928,912	2,142,317	46,124,084	-
Columbia Dividend Income Fund, Class I Shares	3,143,436	2,616,279	3,293,902	2,465,813	46,110,701	638,644
Columbia Acorn International, Class I Shares	1,389,031	1,385,911	1,576,082	1,198,860	46,060,193	-
Columbia Acorn Fund, Class I Shares	1,397,374	1,720,755	1,788,068	1,330,061	23,143,058	-
Columbia Select Large Cap Growth Fund, Class I Shares	1,625,974	2,101,386	2,256,144	1,471,216	23,053,955	-
Columbia Acorn Select, Class I Shares	1,752,426	2,066,986	2,174,143	1,645,269	23,050,225	-
Columbia Large Cap Enhanced Core Fund, Class I Shares	1,322,181	1,274,746	1,507,106	1,089,821	23,017,026	69,064
Total of Affiliated Transactions	113,211,061	60,801,098	55,629,757	118,382,402	$1,147,113,789	$9,993,452

  The aggregate cost and value of these companies at June 30, 2016, was $1,101,831,635 and $1,147,113,789, respectively. Investments in affiliated companies represented 99.37% of the Fund's total net assets at June 30, 2016.

(b)  Non-income producing security.

(c)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $1,107,742,355 and net unrealized appreciation was $45,282,154 consisting of gross unrealized appreciation of $45,357,450 and gross unrealized depreciation of $75,296.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day.

  CWAM's Valuation Committee (the Committee) is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Affiliated Bond Funds	$916,554,547	$-	$-	$916,554,547
Total Affiliated Stock Funds	230,559,242	-	-	230,559,242
Total Short-Term Investments	5,910,720	-	-	5,910,720
Total Investments	$1,153,024,509	$-	$-	$1,153,024,509

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
		Equities: 96.3%
Asia 71.5%
	> China 13.3%
11,060,000	NewOcean Energy	$3,632,165
	Southern China Liquefied Petroleum Gas Distributor
3,020,000	Xinhua Winshare Publishing	3,273,213
	Sichuan Publisher, Distributor & Retailer
245,083	Vipshop - ADR (a)	2,737,577
	Internet Discount Retailer
6,560,000	AMVIG Holdings	2,586,694
	Chinese Tobacco Packaging Material Supplier
87,444	BitAuto - ADR (a)(b)	2,357,490
	Automotive Information Website for Buyers & Dealers
1,869,000	China Everbright International	2,089,819
	Municipal Waste Operator
59,912	51job - ADR (a)	1,756,021
	Integrated Human Resource Services
836,000	Travelsky Technology	1,616,174
	Chinese Air Travel Transaction Processor
5,530,000	Sihuan Pharmaceutical Holdings Group	1,056,308
	Chinese Generic Drug Manufacturer
		21,105,461
	> Korea 13.0%
174,419	ModeTour Network	4,209,981
	Travel Services
114,626	Koh Young Technology	4,094,879
	Inspection Systems for Printed Circuit Boards
28,048	Nongshim Holdings	3,586,507
	Holding Company of Food Conglomerate
86,671	Korea Investment Holdings	3,195,306
	Brokerage & Asset Management
6,527	KCC	2,170,983
	Paint & Housing Material Manufacturer
32,351	KEPCO Plant Service & Engineering	1,829,037
	Power Plant & Grid Maintenance
58,203	Sam Yung Trading	1,113,432
	Ophthalmic Lenses
543	Orion Corp	445,708
	Confectionery & Snack Manufacturer
		20,645,833
	> Taiwan 10.4%
210,000	Silergy	2,484,001
	Chinese Provider of Analog & Mixed Digital Integrated Circuits
224,000	Ginko International	2,340,246
	Contact Lens Maker in China
25,000	Largan Precision	2,312,081
	Mobile Device Camera Lenses & Modules
78,000	St. Shine Optical	1,762,654
	Disposable Contact Lens Original Equipment Manufacturer
221,988	Advantech	1,692,717
	Industrial PC & Components
Number of Shares		Value
448,000	Novatek Microelectronics	$1,679,054
	Display Related Integrated Circuit Designer
1,006,000	Vanguard International Semiconductor	1,662,870
	Semiconductor Foundry
127,000	PChome Online	1,407,759
	Taiwanese E-commerce Company
167,000	Addcn Technology	1,228,363
	Largest Real Estate, Online Game Items & Auto Portal
		16,569,745
	> India 10.2%
936,472	Zee Entertainment Enterprises	6,356,576
	Indian Programmer of Pay Television Content
771,523	TVS Motor	3,550,622
	Indian Maker of Scooters, Mopeds, Motorcycles, & Three-wheelers
246,667	Amara Raja	3,181,678
	Indian Maker of Auto & Industrial Batteries, Mostly for the Replacement Market
177,038	United Breweries	1,976,174
	Indian Brewer
377,464	Adani Ports & Special Economic Zone	1,161,763
	Indian Ports
		16,226,813
	> Indonesia 9.0%
33,370,300	Media Nusantara Citra	5,598,455
	Media Company in Indonesia
13,234,500	Link Net	4,078,627
	Fixed Broadband & CATV Service Provider
1,790,500	Matahari Department Store	2,728,917
	Department Store Chain in Indonesia
3,627,200	Tower Bersama Infrastructure	1,818,260
	Communications Towers
		14,224,259
	> Philippines 4.6%
40,689,000	Melco Crown (Philippines) Resorts (a)	3,292,999
	Integrated Resort Operator in Manila
27,197,000	RFM Corporation	2,416,355
	Flour, Bread, Pasta & Ice Cream Manufacturer/Distributor in the Philippines
1,764,600	Puregold Price Club	1,580,911
	Supermarket Operator in the Philippines
		7,290,265
	> Hong Kong 3.1%
1,616,000	Vitasoy International	2,939,777
	Hong Kong Soy Food Brand
2,078,000	Value Partners	1,924,216
	Mutual Fund Management
		4,863,993

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

Number of Shares		Value
	> Singapore 3.0%
5,892,800	China Everbright Water	$2,791,252
	Waste Water Treatment Operator
4,366,000	SIIC Environment (a)	2,014,207
	Waste Water Treatment Operator
		4,805,459
	> Thailand 2.7%
6,182,100	Samui Airport Property Fund	4,327,822
	Thai Airport Operator
	> Cambodia 2.2%
5,163,000	Nagacorp	3,447,504
	Casino & Entertainment Complex in Cambodia
Asia: Total		113,507,154
Other Countries 12.2%
	> South Africa 4.7%
342,136	Famous Brands	2,950,249
	Quick Service Restaurant & Cafe Franchise System in Africa
882,911	Rand Merchant Insurance	2,475,903
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
450,885	Coronation Fund Managers	2,045,306
	South African Fund Manager
		7,471,458
	> Egypt 2.3%
820,100	Commercial International Bank of Egypt	3,692,021
	Private Universal Bank in Egypt
	> United States 1.8%
107,457	Bladex	2,847,610
	Latin American Trade Financing House
	> Guatemala 1.8%
189,900	Tahoe Resources	2,844,201
	Silver & Gold Projects in Guatemala, Canada & Peru
	> Canada 1.6%
259,201	Parex Resources (a)	2,509,853
	Canadian Listed Exploration & Production Company Operating in Colombia
Other Countries: Total		19,365,143
Latin America 6.5%
	> Mexico 6.5%
26,105	Grupo Aeroportuario del Sureste - ADR	4,165,053
	Mexican Airport Operator
3,134,000	Hoteles City Express (a)	3,136,991
	Budget Hotel Operator in Mexico
2,093,300	Qualitas	2,971,201
	Auto Insurer in Mexico & Central America
		10,273,245
Latin America: Total		10,273,245
Number of Shares		Value
Europe 6.1%
	> Finland 2.3%
202,395	Tikkurila	$3,664,883
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
	> Sweden 1.4%
37,336	Millicom	2,290,166
	Telecoms Operator in Latin America & Africa
	> Spain 1.4%
376,017	Prosegur	2,266,078
	Security Guards
	> Poland 1.0%
6,000	Wawel	1,509,504
	Chocolate & Confectionery Maker in Poland
Europe: Total		9,730,631
Total Equities: 96.3% (Cost: $163,805,191)		152,876,173	(c)
Short-Term Investments 1.9%
3,051,300	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.29%)	3,051,300
Total Short-Term Investments: 1.9% (Cost: $3,051,300)		3,051,300
Securities Lending Collateral 1.2%
1,850,375	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.24%) (d)	1,850,375
Total Securities Lending Collateral: 1.2% (Cost: $1,850,375)		1,850,375
Total Investments: 99.4% (Cost: $168,706,866)(e)		157,777,848
Obligation to Return Collateral for Securities Loaned: (1.2)%		(1,850,375)
Cash and Other Assets Less Liabilities: 1.8%		2,798,084
Net Assets: 100.0%		$158,725,557

ADR - American Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2016. The total market value of securities on loan at June 30, 2016 was $1,765,880.

(c)  On June 30, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Hong Kong Dollar	$22,565,870	14.2
Korean Won	20,645,833	13.0
Taiwan Dollar	16,569,745	10.4
Indian Rupee	16,226,813	10.2
Indonesian Rupiah	14,224,259	9.0
U.S. Dollar	13,863,751	8.8
Other Currencies less than 5% of total net assets	48,779,902	30.7
Total Equities	$152,876,173	96.3

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $168,706,866 and net unrealized depreciation was $10,929,018 consisting of gross unrealized appreciation of $16,825,857 and gross unrealized depreciation of $27,754,875.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$6,851,088	$106,656,066	$-	$113,507,154
Other Countries	8,201,664	11,163,479	-	19,365,143
Latin America	10,273,245	-	-	10,273,245
Europe	-	9,730,631	-	9,730,631
Total Equities	25,325,997	127,550,176	-	152,876,173
Total Short-Term Investments	3,051,300	-	-	3,051,300
Total Securities Lending Collateral	1,850,375	-	-	1,850,375
Total Investments	$30,227,672	$127,550,176	$-	$157,777,848

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between Levels 1 and 2 during the period.

  The following table reconciles asset balances for the period ending June 30, 2016, in which significant observable and/or unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Equities
Asia	$4,620,853	$-	$-	$-	$-	$-	$(4,620,853)	$-

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

  Financial assets were transferred from Level 3 to Level 2 as trading resumed during the period. As a result, as of period end, the Committee determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board.

  The following table shows transfers between Level 2 and Level 3 of the fair value hierarchy:

Transfers In		Transfers Out
Level 2	Level 3	Level 2	Level 3
$4,620,853	$-	$-	$4,620,853

  Transfers into and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

  Certain securities classified as Level 3 are valued by the Committee at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include, but are not limited to estimated earnings of the company and the position of the security within the company's capital structure. The Committee also may use some observable inputs, which may include, but are not limited to, trades of similar securities or indices and market multiples derived from a set of comparable companies. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.
See accompanying notes to financial statements.

COLUMBIA ACORN EMERGING MARKETS FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Discretionary
Hotels, Restaurants & Leisure	$17,037,725	10.7
Media	11,955,031	7.5
Automobiles	3,550,622	2.3
Distributors	3,273,213	2.1
Internet & Catalog Retail	2,737,577	1.7
Multiline Retail	2,728,917	1.7
	41,283,085	26.0
> Financials
Capital Markets	7,164,828	4.5
Banks	6,539,631	4.1
Insurance	5,447,104	3.5
Real Estate Investment Trusts (REITs)	4,327,822	2.7
	23,479,385	14.8
> Information Technology
Semiconductors & Semiconductor Equipment	9,920,804	6.3
Internet Software & Services	4,993,612	3.1
Electronic Equipment, Instruments & Components	2,312,081	1.4
Technology Hardware, Storage & Peripherals	1,692,717	1.1
IT Services	1,616,174	1.0
	20,535,388	12.9
> Industrials
Commercial Services & Supplies	6,184,934	3.9
Transportation Infrastructure	5,326,816	3.3
Electrical Equipment	3,181,678	2.0
Building Products	2,170,983	1.4
Professional Services	1,756,021	1.1
Trading Companies & Distributors	1,113,432	0.7
	19,733,864	12.4
> Consumer Staples
Food Products	10,897,851	6.9
Beverages	1,976,174	1.2
Food & Staples Retailing	1,580,911	1.0
	14,454,936	9.1
	Value	Percentage of Net Assets
> Materials
Chemicals	$3,664,883	2.3
Metals & Mining	2,844,201	1.8
Containers & Packaging	2,586,693	1.6
	9,095,777	5.7
> Telecommunication Services
Wireless Telecommunication Services	4,108,426	2.6
Diversified Telecommunication Services	4,078,627	2.6
	8,187,053	5.2
> Energy
Oil, Gas & Consumable Fuels	6,142,018	3.9
	6,142,018	3.9
> Health Care
Health Care Equipment & Supplies	4,102,900	2.6
Pharmaceuticals	1,056,308	0.7
	5,159,208	3.3
> Utilities
Water Utilities	4,805,459	3.0
	4,805,459	3.0
Total Equities:	152,876,173	96.3
Short-Term Investments:	3,051,300	1.9
Securities Lending Collateral:	1,850,375	1.2
Total Investments:	157,777,848	99.4
Obligation to Return Collateral for Securities Loaned:	(1,850,375)	(1.2)
Cash and Other Assets Less Liabilities:	2,798,084	1.8
Net Assets:	$158,725,557	100.0

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2016

Number of Shares		Value
		Equities: 92.3%
Europe 91.2%
	> United Kingdom 24.2%
126,231	Halma	$1,716,869
	Health & Safety Sensor Technology
26,655	Rightmove	1,301,855
	Internet Real Estate Listings
479,518	Rentokil Initial	1,238,312
	Pest Control, Washroom & Workwear Service Provider
94,669	Shaftesbury	1,114,027
	London Prime Retail REIT
285,623	Regus	1,104,403
	Rental Office Space in Full Service Business Center
221,795	Domino's Pizza UK & Ireland	985,412
	Pizza Delivery in the UK, Ireland & Switzerland
440,355	Connect Group	868,110
	Newspaper & Magazine Distributor
39,357	WH Smith	826,832
	Newsprint, Books & General Stationery Retailer
1,013,550	Assura	742,026
	UK Primary Health Care Property REIT
67,733	Abcam	697,784
	Online Sales of Antibodies
14,411	Croda International	604,950
	Oleochemicals & Industrial Chemicals
116,626	DS Smith	603,389
	Packaging
53,309	Big Yellow	555,105
	UK Self Storage
163,556	Ocado (a)(b)	504,653
	Online Grocery Retailer
104,779	Halfords	450,502
	UK Retailer of Leisure Goods & Auto Parts
126,691	Polypipe	439,184
	Manufacturer of Plastic Piping & Fittings
6,452	Spirax Sarco	323,081
	Steam Systems & Pumps for Manufacturing & Process Industries
		14,076,494
	> Germany 13.7%
40,165	Wirecard (b)	1,769,104
	Online Payment Processing & Risk Management
25,147	Aurelius	1,477,898
	European Turnaround Investor
12,860	MTU Aero Engines	1,201,483
	Airplane Engine Components & Services
24,155	NORMA Group	1,144,478
	Clamps for Automotive & Industrial Applications
9,559	Fielmann	699,140
	Retail Optician Chain
12,323	Ströer (b)	566,848
	Out of Home & Online Advertising
28,182	Elringklinger	554,793
	Automobile Components
Number of Shares		Value
1,158	Rational	$535,910
	Commercial Ovens
		7,949,654
	> Sweden 11.5%
82,952	Trelleborg	1,472,022
	Manufacturer of Sealing, Dampening & Protective Solutions for Industry
103,273	Recipharm (a)(b)	1,443,383
	Contract Development Manufacturing Organization
144,040	Unibet	1,323,257
	European Online Gaming Operator
72,489	Sweco (b)	1,257,611
	Engineering Consultants
55,221	Mekonomen (b)	1,187,871
	Nordic Integrated Wholesaler/Retailer of Automotive Parts & Service
4,925	Byggmax	37,400
	Nordic Discount DIY Retail Chain
		6,721,544
	> Finland 7.4%
128,795	Munksjo	1,358,463
68,560	Munksjo (c)	729,301
	Specialty Paper Maker
65,166	Tikkurila	1,179,998
	Decorative & Industrial Paint in Scandinavia, Central & Eastern Europe
40,961	Konecranes (b)	1,039,838
	Manufacture & Service of Industrial Cranes & Port Handling Equipment
		4,307,600
	> Spain 6.7%
235,945	Prosegur	1,421,930
	Security Guards
219,512	Distribuidora Internacional de Alimentación	1,281,268
	Discount Retailer in Spain & Latin America
11,867	Viscofan	658,627
	Sausage Casings Maker
19,771	Bolsas y Mercados Españoles	555,653
	Spanish Stock Markets
		3,917,478
	> France 6.7%
36,969	AKKA Technologies	1,136,722
	Engineering Consultancy
42,694	Elior Group	926,424
	Contract Caterer & Travel Concessionary
34,008	Eutelsat	641,904
	Fixed Satellite Services
1,710	Eurofins Scientific	633,508
	Food, Pharmaceuticals & Materials Screening & Testing
22,878	Bonduelle	550,430
	Producer of Canned, Deep-frozen & Fresh Vegetables
		3,888,988

See accompanying notes to financial statements.

Number of Shares		Value
	> Denmark 4.7%
30,589	SimCorp	$1,501,202
	Software for Investment Managers
61,898	William Demant Holding (a)	1,204,894
	Manufacture & Distribution of Hearing Aids & Diagnostic Equipment
		2,706,096
	> Netherlands 4.6%
36,701	Aalberts Industries	1,100,232
	Flow Control & Heat Treatment
13,475	Gemalto	816,369
	Digital Security Solutions
42,373	Brunel	773,601
	Temporary Specialist & Energy Staffing
		2,690,202
	> Italy 4.1%
20,157	Industria Macchine Automatiche	1,213,359
	Food & Drugs Packaging & Machinery
222,177	Hera	606,404
	Northern Italian Utility
10,622	Brembo	585,120
	High Performance Auto Braking Systems Supplier
		2,404,883
	> Switzerland 3.3%
3,077	Partners Group	1,318,696
	Private Markets Asset Management
1,715	Inficon	580,489
	Gas Detection Instruments
		1,899,185
	> Norway 2.1%
130,307	Atea	1,241,761
	Nordic IT Hardware/Software Reseller & Integrator
	> Belgium 1.2%
11,030	Melexis	693,106
	Analog & Custom IC Designer
Number of Shares		Value
	> Poland 1.0%
2,244	Wawel	$564,554
	Chocolate & Confectionery Maker in Poland
Europe: Total		53,061,545
Other Countries 1.1%
	> United States 1.1%
13,451	LivaNova (a)	675,644
	Neuromodulation & Cardiac Devices
Other Countries: Total		675,644
Total Equities: 92.3% (Cost: $50,608,548)		53,737,189	(d)
Short-Term Investments 2.2%
1,249,310	JPMorgan U.S. Government Money Market Fund, IM Shares (7 day yield of 0.29%)	1,249,310
Total Short-Term Investments: 2.2% (Cost: $1,249,310)		1,249,310
Securities Lending Collateral 5.5%
3,224,760	Dreyfus Government Cash Management Fund, Institutional Shares (7 day yield of 0.24%) (e)	3,224,760
Total Securities Lending Collateral: 5.5% (Cost: $3,224,760)		3,224,760
Total Investments: 100.0% (Cost: $55,082,618)(f)		58,211,259
Obligation to Return Collateral for Securities Loaned: (5.5)%		(3,224,760)
Cash and Other Assets Less Liabilities: 5.5%		3,209,809
Net Assets: 100.0%		$58,196,308

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2016. The total market value of securities on loan at June 30, 2016 was $3,110,032.

(c)  Security is traded on a Swedish exchange.

(d)  On June 30, 2016, the Fund's total equity investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$25,122,610	43.2
British Pound	14,076,494	24.1
Swedish Krona	7,450,846	12.8
Other currencies less than 5% of total net assets	7,087,239	12.2
Total Equities	$53,737,189	92.3

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

> Notes to Statement of Investments

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2016, for federal income tax purposes, the cost of investments was approximately $55,082,618 and net unrealized appreciation was $3,128,641 consisting of gross unrealized appreciation of $5,940,210 and gross unrealized depreciation of $2,811,569.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by CWAM's Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  The Committee is responsible for applying the Trust's Portfolio Pricing Policy and the CWAM pricing procedures (the Policies), which are approved by and subject to the oversight of the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which CWAM believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund's investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund's securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of June 30, 2016, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$-	$53,061,545	$-	$53,061,545
Other Countries	675,644	-	-	675,644
Total Equities	675,644	53,061,545	-	53,737,189
Total Short-Term Investments	1,249,310	-	-	1,249,310
Total Securities Lending Collateral	3,224,760	-	-	3,224,760
Total Investments	$5,149,714	$53,061,545	$-	$58,211,259

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels during the period.

See accompanying notes to financial statements.

COLUMBIA ACORN EUROPEAN FUNDSM

PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2016, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrials
Machinery	$6,828,920	11.7
Commercial Services & Supplies	4,691,068	8.1
Professional Services	1,910,324	3.3
Construction & Engineering	1,257,610	2.2
Aerospace & Defense	1,201,483	2.1
Building Products	439,184	0.7
	16,328,589	28.1
> Information Technology
IT Services	3,010,865	5.2
Software	2,317,571	4.0
Electronic Equipment, Instruments & Components	2,297,358	3.9
Internet Software & Services	1,301,855	2.2
Semiconductors & Semiconductor Equipment	693,106	1.2
	9,620,755	16.5
> Consumer Discretionary
Specialty Retail	3,201,745	5.5
Hotels, Restaurants & Leisure	2,308,669	4.0
Media	1,208,752	2.1
Auto Components	1,139,913	1.9
Distributors	868,110	1.5
Internet & Catalog Retail	504,653	0.9
	9,231,842	15.9
> Financials
Capital Markets	2,796,594	4.8
Real Estate Investment Trusts (REITs)	2,411,158	4.1
Diversified Financial Services	555,653	1.0
	5,763,405	9.9
	Value	Percentage of Net Assets
> Health Care
Health Care Equipment & Supplies	$1,880,537	3.2
Pharmaceuticals	1,443,383	2.5
Biotechnology	697,784	1.2
Life Sciences Tools & Services	633,508	1.1
Health Care Technology	4,655,212	8.0
> Materials
Paper & Forest Products	2,087,764	3.6
Chemicals	1,784,949	3.1
Containers & Packaging	603,389	1.0
	4,476,102	7.7
> Consumer Staples
Food Products	1,773,611	3.0
Food & Staples Retailing	1,281,268	2.2
	3,054,879	5.2
> Utilities
Multi-Utilities	606,405	1.0
	606,405	1.0
Total Equities:	53,737,189	92.3
Short-Term Investments:	1,249,310	2.2
Securities Lending Collateral:	3,224,760	5.5
Total Investments:	58,211,259	100.0
Obligation to Return Collateral for Securities Loaned:	(3,224,760)	(5.5)
Cash and Other Assets Less Liabilities:	3,209,809	5.5
Net Assets:	$58,196,308	100.0

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2016	Columbia Acorn® Fund		Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Assets:
Unaffiliated investments, at cost		$4,084,531,379	$4,998,415,227	$510,885,224	$97,521,339
Affiliated investments, at cost		31,559,999	—	—	—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $108,642,869; Columbia Acorn International $235,235,982; Columbia Acorn USA $14,187,390; Columbia Acorn International Select $3,911,451; Columbia Acorn Emerging Markets Fund $1,765,880; Columbia Acorn European Fund $3,110,032)		$5,648,360,703	$5,961,597,033	$685,706,178	$112,085,175
Affiliated investments, at value		34,365,876	—	—	—
Cash		—	4,369	—	—
Foreign currency (cost: Columbia Acorn International $4,322,324; Columbia Acorn International Select $102; Columbia Acorn Emerging Markets Fund $1,970,244)		—	4,322,465	—	101
Receivable for:
Investments sold		152,643,645	65,185,776	10,118,008	2,097,515
Fund shares sold		1,484,460	6,231,025	260,792	49,509
Dividends		2,755,051	6,164,897	389,918	23,546
Securities lending income		141,987	1,172,078	9,782	55,733
Foreign tax reclaims		—	3,359,729	2,180	197,529
Expense reimbursement due from Investment Manager		—	52,240	—	3
Trustees' deferred compensation plan		3,567,163	1,360,340	318,744	—
Prepaid expenses		393,856	396,694	50,602	7,777
Other assets		6,704	6,768	153	1,219
Total Assets		5,843,719,445	6,049,853,414	696,856,357	114,518,107
Liabilities:
Collateral on securities loaned		111,180,975	244,741,965	14,582,425	4,028,509
Payable for:
Investments purchased		43,501,153	47,493,041	—	373
Fund shares redeemed		20,586,481	40,318,016	2,359,742	349,993
Investment advisory fee		101,743	118,349	16,320	2,794
Administration fee		7,019	7,115	838	136
12b-1 Service and Distribution fees		17,004	6,853	959	277
Reports to shareholders		422,098	451,991	54,514	24,477
Transfer agent fees		731,732	782,856	192,437	11,784
Trustees' fees		72,953	41,654	8,824	67,926
Custody fees		22,749	421,935	4,663	9,190
Audit fees		56,574	58,204	25,644	27,881
Legal fees		152,576	140,788	17,313	2,834
Deferred foreign capital gains tax payable		—	—	—	12,972
Trustees' deferred compensation plan		3,567,163	1,360,340	318,744	—
Other liabilities		69,832	63,779	2,594	—
Total Liabilities		180,490,052	336,006,886	17,585,017	4,539,146
Net Assets		$5,663,229,393	$5,713,846,528	$679,271,340	$109,978,961
Composition of Net Assets:
Paid-in capital		$3,316,044,598	$4,859,539,747	$398,883,138	$112,000,783
Undistributed (Overdistributed) net investment income (loss)		(6,039,310)	12,612,752	(1,381,443)	600,406
Accumulated net realized gain (loss)		786,588,770	(121,466,472)	106,948,691	(17,162,131)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		1,563,829,324	963,181,806	174,820,954	14,563,836
Affiliated investments		2,805,877	—	—	—
Foreign currency translations		134	(21,305)	—	(10,961)
Foreign capital gains tax		—	—	—	(12,972)
Net Assets		$5,663,229,393	$5,713,846,528	$679,271,340	$109,978,961
Net asset value per share – Class A (a)		$15.57	$38.28	$17.80	$20.93
(Net assets/shares)		($1,081,391,542/ 69,431,733)	($690,105,532/ 18,029,118)	($85,727,264/ 4,817,449)	($22,809,241/ 1,089,871)
Maximum offering price per share – Class A (b)		$16.52	$40.62	$18.89	$22.21
(Net asset value per share/front-end sales charge)	($15.57/0.9425)		($38.28/0.9425)	($17.80/0.9425)	($20.93/0.9425)
Net asset value and offering price per share – Class B (a)		$—	$36.88	$—	$—
(Net assets/shares)	($	—/—)	($893,062/24,218)	($ —/—)	($ —/—)
Net asset value and offering price per share – Class C (a)		$11.07	$36.73	$13.46	$19.51
(Net assets/shares)		($357,280,031/ 32,263,985)	($77,841,444/ 2,119,419)	($14,228,181/ 1,057,207)	($4,574,019/ 234,416)
Net asset value and offering price per share – Class I (c)		$17.40	$38.42	$20.01 (d)	$21.22 (d)
(Net assets/shares)		($23,149,341/ 1,330,127)	($46,065,357/ 1,198,914)	($1,405/70)	($1,956/92)
Net asset value and offering price per share – Class R (c)		$—	$38.20	$—	$—
(Net assets/shares)	($	—/—)	($4,515,360/118,192)	($ —/—)	($ —/—)
Net asset value and offering price per share – Class R4 (c)		$17.80	$38.64	$20.44	$21.36
(Net assets/shares)		($35,479,720/ 1,993,439)	($477,953,445/ 12,370,613)	($8,266,755/ 404,451)	($1,372,787/ 64,271)
Net asset value and offering price per share – Class R5 (c)		$17.89	$38.36	$20.50	$21.35
(Net assets/shares)		($54,309,487/ 3,035,559)	($309,222,351/ 8,061,028)	($27,442,912/ 1,338,516)	($661,396/ 30,975)
Net asset value and offering price per share – Class Y (c)		$17.97	$38.68	$20.61	$21.34
(Net assets/shares)		($95,673,170/ 5,322,766)	($217,850,945/ 5,632,558)	($41,295,843/ 2,004,135)	($179,817/ 8,425)
Net asset value and offering price per share – Class Z (c)		$17.31	$38.37	$19.78	$21.21
(Net assets/shares)		($4,015,946,102/ 232,053,129)	($3,889,399,032/ 101,365,648)	($502,308,980/ 25,394,049)	($80,379,745/ 3,789,319)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

See accompanying notes to financial statements.

June 30, 2016	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Assets:
Unaffiliated investments, at cost		$306,143,018		$5,910,720	$168,706,866		$55,082,618
Affiliated investments, at cost		—		1,101,831,635	—		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $108,642,869; Columbia Acorn International $235,235,982; Columbia Acorn USA $14,187,390; Columbia Acorn International Select $3,911,451; Columbia Acorn Emerging Markets Fund $1,765,880; Columbia Acorn European Fund $3,110,032)		$339,183,162		$5,910,720	$157,777,848		$58,211,259
Affiliated investments, at value		—		1,147,113,789	—		—
Cash		—		—	—		—
Foreign currency (cost: Columbia Acorn International $4,322,324; Columbia Acorn International Select $102; Columbia Acorn Emerging Markets Fund $1,970,244)		—		—	1,354,865		—
Receivable for:
Investments sold		—		—	1,783,733		3,226,554
Fund shares sold		76,412		3,714,108	87,463		111,001
Dividends		167,866		1,517,763	162,438		67,235
Securities lending income		62		—	1,150		30,731
Foreign tax reclaims		—		—	3,626		82,837
Expense reimbursement due from Investment Manager		—		1,375	26		417
Trustees' deferred compensation plan		304,045		—	—		—
Prepaid expenses		23,013		68,243	15,220		3,776
Other assets		—		28,236	4,964		8,032
Total Assets		339,754,560		1,158,354,234	161,191,333		61,741,842
Liabilities:
Collateral on securities loaned		—		—	1,850,375		3,224,760
Payable for:
Investments purchased		2,909,942		1,517,763	168,825		70,536
Fund shares redeemed		747,054		2,152,529	266,305		195,453
Investment advisory fee		5,901		3,141	4,988		1,873
Administration fee		416		1,439	197		72
12b-1 Service and Distribution fees		1,637		12,862	1,019		444
Reports to shareholders		56,445		64,084	34,946		10,841
Transfer agent fees		34,596		75,175	20,580		5,160
Trustees' fees		2,641		128,425	32,425		5,033
Custody fees		2,057		366	44,070		4,813
Audit fees		25,561		15,447	36,126		25,396
Legal fees		6,045		22,909	5,920		1,153
Deferred foreign capital gains tax payable		—		—	—		—
Trustees' deferred compensation plan		304,045		—	—		—
Other liabilities		1,644		2,710	—		—
Total Liabilities		4,097,984		3,996,850	2,465,776		3,545,534
Net Assets		$335,656,576		$1,154,357,384	$158,725,557		$58,196,308
Composition of Net Assets:
Paid-in capital		$278,626,448		$1,128,184,206	$242,511,373		$62,827,445
Undistributed (Overdistributed) net investment income (loss)		(420,920)		6,058,104	(478,151)		407,506
Accumulated net realized gain (loss)		24,410,904		(25,167,080)	(72,377,697)		(8,155,328)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		33,040,144		—	(10,929,018)		3,128,641
Affiliated investments		—		45,282,154	—		—
Foreign currency translations		—		—	(950)		(11,956)
Foreign capital gains tax		—		—	—		—
Net Assets		$335,656,576		$1,154,357,384	$158,725,557		$58,196,308
Net asset value per share – Class A (a)		$12.58		$14.50	$10.36		$14.16
(Net assets/shares)		($124,457,349/ 9,895,807)		($406,836,684/ 28,061,356)	($71,485,069/ 6,897,364)		($35,446,448/ 2,502,508)
Maximum offering price per share – Class A (b)		$13.35		$15.38	$10.99		$15.02
(Net asset value per share/front-end sales charge)	($12.58/0.9425)		($14.50/0.9425)		($10.36/0.9425)	($14.16/0.9425)
Net asset value and offering price per share – Class B (a)		$—		$—	$—		$—
(Net assets/shares)	($	—/—)	($	—/—)	($ —/—)	($	—/—)
Net asset value and offering price per share – Class C (a)		$9.15		$14.55	$10.28		$14.00
(Net assets/shares)		($29,369,528/ 3,209,069)		($370,515,694/ 25,466,168)	($19,682,755/ 1,913,927)		($7,572,159/ 540,923)
Net asset value and offering price per share – Class I (c)		$14.01		$—	$10.41 (d)		$14.17 (d)
(Net assets/shares)		($23,044,449/ 1,645,363)	($	—/—)	($2,111/203)	($2,422/171)
Net asset value and offering price per share – Class R (c)		$—		$—	$—		$—
(Net assets/shares)	($	—/—)	($	—/—)	($ —/—)	($	—/—)
Net asset value and offering price per share – Class R4 (c)		$14.33		$14.39	$10.46		$14.24
(Net assets/shares)		($804,732/ 56,176)		($14,599,954/ 1,014,371)	($2,090,044/ 199,790)		($371,732/ 26,098)
Net asset value and offering price per share – Class R5 (c)		$14.38		$14.41	$10.46		$14.31
(Net assets/shares)		($1,020,557/ 70,983)		($12,309,354/ 854,389)	($1,240,191/ 118,530)		($1,437,905/ 100,450)
Net asset value and offering price per share – Class Y (c)		$14.47		$14.39	$10.37 (d)		$—
(Net assets/shares)		($5,117,499/ 353,545)		($367,447/ 25,538)	($1,966/190)	($	—/—)
Net asset value and offering price per share – Class Z (c)		$13.88		$14.32	$10.39		$14.18
(Net assets/shares)		($151,842,462/ 10,941,168)		($349,728,251/ 24,422,230)	($64,223,421/ 6,179,259)		($13,365,642/ 942,548)

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF OPERATIONS (UNAUDITED) FOR THE SIX MONTHS ENDED JUNE 30, 2016

	Columbia Acorn® Fund	Columbia Acorn International®	Columbia Acorn USA®	Columbia Acorn International SelectSM
Investment Income:
Dividends	$26,644,581	$85,118,773	$2,817,182	$1,518,840
Dividends from affiliated investment company shares	—	—	—	—
Interest	—	101	—	12
Income from securities lending – net	828,049	3,974,962	96,095	150,114
Other income	4,148	122	432	—
	27,476,778	89,093,958	2,913,709	1,668,966
Foreign taxes withheld	(67,714)	(8,500,849)	(19,519)	(132,498)
Total Investment Income	27,409,064	80,593,109	2,894,190	1,536,468
Expenses:
Investment advisory fee	20,371,476	23,197,705	3,104,611	556,482
Administration fee	1,396,872	1,383,800	158,194	26,850
12b-1 Service and Distribution fees:
Class A	1,469,614	926,929	104,921	33,626
Class B	1,617	4,205	17	14
Class C	1,953,961	406,762	74,352	24,407
Class R	—	11,842	—	—
Transfer agency fees:
Class A	705,321	656,669	66,583	22,032
Class B	1,689	2,750	141	36
Class C	184,302	62,260	7,756	4,784
Class R	—	6,028	—	—
Class R4	36,904	480,840	7,156	988
Class R5	14,873	74,943	6,146	311
Class Z	1,318,582	2,153,148	414,948	45,466
Trustees' fees	355,550	308,298	41,413	7,054
Custody fees	43,793	612,410	13,658	19,227
Registration and blue sky fees	64,402	81,118	44,608	43,362
Reports to shareholders	494,313	648,664	61,744	30,336
Audit fees	57,368	67,645	20,428	23,798
Legal fees	565,071	585,401	69,949	11,099
Interest expense (Note 5)	1,516	—	—	—
Chief compliance officer expenses	303,491	284,141	37,612	5,938
Other expenses	331,404	245,814	44,182	15,147
Total Expenses	29,672,119	32,201,372	4,278,419	870,957
Less reimbursement of expenses by Investment Manager	—	—	—	(39)
Less advisory fee waiver	—	—	—	—
Less transfer agency fee waiver	—	(156,525)	—	—
Net Expenses	29,672,119	32,044,847	4,278,419	870,918
Net Investment Income (Loss)	(2,263,055)	48,548,262	(1,384,229)	665,550
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	842,640,928	(87,819,619)	119,618,984	(2,103,563)
Affiliated investments	(11,260,681)	—	—	—
Distributions from affiliated investment company shares	—	—	—	—
Foreign currency translations	(12,115)	1,003,070	—	34,114
Futures contracts	(21,684,530)	—	(11,300,776)	—
Net realized gain (loss)	809,683,602	(86,816,549)	108,318,208	(2,069,449)
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(864,079,170)	(120,570,163)	(128,419,543)	(1,623,576)
Affiliated investments	(11,104,807)	48,595,971	1,467,113	—
Foreign currency translations	2,344	210,682	—	12,044
Futures contracts	(4,292,591)	—	(465,285)	—
Foreign capital gains tax	—	—	—	(8,585)
Net change in unrealized appreciation (depreciation)	(879,474,224)	(71,763,510)	(127,417,715)	(1,620,117)
Net realized and unrealized gain (loss)	(69,790,622)	(158,580,059)	(19,099,507)	(3,689,566)
Net Increase (Decrease) in Net Assets from Operations	$(72,053,677)	$(110,031,797)	$(20,483,736)	$(3,024,016)

See accompanying notes to financial statements.

	Columbia Acorn SelectSM	Columbia Thermostat FundSM	Columbia Acorn Emerging Markets FundSM	Columbia Acorn European FundSM
Investment Income:
Dividends	$1,900,547	$3,278	$1,717,505	$1,330,102
Dividends from affiliated investment company shares	—	9,993,452	—	—
Interest	—	—	226	—
Income from securities lending – net	5,947	—	20,846	87,489
Other income	—	—	—	—
	1,906,494	9,996,730	1,738,577	1,417,591
Foreign taxes withheld	(5,800)	—	(174,724)	(143,342)
Total Investment Income	1,900,694	9,996,730	1,563,853	1,274,249
Expenses:
Investment advisory fee	1,535,526	553,344	1,089,685	371,787
Administration fee	81,939	251,034	43,768	14,174
12b-1 Service and Distribution fees:
Class A	163,687	487,611	96,571	48,791
Class B	413	399	—	—
Class C	154,519	1,818,156	101,663	36,374
Class R	—	—	—	—
Transfer agency fees:
Class A	91,117	154,673	61,826	22,995
Class B	508	248	—	—
Class C	17,959	131,422	17,948	4,603
Class R	—	—	—	—
Class R4	719	7,998	1,897	414
Class R5	275	2,561	1,976	445
Class Z	81,153	102,921	61,613	5,839
Trustees' fees	18,817	53,164	12,448	2,966
Custody fees	3,919	680	72,364	20,924
Registration and blue sky fees	45,490	58,960	41,464	38,533
Reports to shareholders	65,633	96,705	38,766	15,865
Audit fees	20,345	11,856	37,025	19,880
Legal fees	30,758	101,844	19,979	5,868
Interest expense (Note 5)	—	—	335	—
Chief compliance officer expenses	16,915	48,164	11,547	2,595
Other expenses	25,134	43,937	18,471	10,355
Total Expenses	2,354,826	3,925,677	1,729,346	622,408
Less reimbursement of expenses by Investment Manager	(204)	(236,782)	(9,643)	(69,253)
Less advisory fee waiver	(361,300)	—	—	—
Less transfer agency fee waiver	—	—	—	—
Net Expenses	1,993,322	3,688,895	1,719,703	553,155
Net Investment Income (Loss)	(92,628)	6,307,835	(155,850)	721,094
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	25,765,340	—	(34,183,495)	(2,883,549)
Affiliated investments	—	(27,985,922)	—	—
Distributions from affiliated investment company shares	—	5,837,780	—	—
Foreign currency translations	(3,316)	—	(83,537)	1,694
Futures contracts	—	—	2,885,350	—
Net realized gain (loss)	25,762,024	(22,148,142)	(31,381,682)	(2,881,855)
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	(30,578,371)	—	26,651,662	(236,173)
Affiliated investments	—	54,472,232	—	—
Foreign currency translations	(1,531)	—	(24)	(6,255)
Futures contracts	—	—	—	—
Foreign capital gains tax	—	—	—	—
Net change in unrealized appreciation (depreciation)	(30,579,902)	54,472,232	26,651,638	(242,428)
Net realized and unrealized gain (loss)	(4,817,878)	32,324,090	(4,730,044)	(3,124,283)
Net Increase (Decrease) in Net Assets from Operations	$(4,910,506)	$38,631,925	$(4,885,894)	$(2,403,189)

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(2,263,055)	$(26,090,948)	$48,548,262	$88,208,011	$(1,384,229)	$(5,534,984)	$665,550	$2,055,038
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and foreign capital gains tax	820,944,283	4,067,021,891	(86,816,549)	309,903,232	108,318,208	349,137,953	(2,069,449)	1,724,919
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	(11,260,681)	661,243,725	—	(6,289,915)	—	(51,344)	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options and foreign capital gains tax	(868,369,417)	(3,412,345,084)	(120,359,481)	(439,613,018)	(128,884,828)	(347,361,237)	(1,620,117)	(4,516,259)
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	(11,104,807)	(1,230,821,970)	48,595,971	(41,744,516)	1,467,113	(1,467,113)	—	—
Net Increase (Decrease) in Net Assets from Operations	(72,053,677)	59,007,614	(110,031,797)	(89,536,206)	(20,483,736)	(5,276,725)	(3,024,016)	(736,302)
Distributions to Shareholders From:
Net investment income – Class A	—	—	—	(8,205,224)	—	—	—	(736,335)
Net realized gain – Class A	(131,369,765)	(686,509,674)	(4,791,683)	(33,019,639)	(11,441,305)	(31,255,985)	—	—
Tax return of capital – Class A	—	—	—	—	—	—	—	(11,066)
Net investment income – Class B	—	—	—	(1,139)	—	—	—	(522)
Net realized gain – Class B	—	(1,036,254)	(6,422)	(98,847)	—	(16,747)	—	—
Tax return of capital – Class B	—	—	—	—	—	—	—	(45)
Net investment income – Class C	—	—	—	(181,949)	—	—	—	(42,697)
Net realized gain – Class C	(58,233,028)	(272,289,441)	(553,766)	(3,721,075)	(2,509,821)	(7,350,636)	—	—
Tax return of capital – Class C	—	—	—	—	—	—	—	(1,883)
Net investment income – Class I	—	—	—	(739,480)	—	—	—	(46)
Net realized gain – Class I	(2,959,653)	(10,763,307)	(367,390)	(1,983,081)	(188)	(598)	—	—
Tax return of capital – Class I	—	—	—	—	—	—	—	(1)
Net investment income – Class R	—	—	—	(28,701)	—	—	—	—
Net realized gain – Class R	—	—	(30,861)	(184,807)	—	—	—	—
Net investment income – Class R4	—	—	—	(5,718,822)	—	—	—	(20,748)
Net realized gain – Class R4	(3,804,882)	(27,922,528)	(3,191,551)	(18,460,175)	(958,736)	(2,417,938)	—	—
Tax return of capital – Class R4	—	—	—	—	—	—	—	(255)
Net investment income – Class R5	—	—	—	(4,463,810)	—	—	—	(80,237)
Net realized gain – Class R5	(5,615,964)	(38,850,876)	(2,010,528)	(13,614,854)	(2,965,897)	(7,965,886)	—	—
Tax return of capital – Class R5	—	—	—	—	—	—	—	(924)
Net investment income – Class Y	—	—	—	(3,895,860)	—	—	—	(55,291)
Net realized gain – Class Y	(9,962,545)	(55,761,205)	(1,662,628)	(10,490,604)	(4,782,483)	(11,343,762)	—	—
Tax return of capital – Class Y	—	—	—	—	—	—	—	(2,370)
Net investment income – Class Z	—	—	—	(61,075,291)	—	—	—	(2,757,476)
Net realized gain – Class Z	(451,018,562)	(2,491,951,313)	(27,548,636)	(189,765,735)	(61,594,985)	(239,084,391)	—	—
Tax return of capital – Class Z	—	—	—	—	—	—	—	(36,925)
Total Distributions to Shareholders	(662,964,399)	(3,585,084,598)	(40,163,465)	(355,649,093)	(84,253,415)	(299,435,943)	—	(3,746,821)
Share Transactions:
Subscriptions – Class A	40,973,211	174,900,524	45,245,273	162,684,349	5,282,548	12,442,691	1,128,953	7,109,433
Distributions reinvested – Class A	121,868,578	637,395,152	4,651,613	40,031,526	10,826,489	29,525,556	—	729,830
Redemptions – Class A	(322,316,302)	(1,430,796,125)	(154,965,694)	(282,908,269)	(14,050,661)	(62,632,427)	(11,311,624)	(26,641,940)
Net Increase (Decrease) – Class A	(159,474,513)	(618,500,449)	(105,068,808)	(80,192,394)	2,058,376	(20,664,180)	(10,182,671)	(18,802,677)
Distributions reinvested – Class B	—	980,657	6,408	101,400	—	18,478	—	3,044
Redemptions – Class B	(1,194,419)	(5,952,788)	(678,760)	(4,964,593)	(21,538)	(214,967)	(18,165)	(342,841)
Net Increase (Decrease) – Class B	(1,194,419)	(4,972,131)	(672,352)	(4,863,193)	(21,538)	(196,489)	(18,165)	(339,797)
Subscriptions – Class C	14,461,288	56,969,500	1,712,893	10,738,058	541,342	1,973,916	42,045	547,068
Distributions reinvested – Class C	50,515,703	233,591,330	497,985	3,513,911	2,368,968	6,862,553	—	41,842
Redemptions – Class C	(99,162,012)	(328,691,291)	(10,745,965)	(23,313,955)	(3,326,018)	(20,683,050)	(721,650)	(3,102,184)
Net Increase (Decrease) – Class C	(34,185,021)	(38,130,461)	(8,535,087)	(9,061,986)	(415,708)	(11,846,581)	(679,605)	(2,513,274)
See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Operations:
Net investment income (loss)	$(92,628)	$(1,864,930)	$6,307,835	$19,698,061	$(155,850)	$3,811,610	$721,094	$361,772
Net realized gain (loss) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts and foreign capital gains tax	25,762,024	169,755,684	—	—	(31,381,682)	(24,300,516)	(2,881,855)	(2,562,808)
Net realized gain (loss) on affiliated investments and distributions from affiliated investment company shares	—	(22,763,588)	(22,148,142)	26,208,927	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options and foreign capital gains tax	(30,579,902)	(163,774,818)	—	—	26,651,638	(54,447,576)	(242,428)	2,934,381
Net change in net unrealized appreciation (depreciation) on affiliated investments, affiliated options and affiliated investment company shares	—	20,976,010	54,472,232	(45,495,635)	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	(4,910,506)	2,328,358	38,631,925	411,353	(4,885,894)	(74,936,482)	(2,403,189)	733,345
Distributions to Shareholders From:
Net investment income – Class A	—	—	(1,350,920)	(7,632,819)	—	(1,341,423)	(73,111)	(485,566)
Net realized gain – Class A	(11,300,807)	(62,803,525)	(7,330,164)	(8,171,921)	—	—	—	—
Tax return of capital – Class A	—	—	—	—	—	(67,571)	—	—
Net investment income – Class B	—	—	—	(5,291)	—	—	—	—
Net realized gain – Class B	—	(166,590)	—	(18,462)	—	—	—	—
Tax return of capital – Class B	—	—	—	—	—	—	—	—
Net investment income – Class C	—	—	(1,254,583)	(4,362,350)	—	(140,907)	(14,070)	(6,023)
Net realized gain – Class C	(3,565,210)	(16,611,457)	(6,807,438)	(7,171,479)	—	—	—	—
Tax return of capital – Class C	—	—	—	—	—	(17,434)	—	—
Net investment income – Class I	—	—	—	—	—	(39)	—	(41)
Net realized gain – Class I	(2,225,323)	(8,765,892)	—	—	—	—	—	—
Tax return of capital – Class I	—	—	—	—	—	(1)	—	—
Net investment income – Class R	—	—	—	—	—	—	—	—
Net realized gain – Class R	—	—	—	—	—	—	—	—
Net investment income – Class R4	—	—	(49,875)	(414,095)	—	(65,129)	(731)	(11,283)
Net realized gain – Class R4	(78,221)	(363,113)	(270,622)	(420,695)	—	—	—	—
Tax return of capital – Class R4	—	—	—	—	—	(5,437)	—	—
Net investment income – Class R5	—	—	(41,839)	(130,360)	—	(215,834)	(2,799)	(30,715)
Net realized gain – Class R5	(96,403)	(483,970)	(227,023)	(87,538)	—	—	—	—
Tax return of capital – Class R5	—	—	—	—	—	(8,955)	—	—
Net investment income – Class Y	—	—	(1,279)	(7,982)	—	(38)	—	—
Net realized gain – Class Y	(391,764)	(1,604,075)	(6,939)	(6,396)	—	—	—	—
Tax return of capital – Class Y	—	—	—	—	—	(1)	—	—
Net investment income – Class Z	—	—	(1,183,422)	(7,332,645)	—	(2,691,733)	(26,637)	(213,540)
Net realized gain – Class Z	(12,630,659)	(73,806,494)	(6,421,312)	(6,594,710)	—	—	—	—
Tax return of capital – Class Z	—	—	—	—	—	(104,559)	—	—
Total Distributions to Shareholders	(30,288,387)	(164,605,116)	(24,945,416)	(42,356,743)	—	(4,659,061)	(117,348)	(747,168)
Share Transactions:
Subscriptions – Class A	3,528,693	16,532,728	59,041,483	86,714,257	3,421,654	12,073,817	6,671,963	29,232,277
Distributions reinvested – Class A	10,259,655	57,876,468	8,049,918	14,298,982	—	1,402,102	73,064	477,264
Redemptions – Class A	(22,550,003)	(129,581,359)	(53,619,554)	(148,233,887)	(20,884,202)	(59,731,096)	(10,065,782)	(10,345,904)
Net Increase (Decrease) – Class A	(8,761,655)	(55,172,163)	13,471,847	(47,220,648)	(17,462,548)	(46,255,177)	(3,320,755)	19,363,637
Distributions reinvested – Class B	—	169,957	—	25,841	—	—	—	—
Redemptions – Class B	(277,345)	(737,583)	(294,082)	(939,051)	—	—	—	—
Net Increase (Decrease) – Class B	(277,345)	(567,626)	(294,082)	(913,210)	—	—	—	—
Subscriptions – Class C	1,157,135	4,700,279	34,021,568	60,530,214	538,569	1,573,003	1,620,465	3,486,085
Distributions reinvested – Class C	2,935,835	13,758,410	6,322,201	8,934,025	—	152,813	14,070	6,019
Redemptions – Class C	(5,062,064)	(15,566,161)	(37,956,603)	(95,550,794)	(3,830,643)	(13,305,273)	(942,365)	(1,478,139)
Net Increase (Decrease) – Class C	(969,094)	2,892,528	2,387,166	(26,086,555)	(3,292,074)	(11,579,457)	692,170	2,013,965

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Subscriptions – Class I	27,641,612	37,441,664	51,028,780	84,152,189	—	—	—	—
Distributions reinvested – Class I	2,959,516	10,762,488	367,376	2,722,446	—	—	—	—
Redemptions – Class I	(32,712,753)	(37,821,638)	(60,490,526)	(67,063,363)	—	—	—	—
Net Increase (Decrease) – Class I	(2,111,625)	10,382,514	(9,094,370)	19,811,272	—	—	—	—
Subscriptions – Class R	—	—	739,595	1,781,071	—	—	—	—
Distributions reinvested – Class R	—	—	26,567	189,988	—	—	—	—
Redemptions – Class R	—	—	(1,100,540)	(2,268,431)	—	—	—	—
Net Increase (Decrease) – Class R	—	—	(334,378)	(297,372)	—	—	—	—
Subscriptions – Class R4	5,223,381	41,454,333	62,450,235	168,556,060	718,753	7,383,504	711,302	375,431
Distributions reinvested – Class R4	3,448,769	26,538,222	3,189,572	24,099,699	958,736	2,417,938	—	20,953
Redemptions – Class R4	(18,531,839)	(246,875,440)	(65,401,698)	(96,973,701)	(738,542)	(6,906,266)	(241,175)	(437,431)
Net Increase (Decrease) – Class R4	(9,859,689)	(178,882,885)	238,109	95,682,058	938,947	2,895,176	470,127	(41,047)
Subscriptions – Class R5	10,342,714	54,491,036	51,490,872	117,463,579	3,276,256	6,662,313	62,241	4,024,111
Distributions reinvested – Class R5	5,611,050	38,794,589	1,987,611	17,910,363	2,965,711	7,965,293	—	80,764
Redemptions – Class R5	(30,662,477)	(434,966,772)	(57,947,964)	(191,668,981)	(3,099,006)	(16,334,571)	(1,564,700)	(4,219,124)
Net Increase (Decrease) – Class R5	(14,708,713)	(341,681,147)	(4,469,481)	(56,295,039)	3,142,961	(1,706,965)	(1,502,459)	(114,249)
Subscriptions – Class Y	9,976,022	36,748,801	21,424,073	141,178,249	2,060,089	12,436,567	26,762	5,050,810
Distributions reinvested – Class Y	9,962,545	55,761,205	1,661,744	14,382,629	4,782,297	11,343,169	—	57,614
Redemptions – Class Y	(43,580,792)	(289,533,536)	(112,254,562)	(40,252,596)	(2,780,428)	(5,465,477)	(488,437)	(16,103,000)
Net Increase (Decrease) – Class Y	(23,642,225)	(197,023,530)	(89,168,745)	115,308,282	4,061,958	18,314,259	(461,675)	(10,994,576)
Subscriptions – Class Z	85,485,730	544,389,234	282,354,509	545,406,592	12,698,760	116,284,123	4,993,731	10,515,929
Distributions reinvested – Class Z	395,054,065	2,072,475,933	21,435,768	191,876,849	57,489,828	216,649,809	—	1,699,575
Redemptions – Class Z	(1,030,399,993)	(6,463,272,247)	(955,821,141)	(1,372,490,139)	(253,927,020)	(454,250,844)	(18,937,182)	(88,558,864)
Net Increase (Decrease) – Class Z	(549,860,198)	(3,846,407,080)	(652,030,864)	(635,206,698)	(183,738,432)	(121,316,912)	(13,943,451)	(76,343,360)
Net Increase (Decrease) from Share Transactions	(795,036,403)	(5,215,215,169)	(869,135,976)	(555,115,070)	(173,973,436)	(134,521,692)	(26,317,899)	(109,148,980)
Proceeds from regulatory settlements (Note 7)	—	—	—	—	—	—	—	33,279
Total Increase (Decrease) in Net Assets	(1,530,054,479)	(8,741,292,153)	(1,019,331,238)	(1,000,300,369)	(278,710,587)	(439,234,360)	(29,341,915)	(113,598,824)
Net Assets:
Beginning of period	7,193,283,872	15,934,576,025	6,733,177,766	7,733,478,135	957,981,927	1,397,216,287	139,320,876	252,919,700
End of period	$5,663,229,393	$7,193,283,872	$5,713,846,528	$6,733,177,766	$679,271,340	$957,981,927	$109,978,961	$139,320,876
Undistributed (Overdistributed) net investment income (loss)	$(6,039,310)	$(3,776,255)	$12,612,752	$(35,935,510)	$(1,381,443)	$2,786	$600,406	$(65,144)

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Subscriptions – Class I	27,214,325	43,166,378	—	—	—	—	—	—
Distributions reinvested – Class I	2,225,208	8,765,223	—	—	—	40	—	41
Redemptions – Class I	(32,076,295)	(34,630,444)	—	—	—	—	—	—
Net Increase (Decrease) – Class I	(2,636,762)	17,301,157	—	—	—	40	—	41
Subscriptions – Class R	—	—	—	—	—	—	—	—
Distributions reinvested – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	153,591	391,188	4,655,331	9,737,619	165,097	1,210,590	44,259	1,189,747
Distributions reinvested – Class R4	78,221	363,113	320,435	834,675	—	70,526	727	11,246
Redemptions – Class R4	(276,585)	(653,792)	(7,953,458)	(15,839,006)	(1,548,205)	(11,090,725)	(63,671)	(1,109,125)
Net Increase (Decrease) – Class R4	(44,773)	100,509	(2,977,692)	(5,266,712)	(1,383,108)	(9,809,609)	(18,685)	91,868
Subscriptions – Class R5	379,899	1,367,998	6,435,278	3,638,685	592,389	4,899,598	132,466	661,788
Distributions reinvested – Class R5	96,290	483,307	268,099	217,898	—	222,723	2,795	30,678
Redemptions – Class R5	(280,752)	(11,631,849)	(746,837)	(1,059,811)	(12,127,321)	(8,484,365)	(751,493)	(232,666)
Net Increase (Decrease) – Class R5	195,437	(9,780,544)	5,956,540	2,796,772	(11,534,932)	(3,362,044)	(616,232)	459,800
Subscriptions – Class Y	766,438	3,036,144	41,480	451,230	—	—	—	—
Distributions reinvested – Class Y	391,651	1,603,413	8,161	14,270	—	—	—	—
Redemptions – Class Y	(646,008)	(1,511,253)	(39,335)	(504,325)	—	—	—	—
Net Increase (Decrease) – Class Y	512,081	3,128,304	10,306	(38,825)	—	—	—	—
Subscriptions – Class Z	3,809,006	14,738,554	62,582,891	91,578,896	7,622,261	35,528,290	8,809,656	9,065,450
Distributions reinvested – Class Z	11,134,192	61,844,603	5,120,002	9,468,573	—	2,739,444	26,473	212,045
Redemptions – Class Z	(31,308,288)	(139,582,680)	(47,611,929)	(140,760,136)	(85,658,660)	(94,680,539)	(6,742,173)	(5,939,400)
Net Increase (Decrease) – Class Z	(16,365,090)	(62,999,523)	20,090,964	(39,712,667)	(78,036,399)	(56,412,805)	2,093,956	3,338,095
Net Increase (Decrease) from Share Transactions	(28,347,201)	(105,097,358)	38,645,049	(116,441,845)	(111,709,061)	(127,419,052)	(1,169,546)	25,267,406
Proceeds from regulatory settlements (Note 7)	—	—	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	(63,546,094)	(267,374,116)	52,331,558	(158,387,235)	(116,594,955)	(207,014,595)	(3,690,083)	25,253,583
Net Assets:
Beginning of period	399,202,670	666,576,786	1,102,025,826	1,260,413,061	275,320,512	482,335,107	61,886,391	36,632,808
End of period	$335,656,576	$399,202,670	$1,154,357,384	$1,102,025,826	$158,725,557	$275,320,512	$58,196,308	$61,886,391
Undistributed (Overdistributed) net investment income (loss)	$(420,920)	$(328,292)	$6,058,104	$3,632,187	$(478,151)	$(322,301)	$407,506	$(196,240)

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

	Columbia Acorn® Fund		Columbia Acorn International®		Columbia Acorn USA®		Columbia Acorn International SelectSM
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Subscriptions – Class A	2,497,749	6,733,437	1,195,327	3,850,541	285,724	446,799	55,053	315,553
Shares issued in reinvestment and capital gains – Class A	7,597,791	33,406,680	116,029	997,927	595,516	1,394,063	—	33,425
Less shares redeemed – Class A	(19,448,891)	(50,291,120)	(4,073,476)	(6,766,388)	(757,593)	(2,231,122)	(548,653)	(1,189,717)
Net Increase (Decrease) – Class A	(9,353,351)	(10,151,003)	(2,762,120)	(1,917,920)	123,647	(390,260)	(493,600)	(840,739)
Shares issued in reinvestment and capital gains – Class B	—	63,442	166	2,547	—	979	—	145
Less shares redeemed – Class B	(93,870)	(241,010)	(19,001)	(120,833)	(1,541)	(8,693)	(984)	(16,329)
Net Increase (Decrease) – Class B	(93,870)	(177,568)	(18,835)	(118,286)	(1,541)	(7,714)	(984)	(16,184)
Subscriptions – Class C	1,225,508	3,327,736	47,087	262,906	38,165	92,994	2,204	26,260
Shares issued in reinvestment and capital gains – Class C	4,427,318	16,310,940	12,938	90,497	172,163	401,417	—	2,092
Less shares redeemed – Class C	(8,069,229)	(14,910,753)	(294,302)	(579,254)	(231,546)	(876,405)	(37,793)	(150,553)
Net Increase (Decrease) – Class C	(2,416,403)	4,727,923	(234,277)	(225,851)	(21,218)	(381,994)	(35,589)	(122,201)
Subscriptions – Class I	1,555,604	1,198,874	1,376,781	1,994,133	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	165,152	528,459	9,130	68,257	—	—	—	—
Less shares redeemed – Class I	(1,788,070)	(1,209,267)	(1,576,082)	(1,602,514)	—	—	—	—
Net Increase (Decrease) – Class I	(67,314)	518,066	(190,171)	459,876	—	—	—	—
Subscriptions – Class R	—	—	19,797	42,773	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	664	4,738	—	—	—	—
Less shares redeemed – Class R	—	—	(28,818)	(54,390)	—	—	—	—
Net Increase (Decrease) – Class R	—	—	(8,357)	(6,879)	—	—	—	—
Subscriptions – Class R4	278,676	1,294,282	1,634,032	3,958,217	34,219	230,470	34,498	16,419
Shares issued in reinvestment and capital gains – Class R4	188,149	1,141,383	78,813	598,103	45,916	101,221	—	945
Less shares redeemed – Class R4	(1,010,345)	(7,603,327)	(1,694,751)	(2,304,606)	(35,628)	(222,569)	(11,558)	(19,415)
Net Increase (Decrease) – Class R4	(543,520)	(5,167,662)	18,094	2,251,714	44,507	109,122	22,940	(2,051)
Subscriptions – Class R5	567,114	1,667,147	1,365,278	2,779,508	159,899	206,312	3,008	176,316
Shares issued in reinvestment and capital gains – Class R5	304,452	1,754,796	49,480	446,370	141,629	332,383	—	3,656
Less shares redeemed – Class R5	(1,671,767)	(13,665,627)	(1,545,000)	(4,574,960)	(147,171)	(511,388)	(76,448)	(191,151)
Net Increase (Decrease) – Class R5	(800,201)	(10,243,684)	(130,242)	(1,349,082)	154,357	27,307	(73,440)	(11,179)
Subscriptions – Class Y	546,935	1,179,273	554,019	3,320,852	97,466	386,715	1,282	221,884
Shares issued in reinvestment and capital gains – Class Y	538,225	2,581,951	41,031	358,119	227,188	479,575	—	2,474
Less shares redeemed – Class Y	(2,289,899)	(8,850,384)	(3,040,044)	(955,967)	(132,420)	(172,401)	(23,267)	(718,353)
Net Increase (Decrease) – Class Y	(1,204,739)	(5,089,160)	(2,444,994)	2,723,004	192,234	693,889	(21,985)	(493,995)
Subscriptions – Class Z	4,776,526	18,745,346	7,326,526	12,874,531	632,075	3,763,553	242,369	465,219
Shares issued in reinvestment and capital gains – Class Z	22,169,616	99,426,548	533,493	4,784,539	2,844,623	9,392,001	—	76,982
Less shares redeemed – Class Z	(56,696,144)	(211,292,321)	(25,261,482)	(32,736,392)	(12,721,053)	(15,006,327)	(915,135)	(3,963,435)
Net Increase (Decrease) – Class Z	(29,750,002)	(93,120,427)	(17,401,463)	(15,077,322)	(9,244,355)	(1,850,773)	(672,766)	(3,421,234)
Net Increase (Decrease) in Shares of Beneficial Interest	(44,229,400)	(118,703,515)	(23,172,365)	(13,260,746)	(8,752,369)	(1,800,423)	(1,275,424)	(4,907,583)

See accompanying notes to financial statements.

	Columbia Acorn SelectSM		Columbia Thermostat FundSM		Columbia Acorn Emerging Markets FundSM		Columbia Acorn European FundSM
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
	2016	2015	2016	2015	2016	2015	2016	2015
Subscriptions – Class A	268,864	909,174	4,120,685	5,851,778	347,119	1,020,306	466,586	1,928,835
Shares issued in reinvestment and capital gains – Class A	785,578	3,674,508	554,402	982,225	—	137,596	4,757	31,377
Less shares redeemed – Class A	(1,693,507)	(6,612,989)	(3,726,270)	(10,018,194)	(2,095,577)	(5,165,530)	(705,129)	(695,460)
Net Increase (Decrease) – Class A	(639,065)	(2,029,307)	948,817	(3,184,191)	(1,748,458)	(4,007,628)	(233,786)	1,264,752
Shares issued in reinvestment and capital gains – Class B	—	13,401	—	1,746	—	—	—	—
Less shares redeemed – Class B	(26,947)	(42,677)	(20,546)	(63,415)	—	—	—	—
Net Increase (Decrease) – Class B	(26,947)	(29,276)	(20,546)	(61,669)	—	—	—	—
Subscriptions – Class C	121,358	382,060	2,352,362	4,088,021	55,654	131,810	114,705	233,273
Shares issued in reinvestment and capital gains – Class C	308,710	1,164,079	433,621	607,884	—	15,055	926	407
Less shares redeemed – Class C	(513,416)	(1,000,597)	(2,623,242)	(6,421,982)	(391,659)	(1,153,597)	(68,073)	(100,084)
Net Increase (Decrease) – Class C	(83,348)	545,542	162,741	(1,726,077)	(336,005)	(1,006,732)	47,558	133,596
Subscriptions – Class I	1,913,946	2,004,428	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class I	153,040	528,929	—	—	—	4	—	3
Less shares redeemed – Class I	(2,174,142)	(1,617,045)	—	—	—	—	—	—
Net Increase (Decrease) – Class I	(107,156)	916,312	—	—	—	4	—	3
Subscriptions – Class R	—	—	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	—	—	—	—	—	—
Less shares redeemed – Class R	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	10,426	17,318	324,293	658,898	16,823	97,765	2,979	78,479
Shares issued in reinvestment and capital gains – Class R4	5,260	21,008	22,222	57,808	—	6,867	47	726
Less shares redeemed – Class R4	(18,868)	(31,405)	(562,181)	(1,074,830)	(152,095)	(975,288)	(4,490)	(72,632)
Net Increase (Decrease) – Class R4	(3,182)	6,921	(215,666)	(358,124)	(135,272)	(870,656)	(1,464)	6,573
Subscriptions – Class R5	25,883	59,903	457,540	247,793	60,564	420,340	9,016	43,183
Shares issued in reinvestment and capital gains – Class R5	6,454	27,179	18,579	15,133	—	21,708	180	2,003
Less shares redeemed – Class R5	(19,250)	(498,817)	(52,191)	(72,101)	(1,166,928)	(748,449)	(51,256)	(15,534)
Net Increase (Decrease) – Class R5	13,087	(411,735)	423,928	190,825	(1,106,364)	(306,401)	(42,060)	29,652
Subscriptions – Class Y	50,877	135,278	2,877	31,010	—	—	—	—
Shares issued in reinvestment and capital gains – Class Y	26,075	94,278	566	991	—	—	—	—
Less shares redeemed – Class Y	(42,729)	(69,617)	(2,726)	(34,405)	—	—	—	—
Net Increase (Decrease) – Class Y	34,223	159,939	717	(2,404)	—	—	—	—
Subscriptions – Class Z	263,702	737,164	4,400,984	6,272,816	773,927	2,978,393	618,829	595,443
Shares issued in reinvestment and capital gains – Class Z	772,671	3,661,677	357,043	659,729	—	268,573	1,721	13,964
Less shares redeemed – Class Z	(2,147,154)	(6,642,121)	(3,363,902)	(9,607,125)	(8,990,962)	(8,078,655)	(475,657)	(404,473)
Net Increase (Decrease) – Class Z	(1,110,781)	(2,243,280)	1,394,125	(2,674,580)	(8,217,035)	(4,831,689)	144,893	204,934
Net Increase (Decrease) in Shares of Beneficial Interest	(1,923,169)	(3,084,884)	2,694,117	(7,816,220)	(11,543,134)	(11,023,102)	(84,859)	1,639,510

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Columbia Acorn® Fund

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$17.63	(0.02)	0.01	(b)	(0.01)	—	(2.05)	(2.05)
Year Ended December 31, 2015	$30.30	(0.12)	(0.27	)(b)	(0.39)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$35.78	(0.08)	0.21		0.13	—	(5.61)	(5.61)
Year Ended December 31, 2013	$29.36	(0.06)	8.84		8.78	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012	$26.63	0.08	4.53		4.61	(0.06)	(1.82)	(1.88)
Year Ended December 31, 2011	$29.24	(0.10)	(1.30)		(1.40)	(0.02)	(1.19)	(1.21)
Class C
Six Months Ended June 30, 2016 (Unaudited)	$13.16	(0.06)	0.02	(b)	(0.04)	—	(2.05)	(2.05)
Year Ended December 31, 2015	$25.92	(0.27)	(0.21	)(b)	(0.48)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$31.64	(0.28)	0.17		(0.11)	—	(5.61)	(5.61)
Year Ended December 31, 2013	$26.34	(0.26)	7.88		7.62	—	(2.32)	(2.32)
Year Ended December 31, 2012	$24.18	(0.12)	4.10		3.98	—	(1.82)	(1.82)
Year Ended December 31, 2011	$26.85	(0.29)	(1.19)		(1.48)	—	(1.19)	(1.19)
Class I
Six Months Ended June 30, 2016 (Unaudited)	$19.43	0.01	0.01	(b)	0.02	—	(2.05)	(2.05)
Year Ended December 31, 2015	$32.03	(0.01)	(0.31	)(b)	(0.32)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.37	0.05	0.22		0.27	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.47	0.06	9.20		9.26	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012	$27.57	0.26	4.62		4.88	(0.16)	(1.82)	(1.98)
Year Ended December 31, 2011	$30.19	0.01	(1.35)		(1.34)	(0.09)	(1.19)	(1.28)
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$19.84	(0.01)	0.02	(b)	0.01	—	(2.05)	(2.05)
Year Ended December 31, 2015	$32.51	(0.07)	(0.32	)(b)	(0.39)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.88	0.02	0.22		0.24	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.90	0.06	9.29		9.35	(0.05)	(2.32)	(2.37)
Year Ended December 31, 2012 (f)	$30.59	0.05	1.84		1.89	(0.12)	(1.46)	(1.58)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$19.92	0.00 (g)	0.02	(b)	0.02	—	(2.05)	(2.05)
Year Ended December 31, 2015	$32.55	(0.04)	(0.31	)(b)	(0.35)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.89	0.04	0.23		0.27	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.88	0.07	9.30		9.37	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012 (h)	$30.59	0.06	1.83		1.89	(0.14)	(1.46)	(1.60)
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$20.00	0.01	0.01	(b)	0.02	—	(2.05)	(2.05)
Year Ended December 31, 2015	$32.61	(0.02)	(0.31	)(b)	(0.33)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.93	0.05	0.24		0.29	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.90	0.09	9.31		9.40	(0.05)	(2.32)	(2.37)
Year Ended December 31, 2012 (i)	$30.62	0.09	1.80		1.89	(0.15)	(1.46)	(1.61)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$19.34	0.00 (g)	0.02	(b)	0.02	—	(2.05)	(2.05)
Year Ended December 31, 2015	$31.95	(0.04)	(0.29	)(b)	(0.33)	—	(12.28)	(12.28)
Year Ended December 31, 2014	$37.32	0.02	0.22		0.24	—	(5.61)	(5.61)
Year Ended December 31, 2013	$30.45	0.04	9.19		9.23	(0.04)	(2.32)	(2.36)
Year Ended December 31, 2012	$27.56	0.17	4.69		4.86	(0.15)	(1.82)	(1.97)
Year Ended December 31, 2011	$30.19	(0.01)	(1.34)		(1.35)	(0.09)	(1.19)	(1.28)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Rounds to zero.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	$15.57	(0.37)%	1.15	%(c)(d)	1.15	%(c)(d)	(0.26	)%(c)	53%	$1,081,392
Year Ended December 31, 2015	$17.63	(1.87)%	1.08%		1.08%		(0.39)%		21%	$1,388,893
Year Ended December 31, 2014	$30.30	0.55%	1.08%		1.08%		(0.22)%		17%	$2,694,610
Year Ended December 31, 2013	$35.78	30.53%	1.07%		1.07%		(0.17)%		18%	$3,869,734
Year Ended December 31, 2012	$29.36	17.62%	1.06%		1.06	%(e)	0.27%		16%	$3,233,494
Year Ended December 31, 2011	$26.63	(4.91)%	1.06%		1.06	%(e)	(0.33)%		18%	$3,246,833
Class C
Six Months Ended June 30, 2016 (Unaudited)	$11.07	(0.74)%	1.87	%(c)(d)	1.87	%(c)(d)	(0.98	)%(c)	53%	$357,280
Year Ended December 31, 2015	$13.16	(2.57)%	1.80%		1.80%		(1.11)%		21%	$456,348
Year Ended December 31, 2014	$25.92	(0.16)%	1.77%		1.77%		(0.92)%		17%	$776,370
Year Ended December 31, 2013	$31.64	29.58%	1.78%		1.78%		(0.88)%		18%	$938,644
Year Ended December 31, 2012	$26.34	16.77%	1.80%		1.80	%(e)	(0.46)%		16%	$756,709
Year Ended December 31, 2011	$24.18	(5.63)%	1.82%		1.82	%(e)	(1.10)%		18%	$721,446
Class I
Six Months Ended June 30, 2016 (Unaudited)	$17.40	(0.18)%	0.78	%(c)(d)	0.78	%(c)(d)	0.12	%(c)	53%	$23,149
Year Ended December 31, 2015	$19.43	(1.53)%	0.73%		0.73%		(0.02)%		21%	$27,151
Year Ended December 31, 2014	$32.03	0.91%	0.70%		0.70%		0.14%		17%	$28,164
Year Ended December 31, 2013	$37.37	30.99%	0.70%		0.70%		0.16%		18%	$20,383
Year Ended December 31, 2012	$30.47	18.02%	0.72%		0.72	%(e)	0.86%		16%	$58,652
Year Ended December 31, 2011	$27.57	(4.57)%	0.72%		0.72	%(e)	0.02%		18%	$16,397
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$17.80	(0.23)%	0.97	%(c)(d)	0.97	%(c)(d)	(0.09	)%(c)	53%	$35,480
Year Ended December 31, 2015	$19.84	(1.75)%	0.89%		0.89%		(0.23)%		21%	$50,335
Year Ended December 31, 2014	$32.51	0.81%	0.84%		0.84%		0.05%		17%	$250,457
Year Ended December 31, 2013	$37.88	30.85%	0.80%		0.80%		0.16%		18%	$74,188
Year Ended December 31, 2012 (f)	$30.90	6.31%	0.87	%(c)	0.86	%(c)(e)	1.24	%(c)	16%	$17
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$17.89	(0.18)%	0.83	%(c)(d)	0.83	%(c)(d)	0.05	%(c)	53%	$54,309
Year Ended December 31, 2015	$19.92	(1.60)%	0.77%		0.77%		(0.11)%		21%	$76,412
Year Ended December 31, 2014	$32.55	0.89%	0.76%		0.76%		0.10%		17%	$458,223
Year Ended December 31, 2013	$37.89	30.94%	0.75%		0.75%		0.20%		18%	$496,906
Year Ended December 31, 2012 (h)	$30.88	6.33%	0.82	%(c)	0.81	%(c)(e)	1.29	%(c)	16%	$3
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$17.97	(0.18)%	0.78	%(c)(d)	0.78	%(c)(d)	0.10	%(c)	53%	$95,673
Year Ended December 31, 2015	$20.00	(1.54)%	0.73%		0.73%		(0.06)%		21%	$130,546
Year Ended December 31, 2014	$32.61	0.94%	0.70%		0.70%		0.13%		17%	$378,780
Year Ended December 31, 2013	$37.93	30.99%	0.70%		0.70%		0.26%		18%	$1,227,891
Year Ended December 31, 2012 (i)	$30.90	6.34%	0.75	%(c)	0.75	%(c)(e)	2.21	%(c)	16%	$67,012
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$17.31	(0.18)%	0.84	%(c)(d)	0.84	%(c)(d)	0.05	%(c)	53%	$4,015,946
Year Ended December 31, 2015	$19.34	(1.57)%	0.80%		0.80%		(0.11)%		21%	$5,062,313
Year Ended December 31, 2014	$31.95	0.82%	0.79%		0.79%		0.07%		17%	$11,340,770
Year Ended December 31, 2013	$37.32	30.90%	0.78%		0.78%		0.12%		18%	$14,703,948
Year Ended December 31, 2012	$30.45	17.93%	0.78%		0.78	%(e)	0.57%		16%	$13,374,355
Year Ended December 31, 2011	$27.56	(4.61)%	0.76%		0.76	%(e)	(0.03)%		18%	$12,284,748

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn International®

		Income from Investment Operations						Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$39.08	0.26		(0.80)	—		(0.54)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$41.68	0.39		(1.02)	—		(0.63)	(0.40)	(1.57)	(1.97)
Year Ended December 31, 2014	$46.63	0.42		(2.51)	—		(2.09)	(0.55)	(2.31)	(2.86)
Year Ended December 31, 2013	$40.79	0.45		8.37	—		8.82	(1.05)	(1.93)	(2.98)
Year Ended December 31, 2012	$34.15	0.47		6.75	—		7.22	(0.58)	—	(0.58)
Year Ended December 31, 2011	$40.87	0.32		(6.02)	0.00	(d)	(5.70)	(1.02)	—	(1.02)
Class B
Six Months Ended June 30, 2016 (Unaudited)	$37.80	0.06		(0.72)	—		(0.66)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$40.38	0.02		(1.01)	—		(0.99)	(0.02)	(1.57)	(1.59)
Year Ended December 31, 2014	$45.24	0.07		(2.42)	—		(2.35)	(0.20)	(2.31)	(2.51)
Year Ended December 31, 2013	$39.67	0.12		8.10	—		8.22	(0.72)	(1.93)	(2.65)
Year Ended December 31, 2012	$33.17	0.19		6.55	—		6.74	(0.24)	—	(0.24)
Year Ended December 31, 2011	$39.96	0.06		(5.85)	0.00	(d)	(5.79)	(1.00)	—	(1.00)
Class C
Six Months Ended June 30, 2016 (Unaudited)	$37.65	0.11		(0.77)	—		(0.66)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$40.20	0.07		(0.97)	—		(0.90)	(0.08)	(1.57)	(1.65)
Year Ended December 31, 2014	$45.04	0.07		(2.40)	—		(2.33)	(0.20)	(2.31)	(2.51)
Year Ended December 31, 2013	$39.50	0.10		8.08	—		8.18	(0.71)	(1.93)	(2.64)
Year Ended December 31, 2012	$33.03	0.18		6.52	—		6.70	(0.23)	—	(0.23)
Year Ended December 31, 2011	$39.79	0.04		(5.86)	0.00	(d)	(5.82)	(0.94)	—	(0.94)
Class I
Six Months Ended June 30, 2016 (Unaudited)	$39.15	0.29		(0.76)	—		(0.47)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$41.76	0.52		(1.00)	—		(0.48)	(0.56)	(1.57)	(2.13)
Year Ended December 31, 2014	$46.71	0.59		(2.51)	—		(1.92)	(0.72)	(2.31)	(3.03)
Year Ended December 31, 2013	$40.86	0.66		8.34	—		9.00	(1.22)	(1.93)	(3.15)
Year Ended December 31, 2012	$34.33	0.57		6.83	—		7.40	(0.87)	—	(0.87)
Year Ended December 31, 2011	$40.92	0.37		(5.94)	0.00	(d)	(5.57)	(1.02)	—	(1.02)
Class R
Six Months Ended June 30, 2016 (Unaudited)	$39.07	0.19		(0.80)	—		(0.61)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$41.67	0.23		(1.02)	—		(0.79)	(0.24)	(1.57)	(1.81)
Year Ended December 31, 2014	$46.60	0.24		(2.50)	—		(2.26)	(0.36)	(2.31)	(2.67)
Year Ended December 31, 2013	$40.79	0.26		8.36	—		8.62	(0.88)	(1.93)	(2.81)
Year Ended December 31, 2012	$34.11	0.21		6.89	—		7.10	(0.42)	—	(0.42)
Year Ended December 31, 2011 (g)	$40.11	(0.00	)(d)	(6.00)	0.00	(d)	(6.00)	—	—	—
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$39.41	0.30		(0.81)	—		(0.51)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$42.02	0.47		(1.03)	—		(0.56)	(0.48)	(1.57)	(2.05)
Year Ended December 31, 2014	$46.99	0.50		(2.52)	—		(2.02)	(0.64)	(2.31)	(2.95)
Year Ended December 31, 2013	$41.08	0.34		8.67	—		9.01	(1.17)	(1.93)	(3.10)
Year Ended December 31, 2012 (h)	$39.86	(0.00	)(d)	1.81	—		1.81	(0.59)	—	(0.59)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$39.10	0.32		(0.80)	—		(0.48)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$41.71	0.54		(1.05)	—		(0.51)	(0.53)	(1.57)	(2.10)
Year Ended December 31, 2014	$46.66	0.57		(2.51)	—		(1.94)	(0.70)	(2.31)	(3.01)
Year Ended December 31, 2013	$40.81	0.63		8.34	—		8.97	(1.19)	(1.93)	(3.12)
Year Ended December 31, 2012	$34.31	0.75		6.62	—		7.37	(0.87)	—	(0.87)
Year Ended December 31, 2011 (i)	$40.24	0.09		(6.02)	0.00	(d)	(5.93)	—	—	—
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$39.41	0.32		(0.79)	—		(0.47)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$42.02	0.53		(1.01)	—		(0.48)	(0.56)	(1.57)	(2.13)
Year Ended December 31, 2014	$46.99	0.58		(2.52)	—		(1.94)	(0.72)	(2.31)	(3.03)
Year Ended December 31, 2013	$41.08	0.57		8.48	—		9.05	(1.21)	(1.93)	(3.14)
Year Ended December 31, 2012 (j)	$39.90	0.04		1.78	—		1.82	(0.64)	—	(0.64)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$39.12	0.31		(0.80)	—		(0.49)	—	(0.26)	(0.26)
Year Ended December 31, 2015	$41.73	0.51		(1.03)	—		(0.52)	(0.52)	(1.57)	(2.09)
Year Ended December 31, 2014	$46.68	0.56		(2.51)	—		(1.95)	(0.69)	(2.31)	(3.00)
Year Ended December 31, 2013	$40.84	0.58		8.38	—		8.96	(1.19)	(1.93)	(3.12)
Year Ended December 31, 2012	$34.31	0.59		6.78	—		7.37	(0.84)	—	(0.84)
Year Ended December 31, 2011	$40.92	0.48		(6.07)	0.00	(d)	(5.59)	(1.02)	—	(1.02)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Rounds to zero.

(e)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(g)  Class R shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(h)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class R5 shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(j)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Proceeds from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	—		$38.28	(1.42)%		1.33	%(b)	1.29	%(b)	1.37	%(b)	28%	$690,106
Year Ended December 31, 2015	—		$39.08	(1.59	)%(c)	1.28%		1.24%		0.93%		50%	$812,479
Year Ended December 31, 2014	—		$41.68	(4.58	)%(c)	1.26%		1.22%		0.91%		28%	$946,553
Year Ended December 31, 2013	—		$46.63	22.00	%(c)	1.27%		1.23%		1.02%		45%	$1,089,263
Year Ended December 31, 2012	0.00	(d)	$40.79	21.21	%(c)	1.28%		1.24	%(e)	1.22%		33%	$1,007,236
Year Ended December 31, 2011	0.00	(d)	$34.15	(14.37	)%(c)(f)	1.32%		1.30	%(e)	0.84%		32%	$918,112
Class B
Six Months Ended June 30, 2016 (Unaudited)	—		$36.88	(1.78	)%(c)	2.13	%(b)	2.12	%(b)	0.35	%(b)	28%	$893
Year Ended December 31, 2015	—		$37.80	(2.53	)%(c)	2.17%		2.14%		0.05%		50%	$1,628
Year Ended December 31, 2014	—		$40.38	(5.29	)%(c)	2.00%		1.97%		0.16%		28%	$6,516
Year Ended December 31, 2013	—		$45.24	21.08	%(c)	2.00%		1.97%		0.27%		45%	$13,218
Year Ended December 31, 2012	0.00	(d)	$39.67	20.33	%(c)	2.00%		1.97	%(e)	0.51%		33%	$17,910
Year Ended December 31, 2011	0.00	(d)	$33.17	(14.92	)%(c)(f)	1.98%		1.96	%(e)	0.15%		32%	$24,510
Class C
Six Months Ended June 30, 2016 (Unaudited)	—		$36.73	(1.79)%		2.05	%(b)	2.03	%(b)	0.62	%(b)	28%	$77,841
Year Ended December 31, 2015	—		$37.65	(2.33	)%(c)	2.01%		1.99%		0.18%		50%	$88,606
Year Ended December 31, 2014	—		$40.20	(5.27	)%(c)	1.99%		1.97%		0.16%		28%	$103,691
Year Ended December 31, 2013	—		$45.04	21.07	%(c)	2.01%		1.99%		0.23%		45%	$110,875
Year Ended December 31, 2012	0.00	(d)	$39.50	20.31	%(c)	2.02%		2.00	%(e)	0.48%		33%	$92,748
Year Ended December 31, 2011	0.00	(d)	$33.03	(15.02	)%(c)(f)	2.07%		2.06	%(e)	0.10%		32%	$97,328
Class I
Six Months Ended June 30, 2016 (Unaudited)	—		$38.42	(1.24)%		0.90	%(b)	0.90	%(b)	1.56	%(b)	28%	$46,065
Year Ended December 31, 2015	—		$39.15	(1.23)%		0.88%		0.88%		1.23%		50%	$54,382
Year Ended December 31, 2014	—		$41.76	(4.20)%		0.85%		0.85%		1.26%		28%	$38,804
Year Ended December 31, 2013	—		$46.71	22.43%		0.85%		0.85%		1.49%		45%	$29,418
Year Ended December 31, 2012	0.00	(d)	$40.86	21.69%		0.88%		0.88	%(e)	1.48%		33%	$97,484
Year Ended December 31, 2011	0.00	(d)	$34.33	(14.02	)%(f)	0.91%		0.91	%(e)	0.99%		32%	$50,335
Class R
Six Months Ended June 30, 2016 (Unaudited)	—		$38.20	(1.60)%		1.65	%(b)	1.65	%(b)	1.03	%(b)	28%	$4,515
Year Ended December 31, 2015	—		$39.07	(1.98)%		1.62%		1.62%		0.54%		50%	$4,945
Year Ended December 31, 2014	—		$41.67	(4.95)%		1.63%		1.63%		0.52%		28%	$5,560
Year Ended December 31, 2013	—		$46.60	21.50%		1.63%		1.63%		0.58%		45%	$5,822
Year Ended December 31, 2012	0.00	(d)	$40.79	20.83%		1.52%		1.51	%(e)	0.54%		33%	$2,799
Year Ended December 31, 2011 (g)	0.00	(d)	$34.11	(14.96)%		1.59	%(b)	1.59	%(b)(e)	(0.02	)%(b)	32%	$2,130
Class R4
Six Months Ended June 30, 2016 (Unaudited)	—		$38.64	(1.33)%		1.10	%(b)	1.10	%(b)	1.59	%(b)	28%	$477,953
Year Ended December 31, 2015	—		$39.41	(1.41)%		1.06%		1.06%		1.10%		50%	$486,763
Year Ended December 31, 2014	—		$42.02	(4.39)%		1.04%		1.04%		1.07%		28%	$424,425
Year Ended December 31, 2013	—		$46.99	22.32%		1.03%		1.03%		0.73%		45%	$355,616
Year Ended December 31, 2012 (h)	—		$41.08	4.57%		1.03	%(b)	1.02	%(b)(e)	(0.02	)%(b)	33%	$15
Class R5
Six Months Ended June 30, 2016 (Unaudited)	—		$38.36	(1.26)%		0.95	%(b)	0.95	%(b)	1.71	%(b)	28%	$309,222
Year Ended December 31, 2015	—		$39.10	(1.29)%		0.92%		0.92%		1.26%		50%	$320,252
Year Ended December 31, 2014	—		$41.71	(4.25)%		0.90%		0.90%		1.23%		28%	$397,882
Year Ended December 31, 2013	—		$46.66	22.38%		0.91%		0.91%		1.40%		45%	$274,415
Year Ended December 31, 2012	0.00	(d)	$40.81	21.61%		0.89%		0.89	%(e)	1.99%		33%	$242
Year Ended December 31, 2011 (i)	0.00	(d)	$34.31	(14.74)%		0.91	%(b)	0.91	%(b)(e)	0.65	%(b)	32%	$2,038
Class Y
Six Months Ended June 30, 2016 (Unaudited)	—		$38.68	(1.23)%		0.90	%(b)	0.90	%(b)	1.68	%(b)	28%	$217,851
Year Ended December 31, 2015	—		$39.41	(1.23)%		0.88%		0.88%		1.26%		50%	$318,326
Year Ended December 31, 2014	—		$42.02	(4.21)%		0.85%		0.85%		1.25%		28%	$225,012
Year Ended December 31, 2013	—		$46.99	22.44%		0.86%		0.86%		1.26%		45%	$155,140
Year Ended December 31, 2012 (j)	—		$41.08	4.59%		0.91	%(b)	0.90	%(b)(e)	0.75	%(b)	33%	$30,856
Class Z
Six Months Ended June 30, 2016 (Unaudited)	—		$38.37	(1.29)%		1.00	%(b)	1.00	%(b)	1.64	%(b)	28%	$3,889,399
Year Ended December 31, 2015	—		$39.12	(1.33)%		0.97%		0.97%		1.21%		50%	$4,645,797
Year Ended December 31, 2014	—		$41.73	(4.28)%		0.93%		0.93%		1.20%		28%	$5,585,035
Year Ended December 31, 2013	—		$46.68	22.33%		0.93%		0.93%		1.30%		45%	$6,293,552
Year Ended December 31, 2012	0.00	(d)	$40.84	21.60%		0.93%		0.93	%(e)	1.53%		33%	$5,494,506
Year Ended December 31, 2011	0.00	(d)	$34.31	(14.06	)%(f)	0.95%		0.95	%(e)	1.24%		32%	$4,322,500

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn USA®

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$20.25	(0.05)	0.27	(b)	0.22	—	(2.67)	(2.67)
Year Ended December 31, 2015	$29.13	(0.18)	(0.18	)(b)	(0.36)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$34.15	(0.20)	1.22		1.02	—	(6.04)	(6.04)
Year Ended December 31, 2013	$28.21	(0.15)	9.09		8.94	—	(3.00)	(3.00)
Year Ended December 31, 2012	$25.94	0.02	4.73		4.75	(0.11)	(2.37)	(2.48)
Year Ended December 31, 2011	$27.54	(0.22)	(1.21)		(1.43)	—	(0.17)	(0.17)
Class C
Six Months Ended June 30, 2016 (Unaudited)	$16.00	(0.09)	0.22	(b)	0.13	—	(2.67)	(2.67)
Year Ended December 31, 2015	$24.98	(0.33)	(0.13	)(b)	(0.46)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$30.33	(0.37)	1.06		0.69	—	(6.04)	(6.04)
Year Ended December 31, 2013	$25.49	(0.33)	8.17		7.84	—	(3.00)	(3.00)
Year Ended December 31, 2012	$23.72	(0.16)	4.30		4.14	—	(2.37)	(2.37)
Year Ended December 31, 2011	$25.39	(0.39)	(1.11)		(1.50)	—	(0.17)	(0.17)
Class I
Six Months Ended June 30, 2016 (Unaudited)	$22.40	(0.01)	0.29	(b)	0.28	—	(2.67)	(2.67)
Year Ended December 31, 2015	$31.19	(0.07)	(0.20	)(b)	(0.27)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$35.99	(0.06)	1.30		1.24	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.47	(0.02)	9.54		9.52	—	(3.00)	(3.00)
Year Ended December 31, 2012	$27.00	(0.10)	5.16		5.06	(0.22)	(2.37)	(2.59)
Year Ended December 31, 2011	$28.56	(0.14)	(1.25)		(1.39)	—	(0.17)	(0.17)
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$22.85	(0.04)	0.30	(b)	0.26	—	(2.67)	(2.67)
Year Ended December 31, 2015	$31.70	(0.13)	(0.20	)(b)	(0.33)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$36.55	(0.11)	1.30		1.19	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.92	0.00 (f)	9.63		9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012 (g)	$30.06	0.06	2.28		2.34	(0.16)	(2.32)	(2.48)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$22.90	(0.02)	0.29	(b)	0.27	—	(2.67)	(2.67)
Year Ended December 31, 2015	$31.71	(0.10)	(0.19	)(b)	(0.29)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$36.53	(0.06)	1.28		1.22	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.90	0.02	9.61		9.63	—	(3.00)	(3.00)
Year Ended December 31, 2012 (h)	$30.06	0.07	2.27		2.34	(0.18)	(2.32)	(2.50)
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$22.99	(0.02)	0.31	(b)	0.29	—	(2.67)	(2.67)
Year Ended December 31, 2015	$31.80	(0.08)	(0.21	)(b)	(0.29)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$36.59	(0.07)	1.32		1.25	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.93	0.02	9.64		9.66	—	(3.00)	(3.00)
Year Ended December 31, 2012 (i)	$30.10	0.07	2.27		2.34	(0.19)	(2.32)	(2.51)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$22.19	(0.04)	0.30	(b)	0.26	—	(2.67)	(2.67)
Year Ended December 31, 2015	$31.03	(0.12)	(0.20	)(b)	(0.32)	—	(8.52)	(8.52)
Year Ended December 31, 2014	$35.90	(0.12)	1.29		1.17	—	(6.04)	(6.04)
Year Ended December 31, 2013	$29.45	(0.07)	9.52		9.45	—	(3.00)	(3.00)
Year Ended December 31, 2012	$26.98	0.11	4.92		5.03	(0.19)	(2.37)	(2.56)
Year Ended December 31, 2011	$28.56	(0.14)	(1.27)		(1.41)	—	(0.17)	(0.17)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to zero.

(g)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	$17.80	0.82%	1.44	%(c)	1.44	%(c)	(0.59	)%(c)	59%	$85,727
Year Ended December 31, 2015	$20.25	(1.60)%	1.34%		1.34%		(0.63)%		35%	$95,048
Year Ended December 31, 2014	$29.13	3.35%	1.33%		1.33%		(0.60)%		12%	$148,089
Year Ended December 31, 2013	$34.15	32.34%	1.32%		1.32%		(0.46)%		17%	$201,559
Year Ended December 31, 2012	$28.21	18.67%	1.32	%(d)	1.32	%(d)(e)	0.08%		14%	$152,164
Year Ended December 31, 2011	$25.94	(5.21)%	1.30%		1.30	%(e)	(0.78)%		20%	$167,038
Class C
Six Months Ended June 30, 2016 (Unaudited)	$13.46	0.46%	2.14	%(c)	2.14	%(c)	(1.30	)%(c)	59%	$14,228
Year Ended December 31, 2015	$16.00	(2.28)%	2.02%		2.02%		(1.32)%		35%	$17,255
Year Ended December 31, 2014	$24.98	2.67%	2.00%		2.00%		(1.26)%		12%	$36,476
Year Ended December 31, 2013	$30.33	31.47%	2.00%		2.00%		(1.14)%		17%	$40,395
Year Ended December 31, 2012	$25.49	17.82%	2.05	%(d)	2.05	%(d)(e)	(0.61)%		14%	$31,410
Year Ended December 31, 2011	$23.72	(5.92)%	2.05%		2.05	%(e)	(1.53)%		20%	$30,584
Class I
Six Months Ended June 30, 2016 (Unaudited)	$20.01	1.01%	0.98	%(c)	0.98	%(c)	(0.15	)%(c)	59%	$1
Year Ended December 31, 2015	$22.40	(1.19)%	0.92%		0.92%		(0.23)%		35%	$2
Year Ended December 31, 2014	$31.19	3.80%	0.88%		0.88%		(0.17)%		12%	$2
Year Ended December 31, 2013	$35.99	32.93%	0.90%		0.90%		(0.04)%		17%	$4
Year Ended December 31, 2012	$29.47	19.10%	0.96%		0.96	%(e)	(0.33)%		14%	$3
Year Ended December 31, 2011	$27.00	(4.88)%	0.94%		0.94	%(e)	(0.47)%		20%	$2,635
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$20.44	0.90%	1.22	%(c)	1.22	%(c)	(0.37	)%(c)	59%	$8,267
Year Ended December 31, 2015	$22.85	(1.36)%	1.12%		1.12%		(0.40)%		35%	$8,224
Year Ended December 31, 2014	$31.70	3.60%	1.07%		1.07%		(0.32)%		12%	$7,952
Year Ended December 31, 2013	$36.55	32.80%	1.00%		1.00%		0.01%		17%	$6,441
Year Ended December 31, 2012 (g)	$29.92	8.06%	1.14	%(c)(d)	1.14	%(c)(d)(e)	1.51	%(c)	14%	$15
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$20.50	0.94%	1.08	%(c)	1.08	%(c)	(0.23	)%(c)	59%	$27,443
Year Ended December 31, 2015	$22.90	(1.23)%	1.01%		1.01%		(0.30)%		35%	$27,112
Year Ended December 31, 2014	$31.71	3.68%	0.99%		0.99%		(0.17)%		12%	$36,689
Year Ended December 31, 2013	$36.53	32.83%	0.97%		0.97%		0.06%		17%	$6,068
Year Ended December 31, 2012 (h)	$29.90	8.06%	1.12	%(c)	1.12	%(c)(e)	1.53	%(c)	14%	$2
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$20.61	1.03%	1.04	%(c)	1.04	%(c)	(0.18	)%(c)	59%	$41,296
Year Ended December 31, 2015	$22.99	(1.23)%	0.97%		0.97%		(0.25)%		35%	$41,658
Year Ended December 31, 2014	$31.80	3.76%	0.93%		0.93%		(0.19)%		12%	$35,551
Year Ended December 31, 2013	$36.59	32.89%	0.93%		0.93%		0.07%		17%	$48,479
Year Ended December 31, 2012 (i)	$29.93	8.07%	1.04	%(c)	1.04	%(c)(e)	1.62	%(c)	14%	$2
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$19.78	0.92%	1.19	%(c)	1.19	%(c)	(0.36	)%(c)	59%	$502,309
Year Ended December 31, 2015	$22.19	(1.36)%	1.10%		1.10%		(0.40)%		35%	$768,658
Year Ended December 31, 2014	$31.03	3.61%	1.08%		1.08%		(0.34)%		12%	$1,132,223
Year Ended December 31, 2013	$35.90	32.72%	1.06%		1.06%		(0.20)%		17%	$1,496,775
Year Ended December 31, 2012	$29.45	18.98%	1.07	%(d)	1.07	%(d)(e)	0.36%		14%	$1,415,442
Year Ended December 31, 2011	$26.98	(4.95)%	1.00%		1.00	%(e)	(0.48)%		20%	$1,355,934

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn International SelectSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from Investment Operations	Net investment income	Net realized gains	Tax return of capital	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$21.33	0.09	(0.49)		(0.40)	—	—	—	—
Year Ended December 31, 2015	$22.04	0.17	(0.45)		(0.28)	(0.42)	—	(0.01)	(0.43)
Year Ended December 31, 2014	$26.91	0.29	(2.17)		(1.88)	(0.10)	(2.89)	—	(2.99)
Year Ended December 31, 2013	$25.61	0.29	3.29		3.58	(0.37)	(1.91)	—	(2.28)
Year Ended December 31, 2012	$24.26	0.39	4.92		5.31	(1.75)	(2.21)	—	(3.96)
Year Ended December 31, 2011	$28.01	0.18	(2.95)		(2.77)	(0.59)	(0.39)	—	(0.98)
Class C
Six Months Ended June 30, 2016 (Unaudited)	$19.96	0.02	(0.47)		(0.45)	—	—	—	—
Year Ended December 31, 2015	$20.54	(0.01)	(0.41)		(0.42)	(0.15)	—	(0.01)	(0.16)
Year Ended December 31, 2014	$25.39	0.07	(2.03)		(1.96)	—	(2.89)	—	(2.89)
Year Ended December 31, 2013	$24.28	0.08	3.10		3.18	(0.16)	(1.91)	—	(2.07)
Year Ended December 31, 2012	$23.17	0.18	4.67		4.85	(1.53)	(2.21)	—	(3.74)
Year Ended December 31, 2011	$26.58	(0.04)	(2.81)		(2.85)	(0.17)	(0.39)	—	(0.56)
Class I
Six Months Ended June 30, 2016 (Unaudited)	$21.57	0.15	(0.50)		(0.35)	—	—	—	—
Year Ended December 31, 2015	$22.29	0.24	(0.45)		(0.21)	(0.50)	—	(0.01)	(0.51)
Year Ended December 31, 2014	$27.19	0.39	(2.20)		(1.81)	(0.20)	(2.89)	—	(3.09)
Year Ended December 31, 2013	$25.85	0.39	3.32		3.71	(0.46)	(1.91)	—	(2.37)
Year Ended December 31, 2012	$24.45	0.51	4.94		5.45	(1.84)	(2.21)	—	(4.05)
Year Ended December 31, 2011	$28.33	0.31	(2.97)		(2.66)	(0.83)	(0.39)	—	(1.22)
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$21.74	0.14	(0.52)		(0.38)	—	—	—	—
Year Ended December 31, 2015	$22.45	0.22	(0.44)		(0.22)	(0.48)	—	(0.01)	(0.49)
Year Ended December 31, 2014	$27.36	0.37	(2.22)		(1.85)	(0.17)	(2.89)	—	(3.06)
Year Ended December 31, 2013	$25.99	0.29	3.42		3.71	(0.43)	(1.91)	—	(2.34)
Year Ended December 31, 2012 (i)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.79)	(2.09)	—	(3.88)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$21.72	0.10	(0.47)		(0.37)	—	—	—	—
Year Ended December 31, 2015	$22.43	0.22	(0.42)		(0.20)	(0.50)	—	(0.01)	(0.51)
Year Ended December 31, 2014	$27.34	0.36	(2.19)		(1.83)	(0.19)	(2.89)	—	(3.08)
Year Ended December 31, 2013	$25.98	0.38	3.35		3.73	(0.46)	(1.91)	—	(2.37)
Year Ended December 31, 2012 (k)	$29.98	(0.02)	(0.09	)(j)	(0.11)	(1.80)	(2.09)	—	(3.89)
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$21.71	0.13	(0.50)		(0.37)	—	—	—	—
Year Ended December 31, 2015	$22.42	0.28	(0.47)		(0.19)	(0.51)	—	(0.01)	(0.52)
Year Ended December 31, 2014	$27.33	0.40	(2.21)		(1.81)	(0.21)	(2.89)	—	(3.10)
Year Ended December 31, 2013	$25.98	0.11	3.62		3.73	(0.47)	(1.91)	—	(2.38)
Year Ended December 31, 2012 (l)	$29.99	(0.02)	(0.09	)(j)	(0.11)	(1.81)	(2.09)	—	(3.90)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$21.58	0.13	(0.50)		(0.37)	—	—	—	—
Year Ended December 31, 2015	$22.30	0.24	(0.46)		(0.22)	(0.49)	—	(0.01)	(0.50)
Year Ended December 31, 2014	$27.20	0.38	(2.21)		(1.83)	(0.18)	(2.89)	—	(3.07)
Year Ended December 31, 2013	$25.86	0.37	3.33		3.70	(0.45)	(1.91)	—	(2.36)
Year Ended December 31, 2012	$24.46	0.49	4.95		5.44	(1.83)	(2.21)	—	(4.04)
Year Ended December 31, 2011	$28.33	0.29	(2.98)		(2.69)	(0.79)	(0.39)	—	(1.18)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Rounds to zero.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(i)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Proceeds from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	—		$20.93	(1.88	)%(h)	1.66	%(b)	1.66	%(b)	0.92	%(b)	30%	$22,809
Year Ended December 31, 2015	0.00	(c)	$21.33	(1.30	)%(d)	1.55%		1.55%		0.74%		59%	$33,772
Year Ended December 31, 2014	—		$22.04	(7.06)%		1.47%		1.47%		1.05%		58%	$53,419
Year Ended December 31, 2013	—		$26.91	14.42%		1.47%		1.47%		1.08%		72%	$73,911
Year Ended December 31, 2012	—		$25.61	22.05%		1.49	%(e)	1.49	%(e)(f)	1.43%		63%	$74,167
Year Ended December 31, 2011	—		$24.26	(10.11)%		1.51%		1.51	%(g)	0.66%		44%	$56,350
Class C
Six Months Ended June 30, 2016 (Unaudited)	—		$19.51	(2.25	)%(h)	2.45	%(b)	2.45	%(b)	0.18	%(b)	30%	$4,574
Year Ended December 31, 2015	0.00	(c)	$19.96	(2.05	)%(d)	2.32%		2.32%		(0.06)%		59%	$5,390
Year Ended December 31, 2014	—		$20.54	(7.80)%		2.23%		2.23%		0.29%		58%	$8,057
Year Ended December 31, 2013	—		$25.39	13.52%		2.26%		2.26%		0.32%		72%	$10,311
Year Ended December 31, 2012	—		$24.28	21.10%		2.28	%(e)	2.27	%(e)(f)	0.67%		63%	$9,786
Year Ended December 31, 2011	—		$23.17	(10.81)%		2.31%		2.31	%(g)	(0.14)%		44%	$8,704
Class I
Six Months Ended June 30, 2016 (Unaudited)	—		$21.22	(1.62	)%(h)	1.19	%(b)	1.19	%(b)	1.45	%(b)	30%	$2
Year Ended December 31, 2015	0.00	(c)	$21.57	(0.97	)%(d)	1.18%		1.18%		1.05%		59%	$2
Year Ended December 31, 2014	—		$22.29	(6.72)%		1.11%		1.11%		1.41%		58%	$2
Year Ended December 31, 2013	—		$27.19	14.82%		1.13%		1.13%		1.43%		72%	$3
Year Ended December 31, 2012	—		$25.85	22.48%		1.15%		1.14	%(f)	1.84%		63%	$2
Year Ended December 31, 2011	—		$24.45	(9.68)%		1.04%		1.04	%(g)	1.12%		44%	$2
Class R4
Six Months Ended June 30, 2016 (Unaudited)	—		$21.36	(1.75	)%(h)	1.40	%(b)	1.40	%(b)	1.32	%(b)	30%	$1,373
Year Ended December 31, 2015	0.00	(c)	$21.74	(1.00	)%(d)	1.27%		1.27%		0.97%		59%	$898
Year Ended December 31, 2014	—		$22.45	(6.83)%		1.21%		1.21%		1.33%		58%	$974
Year Ended December 31, 2013	—		$27.36	14.72%		1.24%		1.24%		1.06%		72%	$417
Year Ended December 31, 2012 (i)	—		$25.99	(0.27)%		1.30	%(b)(e)	1.30	%(b)(e)(f)	(0.55	)%(b)	63%	$13
Class R5
Six Months Ended June 30, 2016 (Unaudited)	—		$21.35	(1.70	)%(h)	1.29	%(b)	1.29	%(b)	0.94	%(b)	30%	$661
Year Ended December 31, 2015	0.00	(c)	$21.72	(0.94	)%(d)	1.21%		1.21%		0.96%		59%	$2,268
Year Ended December 31, 2014	—		$22.43	(6.77)%		1.15%		1.15%		1.30%		58%	$2,593
Year Ended December 31, 2013	—		$27.34	14.80	%(h)	1.15%		1.15%		1.40%		72%	$956
Year Ended December 31, 2012 (k)	—		$25.98	(0.27)%		1.29	%(b)	1.28	%(b)(f)	(0.55	)%(b)	63%	$2
Class Y
Six Months Ended June 30, 2016 (Unaudited)	—		$21.34	(1.70	)%(h)	1.24	%(b)	1.24	%(b)	1.24	%(b)	30%	$180
Year Ended December 31, 2015	0.00	(c)	$21.71	(0.89	)%(d)	1.14%		1.14%		1.21%		59%	$660
Year Ended December 31, 2014	—		$22.42	(6.71)%		1.09%		1.09%		1.43%		58%	$11,755
Year Ended December 31, 2013	—		$27.33	14.82%		1.09%		1.09%		0.40%		72%	$13,318
Year Ended December 31, 2012 (l)	—		$25.98	(0.25)%		1.21	%(b)	1.20	%(b)(f)	(0.48	)%(b)	63%	$2
Class Z
Six Months Ended June 30, 2016 (Unaudited)	—		$21.21	(1.71	)%(h)	1.36	%(b)	1.36	%(b)	1.24	%(b)	30%	$80,380
Year Ended December 31, 2015	0.00	(c)	$21.58	(1.03	)%(d)	1.24%		1.24%		1.05%		59%	$96,311
Year Ended December 31, 2014	—		$22.30	(6.79)%		1.17%		1.17%		1.36%		58%	$175,764
Year Ended December 31, 2013	—		$27.20	14.75%		1.19%		1.19%		1.37%		72%	$256,100
Year Ended December 31, 2012	—		$25.86	22.42%		1.20	%(e)	1.19	%(e)(f)	1.77%		63%	$295,231
Year Ended December 31, 2011	—		$24.46	(9.76)%		1.14%		1.14	%(g)	1.03%		44%	$259,553

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn SelectSM

		Income from Investment Operations					Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$13.94	(0.01)	(0.13)	—		(0.14)	—	(1.22)	(1.22)
Year Ended December 31, 2015	$21.03	(0.09)	0.14	—		0.05	—	(7.14)	(7.14)
Year Ended December 31, 2014	$25.57	(0.14)	0.64	—		0.50	—	(5.04)	(5.04)
Year Ended December 31, 2013	$24.72	(0.15)	7.92	—		7.77	(0.07)	(6.85)	(6.92)
Year Ended December 31, 2012	$22.95	0.03	3.78	—		3.81	—	(2.04)	(2.04)
Year Ended December 31, 2011	$27.94	(0.15)	(4.46)	—		(4.61)	(0.38)	—	(0.38)
Class C
Six Months Ended June 30, 2016 (Unaudited)	$10.51	(0.04)	(0.10)	—		(0.14)	—	(1.22)	(1.22)
Year Ended December 31, 2015	$17.69	(0.19)	0.15	—		(0.04)	—	(7.14)	(7.14)
Year Ended December 31, 2014	$22.46	(0.28)	0.55	—		0.27	—	(5.04)	(5.04)
Year Ended December 31, 2013	$22.48	(0.32)	7.15	—		6.83	—	(6.85)	(6.85)
Year Ended December 31, 2012	$21.20	(0.14)	3.46	—		3.32	—	(2.04)	(2.04)
Year Ended December 31, 2011	$25.83	(0.32)	(4.12)	—		(4.44)	(0.19)	—	(0.19)
Class I
Six Months Ended June 30, 2016 (Unaudited)	$15.36	0.02	(0.15)	—		(0.13)	—	(1.22)	(1.22)
Year Ended December 31, 2015	$22.38	0.01	0.11	—		0.12	—	(7.14)	(7.14)
Year Ended December 31, 2014	$26.81	(0.05)	0.66	—		0.61	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.63	(0.06)	8.25	—		8.19	(0.16)	(6.85)	(7.01)
Year Ended December 31, 2012	$23.65	0.23	3.79	—		4.02	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.74	(0.03)	(4.59)	—		(4.62)	(0.47)	—	(0.47)
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$15.69	0.01	(0.15)	—		(0.14)	—	(1.22)	(1.22)
Year Ended December 31, 2015	$22.75	(0.04)	0.12	—		0.08	—	(7.14)	(7.14)
Year Ended December 31, 2014	$27.20	(0.10)	0.69	—		0.59	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.92	(0.06)	8.32	—		8.26	(0.13)	(6.85)	(6.98)
Year Ended December 31, 2012 (f)	$25.91	0.00 (g)	1.52	—		1.52	—	(1.51)	(1.51)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$15.74	0.02	(0.16)	—		(0.14)	—	(1.22)	(1.22)
Year Ended December 31, 2015	$22.78	(0.08)	0.18	—		0.10	—	(7.14)	(7.14)
Year Ended December 31, 2014	$27.20	(0.07)	0.69	—		0.62	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.93	(0.04)	8.31	—		8.27	(0.15)	(6.85)	(7.00)
Year Ended December 31, 2012 (h)	$25.91	0.00 (g)	1.53	—		1.53	—	(1.51)	(1.51)
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$15.83	0.02	(0.16)	—		(0.14)	—	(1.22)	(1.22)
Year Ended December 31, 2015	$22.86	0.00 (g)	0.11	—		0.11	—	(7.14)	(7.14)
Year Ended December 31, 2014	$27.27	(0.06)	0.69	—		0.63	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.98	(0.03)	8.34	—		8.31	(0.17)	(6.85)	(7.02)
Year Ended December 31, 2012 (i)	$25.96	0.01	1.52	—		1.53	—	(1.51)	(1.51)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$15.24	0.01	(0.15)	—		(0.14)	—	(1.22)	(1.22)
Year Ended December 31, 2015	$22.28	(0.03)	0.13	—		0.10	—	(7.14)	(7.14)
Year Ended December 31, 2014	$26.72	(0.08)	0.68	—		0.60	—	(5.04)	(5.04)
Year Ended December 31, 2013	$25.57	(0.07)	8.21	—		8.14	(0.14)	(6.85)	(6.99)
Year Ended December 31, 2012	$23.62	0.11	3.88	—		3.99	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.73	(0.07)	(4.58)	0.00	(g)	(4.65)	(0.46)	—	(0.46)

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Rounds to zero.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  During the year ended December 31, 2011, the Fund received a reimbursement from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (a)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	$12.58	(1.32	)%(b)	1.41	%(c)	1.21	%(c)	(0.16	)%(c)	53%	$124,457
Year Ended December 31, 2015	$13.94	(0.73	)%(b)	1.35	%(d)	1.22	%(d)	(0.42)%		55%	$146,864
Year Ended December 31, 2014	$21.03	2.17%		1.32%		1.32%		(0.58)%		17%	$264,234
Year Ended December 31, 2013	$25.57	33.77%		1.31	%(d)	1.31	%(d)	(0.54)%		20%	$333,193
Year Ended December 31, 2012	$24.72	16.87%		1.31	%(d)	1.31	%(d)(e)	0.13%		15%	$271,628
Year Ended December 31, 2011	$22.95	(16.65)%		1.28%		1.28	%(e)	(0.57)%		21%	$340,325
Class C
Six Months Ended June 30, 2016 (Unaudited)	$9.15	(1.77	)%(b)	2.14	%(c)	1.94	%(c)	(0.88	)%(c)	53%	$29,370
Year Ended December 31, 2015	$10.51	(1.41	)%(b)	2.08	%(d)	1.95	%(d)	(1.15)%		55%	$34,589
Year Ended December 31, 2014	$17.69	1.42%		2.04%		2.04%		(1.30)%		17%	$48,591
Year Ended December 31, 2013	$22.46	32.85%		2.04	%(d)	2.04	%(d)	(1.28)%		20%	$61,537
Year Ended December 31, 2012	$22.48	15.93%		2.07	%(d)	2.06	%(d)(e)	(0.59)%		15%	$57,309
Year Ended December 31, 2011	$21.20	(17.27)%		2.05%		2.05	%(e)	(1.34)%		21%	$62,887
Class I
Six Months Ended June 30, 2016 (Unaudited)	$14.01	(1.13	)%(b)	1.02	%(c)	0.82	%(c)	0.21	%(c)	53%	$23,044
Year Ended December 31, 2015	$15.36	(0.34	)%(b)	0.99	%(d)	0.83	%(d)	0.06%		55%	$26,917
Year Ended December 31, 2014	$22.38	2.49%		0.94%		0.94%		(0.20)%		17%	$18,718
Year Ended December 31, 2013	$26.81	34.31%		0.94	%(d)	0.94	%(d)	(0.21)%		20%	$13,660
Year Ended December 31, 2012	$25.63	17.26%		0.96	%(d)	0.95	%(d)(e)	0.89%		15%	$39,054
Year Ended December 31, 2011	$23.65	(16.25)%		0.92%		0.92	%(e)	(0.12)%		21%	$10,944
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$14.33	(1.17	)%(b)	1.18	%(c)	0.98	%(c)	0.09	%(c)	53%	$805
Year Ended December 31, 2015	$15.69	(0.53	)%(b)	1.12	%(d)	0.99	%(d)	(0.18)%		55%	$932
Year Ended December 31, 2014	$22.75	2.39%		1.12%		1.12%		(0.37)%		17%	$1,193
Year Ended December 31, 2013	$27.20	34.16%		1.02	%(d)	1.02	%(d)	(0.20)%		20%	$1,383
Year Ended December 31, 2012 (f)	$25.92	5.92%		1.07	%(c)	1.06	%(c)(e)	0.02	%(c)	15%	$15
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$14.38	(1.17	)%(b)	1.07	%(c)	0.87	%(c)	0.21	%(c)	53%	$1,021
Year Ended December 31, 2015	$15.74	(0.44	)%(b)	1.02	%(d)	0.95	%(d)	(0.33)%		55%	$911
Year Ended December 31, 2014	$22.78	2.50%		1.00%		1.00%		(0.26)%		17%	$10,697
Year Ended December 31, 2013	$27.20	34.21%		0.97	%(d)	0.97	%(d)	(0.13)%		20%	$11,996
Year Ended December 31, 2012 (h)	$25.93	5.96%		0.99	%(c)	0.99	%(c)(e)	0.08	%(c)	15%	$3
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$14.47	(1.17	)%(b)	1.02	%(c)	0.82	%(c)	0.24	%(c)	53%	$5,117
Year Ended December 31, 2015	$15.83	(0.39	)%(b)	0.98	%(d)	0.85	%(d)	0.02%		55%	$5,056
Year Ended December 31, 2014	$22.86	2.53%		0.95%		0.95%		(0.22)%		17%	$3,644
Year Ended December 31, 2013	$27.27	34.30%		0.93	%(d)	0.93	%(d)	(0.09)%		20%	$4,847
Year Ended December 31, 2012 (i)	$25.98	5.94%		0.92	%(c)	0.92	%(c)(e)	0.15	%(c)	15%	$3
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$13.88	(1.21	)%(b)	1.12	%(c)	0.92	%(c)	0.09	%(c)	53%	$151,842
Year Ended December 31, 2015	$15.24	(0.44	)%(b)	1.07	%(d)	0.95	%(d)	(0.15)%		55%	$183,642
Year Ended December 31, 2014	$22.28	2.47%		1.04%		1.04%		(0.30)%		17%	$318,487
Year Ended December 31, 2013	$26.72	34.16%		1.02	%(d)	1.02	%(d)	(0.26)%		20%	$431,990
Year Ended December 31, 2012	$25.57	17.15%		1.03	%(d)	1.03	%(d)(e)	0.40%		15%	$587,678
Year Ended December 31, 2011	$23.62	(16.37	)%(j)	0.97%		0.97	%(e)	(0.28)%		21%	$850,338

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Thermostat FundSM

		Income from Investment Operations			Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Net realized gains	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$14.31	0.09	0.42	0.51	(0.05)	(0.27)	(0.32)
Year Ended December 31, 2015	$14.86	0.27	(0.26)	0.01	(0.28)	(0.28)	(0.56)
Year Ended December 31, 2014	$14.58	0.28	0.49	0.77	(0.28)	(0.21)	(0.49)
Year Ended December 31, 2013	$14.29	0.29	1.00	1.29	(0.25)	(0.75)	(1.00)
Year Ended December 31, 2012	$12.82	0.32	1.39	1.71	(0.24)	—	(0.24)
Year Ended December 31, 2011	$12.58	0.28	0.30	0.58	(0.34)	—	(0.34)
Class C
Six Months Ended June 30, 2016 (Unaudited)	$14.41	0.04	0.42	0.46	(0.05)	(0.27)	(0.32)
Year Ended December 31, 2015	$14.96	0.16	(0.26)	(0.10)	(0.17)	(0.28)	(0.45)
Year Ended December 31, 2014	$14.68	0.17	0.49	0.66	(0.17)	(0.21)	(0.38)
Year Ended December 31, 2013	$14.39	0.18	1.00	1.18	(0.14)	(0.75)	(0.89)
Year Ended December 31, 2012	$12.91	0.22	1.39	1.61	(0.13)	—	(0.13)
Year Ended December 31, 2011	$12.62	0.18	0.31	0.49	(0.20)	—	(0.20)
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$14.19	0.11	0.41	0.52	(0.05)	(0.27)	(0.32)
Year Ended December 31, 2015	$14.74	0.30	(0.25)	0.05	(0.32)	(0.28)	(0.60)
Year Ended December 31, 2014	$14.46	0.32	0.49	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.36	0.95	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012 (e)	$14.08	0.09	0.28	0.37	(0.26)	—	(0.26)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$14.20	0.11	0.42	0.53	(0.05)	(0.27)	(0.32)
Year Ended December 31, 2015	$14.75	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Year Ended December 31, 2014	$14.47	0.31	0.50	0.81	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.19	0.37	0.96	1.33	(0.30)	(0.75)	(1.05)
Year Ended December 31, 2012 (f)	$14.08	0.09	0.27	0.36	(0.25)	—	(0.25)
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$14.18	0.12	0.41	0.53	(0.05)	(0.27)	(0.32)
Year Ended December 31, 2015	$14.74	0.31	(0.26)	0.05	(0.33)	(0.28)	(0.61)
Year Ended December 31, 2014	$14.46	0.32	0.50	0.82	(0.33)	(0.21)	(0.54)
Year Ended December 31, 2013	$14.18	0.33	1.01	1.34	(0.31)	(0.75)	(1.06)
Year Ended December 31, 2012 (g)	$14.08	0.09	0.27	0.36	(0.26)	—	(0.26)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$14.12	0.11	0.41	0.52	(0.05)	(0.27)	(0.32)
Year Ended December 31, 2015	$14.67	0.31	(0.26)	0.05	(0.32)	(0.28)	(0.60)
Year Ended December 31, 2014	$14.40	0.32	0.48	0.80	(0.32)	(0.21)	(0.53)
Year Ended December 31, 2013	$14.13	0.32	0.99	1.31	(0.29)	(0.75)	(1.04)
Year Ended December 31, 2012	$12.67	0.34	1.39	1.73	(0.27)	—	(0.27)
Year Ended December 31, 2011	$12.44	0.31	0.29	0.60	(0.37)	—	(0.37)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(f)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses (b)		Total net expenses (b)		Net investment income		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	$14.50	3.57%	0.55	%(c)	0.50	%(c)	1.31	%(c)	59%	$406,837
Year Ended December 31, 2015	$14.31	0.07%	0.52%		0.50%		1.82%		69%	$387,967
Year Ended December 31, 2014	$14.86	5.30%	0.51%		0.50%		1.88%		95%	$450,258
Year Ended December 31, 2013	$14.58	9.07%	0.52%		0.50%		1.91%		92%	$513,293
Year Ended December 31, 2012	$14.29	13.34%	0.58%		0.50	%(d)	2.28%		109%	$323,750
Year Ended December 31, 2011	$12.82	4.62%	0.67%		0.50	%(d)	2.17%		130%	$79,744
Class C
Six Months Ended June 30, 2016 (Unaudited)	$14.55	3.20%	1.29	%(c)	1.25	%(c)	0.56	%(c)	59%	$370,516
Year Ended December 31, 2015	$14.41	(0.68)%	1.27%		1.25%		1.08%		69%	$364,684
Year Ended December 31, 2014	$14.96	4.50%	1.26%		1.25%		1.14%		95%	$404,456
Year Ended December 31, 2013	$14.68	8.23%	1.27%		1.25%		1.16%		92%	$430,173
Year Ended December 31, 2012	$14.39	12.52%	1.32%		1.25	%(d)	1.56%		109%	$253,641
Year Ended December 31, 2011	$12.91	3.87%	1.43%		1.25	%(d)	1.40%		130%	$33,378
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$14.39	3.67%	0.33	%(c)	0.25	%(c)	1.55	%(c)	59%	$14,600
Year Ended December 31, 2015	$14.19	0.33%	0.28%		0.25%		2.06%		69%	$17,453
Year Ended December 31, 2014	$14.74	5.61%	0.26%		0.25%		2.14%		95%	$23,412
Year Ended December 31, 2013	$14.46	9.26%	0.28%		0.25%		2.39%		92%	$14,651
Year Ended December 31, 2012 (e)	$14.19	2.60%	0.42	%(c)	0.25	%(c)(d)	4.59	%(c)	109%	$15
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$14.41	3.74%	0.27	%(c)	0.24	%(c)	1.58	%(c)	59%	$12,309
Year Ended December 31, 2015	$14.20	0.33%	0.25%		0.24%		2.14%		69%	$6,114
Year Ended December 31, 2014	$14.75	5.62%	0.24%		0.23%		2.11%		95%	$3,536
Year Ended December 31, 2013	$14.47	9.35%	0.25%		0.23%		2.44%		92%	$979
Year Ended December 31, 2012 (f)	$14.19	2.58%	0.35	%(c)	0.27	%(c)(d)	4.60	%(c)	109%	$3
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$14.39	3.74%	0.22	%(c)	0.19	%(c)	1.64	%(c)	59%	$367
Year Ended December 31, 2015	$14.18	0.32%	0.20%		0.19%		2.08%		69%	$352
Year Ended December 31, 2014	$14.74	5.68%	0.19%		0.18%		2.19%		95%	$401
Year Ended December 31, 2013	$14.46	9.46%	0.14%		0.14%		2.23%		92%	$3
Year Ended December 31, 2012 (g)	$14.18	2.55%	0.30	%(c)	0.22	%(c)(d)	4.63	%(c)	109%	$3
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$14.32	3.69%	0.28	%(c)	0.25	%(c)	1.55	%(c)	59%	$349,728
Year Ended December 31, 2015	$14.12	0.33%	0.26%		0.25%		2.08%		69%	$325,159
Year Ended December 31, 2014	$14.67	5.57%	0.25%		0.24%		2.16%		95%	$377,119
Year Ended December 31, 2013	$14.40	9.30%	0.26%		0.25%		2.14%		92%	$375,444
Year Ended December 31, 2012	$14.13	13.69%	0.30%		0.25	%(d)	2.48%		109%	$292,732
Year Ended December 31, 2011	$12.67	4.85%	0.34%		0.25	%(d)	2.43%		130%	$65,167

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn Emerging Markets FundSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Tax return of capital	Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$10.24	(0.00	)(h)	0.12 (a)	0.12	—	—	—
Year Ended December 31, 2015	$12.72	0.10		(2.42)	(2.32)	(0.15)	(0.01)	(0.16)
Year Ended December 31, 2014	$13.37	0.06		(0.63)	(0.57)	(0.08)	—	(0.08)
Year Ended December 31, 2013	$12.04	0.07		1.34	1.41	(0.08)	—	(0.08)
Year Ended December 31, 2012	$9.26	0.08		2.78	2.86	(0.08)	—	(0.08)
Year Ended December 31, 2011 (g)	$10.00	(0.00	)(h)	(0.74)	(0.74)	—	—	—
Class C
Six Months Ended June 30, 2016 (Unaudited)	$10.20	(0.04)		0.12 (a)	0.08	—	—	—
Year Ended December 31, 2015	$12.65	0.01		(2.39)	(2.38)	(0.06)	(0.01)	(0.07)
Year Ended December 31, 2014	$13.32	(0.05)		(0.62)	(0.67)	—	—	—
Year Ended December 31, 2013	$12.01	(0.03)		1.34	1.31	—	—	—
Year Ended December 31, 2012	$9.24	(0.02)		2.79	2.77	—	—	—
Year Ended December 31, 2011 (j)	$10.00	(0.02)		(0.74)	(0.76)	—	—	—
Class I
Six Months Ended June 30, 2016 (Unaudited)	$10.26	0.02		0.13 (a)	0.15	—	—	—
Year Ended December 31, 2015	$12.75	0.14		(2.43)	(2.29)	(0.19)	(0.01)	(0.20)
Year Ended December 31, 2014	$13.41	0.06		(0.60)	(0.54)	(0.12)	—	(0.12)
Year Ended December 31, 2013	$12.08	0.08		1.37	1.45	(0.12)	—	(0.12)
Year Ended December 31, 2012	$9.29	0.11		2.80	2.91	(0.12)	—	(0.12)
Year Ended December 31, 2011 (k)	$10.00	0.01		(0.72)	(0.71)	—	—	—
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$10.32	0.01		0.13 (a)	0.14	—	—	—
Year Ended December 31, 2015	$12.83	0.17		(2.49)	(2.32)	(0.18)	(0.01)	(0.19)
Year Ended December 31, 2014	$13.49	0.09		(0.63)	(0.54)	(0.12)	—	(0.12)
Year Ended December 31, 2013	$12.14	0.12		1.35	1.47	(0.12)	—	(0.12)
Year Ended December 31, 2012 (l)	$11.44	(0.01)		0.81	0.80	(0.10)	—	(0.10)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$10.32	(0.01)		0.15 (a)	0.14	—	—	—
Year Ended December 31, 2015	$12.82	0.15		(2.45)	(2.30)	(0.19)	(0.01)	(0.20)
Year Ended December 31, 2014	$13.48	0.10		(0.64)	(0.54)	(0.12)	—	(0.12)
Year Ended December 31, 2013	$12.14	0.12		1.34	1.46	(0.12)	—	(0.12)
Year Ended December 31, 2012 (m)	$11.44	(0.00	)(h)	0.81	0.81	(0.11)	—	(0.11)
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$10.23	0.02		0.12 (a)	0.14	—	—	—
Year Ended December 31, 2015	$12.71	0.15		(2.43)	(2.28)	(0.19)	(0.01)	(0.20)
Year Ended December 31, 2014	$13.36	0.09		(0.62)	(0.53)	(0.12)	—	(0.12)
Year Ended December 31, 2013 (n)	$12.22	0.07		1.20	1.27	(0.13)	—	(0.13)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$10.26	(0.00	)(h)	0.13 (a)	0.13	—	—	—
Year Ended December 31, 2015	$12.74	0.13		(2.42)	(2.29)	(0.18)	(0.01)	(0.19)
Year Ended December 31, 2014	$13.40	0.08		(0.63)	(0.55)	(0.11)	—	(0.11)
Year Ended December 31, 2013	$12.07	0.11		1.33	1.44	(0.11)	—	(0.11)
Year Ended December 31, 2012	$9.28	0.12		2.79	2.91	(0.12)	—	(0.12)
Year Ended December 31, 2011 (o)	$10.00	0.01		(0.73)	(0.72)	—	—	—

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(g)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(h)  Rounds to zero.

(i)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(j)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(k)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(l)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(m)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(n)  Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.

(o)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return		Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	$10.36	1.17	%(e)	1.83	%(b)(c)(d)	1.83	%(b)(c)(d)	(0.06	)%(b)	22%	$71,485
Year Ended December 31, 2015	$10.24	(18.25)%		1.67	%(d)	1.67	%(d)	0.88%		58%	$88,574
Year Ended December 31, 2014	$12.72	(4.28)%		1.56	%(d)	1.56	%(d)	0.42%		45%	$160,969
Year Ended December 31, 2013	$13.37	11.73	%(e)	1.80	%(d)	1.76	%(d)	0.52%		36%	$177,158
Year Ended December 31, 2012	$12.04	30.86	%(e)	6.42	%(d)	1.77	%(d)(f)	0.77%		30%	$3,103
Year Ended December 31, 2011 (g)	$9.26	(7.40	)%(e)	20.13	%(b)	1.85	%(b)(i)	(0.01	)%(b)	9%	$332
Class C
Six Months Ended June 30, 2016 (Unaudited)	$10.28	0.78	%(e)	2.60	%(b)(c)(d)	2.60	%(b)(c)(d)	(0.82	)%(b)	22%	$19,683
Year Ended December 31, 2015	$10.20	(18.83)%		2.42	%(d)	2.42	%(d)	0.12%		58%	$22,953
Year Ended December 31, 2014	$12.65	(5.03)%		2.33	%(d)	2.33	%(d)	(0.36)%		45%	$41,208
Year Ended December 31, 2013	$13.32	10.91	%(e)	2.55	%(d)	2.51	%(d)	(0.23)%		36%	$32,636
Year Ended December 31, 2012	$12.01	29.98	%(e)	7.18	%(d)	2.56	%(d)(f)	(0.15)%		30%	$615
Year Ended December 31, 2011 (j)	$9.24	(7.60	)%(e)	25.06	%(b)	2.60	%(b)(i)	(0.68	)%(b)	9%	$127
Class I
Six Months Ended June 30, 2016 (Unaudited)	$10.41	1.46	%(e)	1.46	%(b)(c)(d)	1.44	%(b)(c)(d)	0.38	%(b)	22%	$2
Year Ended December 31, 2015	$10.26	(17.95)%		1.31	%(d)	1.31	%(d)	1.21%		58%	$2
Year Ended December 31, 2014	$12.75	(4.01)%		1.22	%(d)	1.22	%(d)	0.44%		45%	$3
Year Ended December 31, 2013	$13.41	12.06	%(e)	1.73	%(d)	1.39	%(d)	0.65%		36%	$7
Year Ended December 31, 2012	$12.08	31.39	%(e)	6.18	%(d)	1.41	%(d)(f)	1.05%		30%	$6
Year Ended December 31, 2011 (k)	$9.29	(7.10	)%(e)	19.31	%(b)	1.41	%(b)(i)	0.17	%(b)	9%	$5
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$10.46	1.36	%(e)	1.56	%(b)(c)(d)	1.56	%(b)(c)(d)	0.12	%(b)	22%	$2,090
Year Ended December 31, 2015	$10.32	(18.04)%		1.36	%(d)	1.36	%(d)	1.37%		58%	$3,459
Year Ended December 31, 2014	$12.83	(4.03)%		1.28	%(d)	1.28	%(d)	0.66%		45%	$15,467
Year Ended December 31, 2013	$13.49	12.13	%(e)	1.44	%(d)	1.44	%(d)	0.92%		36%	$13,583
Year Ended December 31, 2012 (l)	$12.14	7.04	%(e)	5.86	%(b)(d)	1.54	%(b)(d)(f)	(0.31	)%(b)	30%	$16
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$10.46	1.36	%(e)	1.46	%(b)(c)(d)	1.46	%(b)(c)(d)	(0.28	)%(b)	22%	$1,240
Year Ended December 31, 2015	$10.32	(17.96)%		1.34	%(d)	1.34	%(d)	1.22%		58%	$12,643
Year Ended December 31, 2014	$12.82	(4.02)%		1.26	%(d)	1.26	%(d)	0.72%		45%	$19,632
Year Ended December 31, 2013	$13.48	12.07	%(e)	1.42	%(d)	1.42	%(d)	0.94%		36%	$13,625
Year Ended December 31, 2012 (m)	$12.14	7.11	%(e)	5.81	%(b)(d)	1.46	%(b)(d)(f)	(0.22	)%(b)	30%	$3
Class Y
Six Months Ended June 30, 2016 (Unaudited)	$10.37	1.37	%(e)	1.40	%(b)(c)(d)	1.40	%(b)(c)(d)	0.42	%(b)	22%	$2
Year Ended December 31, 2015	$10.23	(17.90)%		1.27	%(d)	1.27	%(d)	1.24%		58%	$2
Year Ended December 31, 2014	$12.71	(3.95)%		1.22	%(d)	1.22	%(d)	0.68%		45%	$2
Year Ended December 31, 2013 (n)	$13.36	10.43	%(e)	1.36	%(b)(d)	1.36	%(b)(d)	0.97	%(b)	36%	$3
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$10.39	1.27	%(e)	1.60	%(b)(c)(d)	1.58	%(b)(c)(d)	(0.09	)%(b)	22%	$64,223
Year Ended December 31, 2015	$10.26	(17.98)%		1.42	%(d)	1.42	%(d)	1.12%		58%	$147,688
Year Ended December 31, 2014	$12.74	(4.12)%		1.33	%(d)	1.33	%(d)	0.62%		45%	$245,053
Year Ended December 31, 2013	$13.40	11.92	%(e)	1.58	%(d)	1.54	%(d)	0.89%		36%	$177,693
Year Ended December 31, 2012	$12.07	31.35	%(e)	6.15	%(d)	1.46	%(d)(f)	1.07%		30%	$6,846
Year Ended December 31, 2011 (o)	$9.28	(7.20	)%(e)	19.52	%(b)	1.46	%(b)(i)	0.15	%(b)	9%	$2,765

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS, CONTINUED

Columbia Acorn European FundSM

		Income from Investment Operations				Less Distributions to Shareholders
(Selected data for a share outstanding throughout each period)	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from Investment Operations	Net investment income	Net realized gains		Total Distributions to Shareholders
Class A
Six Months Ended June 30, 2016 (Unaudited)	$14.75	0.17		(0.73)	(0.56)	(0.03)	—		(0.03)
Year Ended December 31, 2015	$14.34	0.10		0.50	0.60	(0.19)	—		(0.19)
Year Ended December 31, 2014	$15.68	0.13		(1.34)	(1.21)	(0.05)	(0.08)		(0.13)
Year Ended December 31, 2013	$11.76	(0.02)		3.97	3.95	(0.01)	(0.02)		(0.03)
Year Ended December 31, 2012	$9.43	0.03		2.37	2.40	(0.07)	(0.00	)(d)	(0.07)
Year Ended December 31, 2011 (f)	$10.00	(0.03)		(0.46)	(0.49)	(0.06)	(0.02)		(0.08)
Class C
Six Months Ended June 30, 2016 (Unaudited)	$14.63	0.11		(0.71)	(0.60)	(0.03)	—		(0.03)
Year Ended December 31, 2015	$14.16	(0.00	)(d)	0.48	0.48	(0.01)	—		(0.01)
Year Ended December 31, 2014	$15.54	(0.01)		(1.29)	(1.30)	—	(0.08)		(0.08)
Year Ended December 31, 2013	$11.73	(0.15)		3.98	3.83	—	(0.02)		(0.02)
Year Ended December 31, 2012	$9.44	(0.15)		2.46	2.31	(0.02)	(0.00	)(d)	(0.02)
Year Ended December 31, 2011 (h)	$10.00	(0.06)		(0.45)	(0.51)	(0.03)	(0.02)		(0.05)
Class I
Six Months Ended June 30, 2016 (Unaudited)	$14.74	0.19		(0.73)	(0.54)	(0.03)	—		(0.03)
Year Ended December 31, 2015	$14.33	0.16		0.49	0.65	(0.24)	—		(0.24)
Year Ended December 31, 2014	$15.67	0.11		(1.27)	(1.16)	(0.10)	(0.08)		(0.18)
Year Ended December 31, 2013	$11.75	0.12		3.88	4.00	(0.06)	(0.02)		(0.08)
Year Ended December 31, 2012	$9.43	0.10		2.32	2.42	(0.10)	(0.00	)(d)	(0.10)
Year Ended December 31, 2011 (i)	$10.00	(0.02)		(0.46)	(0.48)	(0.07)	(0.02)		(0.09)
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$14.82	0.18		(0.73)	(0.55)	(0.03)	—		(0.03)
Year Ended December 31, 2015	$14.40	0.24		0.41	0.65	(0.23)	—		(0.23)
Year Ended December 31, 2014 (j)	$15.85	(0.02)		(1.34)	(1.36)	(0.09)	—		(0.09)
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$14.89	0.17		(0.72)	(0.55)	(0.03)	—		(0.03)
Year Ended December 31, 2015	$14.47	0.15		0.50	0.65	(0.23)	—		(0.23)
Year Ended December 31, 2014	$15.82	0.14		(1.32)	(1.18)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.86	(0.04)		4.06	4.02	(0.04)	(0.02)		(0.06)
Year Ended December 31, 2012 (k)	$11.19	(0.02)		0.77	0.75	(0.08)	—		(0.08)
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$14.75	0.19		(0.73)	(0.54)	(0.03)	—		(0.03)
Year Ended December 31, 2015	$14.34	0.15		0.49	0.64	(0.23)	—		(0.23)
Year Ended December 31, 2014	$15.68	0.15		(1.32)	(1.17)	(0.09)	(0.08)		(0.17)
Year Ended December 31, 2013	$11.76	0.11		3.88	3.99	(0.05)	(0.02)		(0.07)
Year Ended December 31, 2012	$9.44	0.08		2.34	2.42	(0.10)	(0.00	)(d)	(0.10)
Year Ended December 31, 2011 (l)	$10.00	(0.02)		(0.46)	(0.48)	(0.06)	(0.02)		(0.08)

Notes to Financial Highlights

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  Annualized.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Rounds to zero.

(e)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(f)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(g)  The benefits derived from custody fees paid indirectly had an impact of 0.02%.

(h)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(i)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
(Selected data for a share outstanding throughout each period)	Net Asset Value, End of Period	Total Return (a)	Total gross expenses		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Six Months Ended June 30, 2016 (Unaudited)	$14.16	(3.84)%	1.98	%(b)(c)	1.75	%(b)(c)	2.31	%(b)	30%	$35,446
Year Ended December 31, 2015	$14.75	4.17%	2.06	%(c)	1.75	%(c)	0.67%		37%	$40,368
Year Ended December 31, 2014	$14.34	(7.77)%	2.05	%(c)	1.75	%(c)	0.86%		74%	$21,101
Year Ended December 31, 2013	$15.68	33.64%	3.33	%(c)	1.74	%(c)	(0.11)%		42%	$19,078
Year Ended December 31, 2012	$11.76	25.46%	12.35	%(c)	1.61	%(c)(e)	0.23%		37%	$453
Year Ended December 31, 2011 (f)	$9.43	(4.97)%	33.59	%(b)	1.75	%(b)(g)	(0.84	)%(b)	17%	$154
Class C
Six Months Ended June 30, 2016 (Unaudited)	$14.00	(4.14)%	2.74	%(b)(c)	2.50	%(b)(c)	1.60	%(b)	30%	$7,572
Year Ended December 31, 2015	$14.63	3.41%	2.82	%(c)	2.50	%(c)	(0.02)%		37%	$7,220
Year Ended December 31, 2014	$14.16	(8.44)%	2.84	%(c)	2.50	%(c)	(0.10)%		74%	$5,096
Year Ended December 31, 2013	$15.54	32.63%	4.19	%(c)	2.50	%(c)	(1.10)%		42%	$1,400
Year Ended December 31, 2012	$11.73	24.46%	12.83	%(c)	2.32	%(c)(e)	(1.33)%		37%	$89
Year Ended December 31, 2011 (h)	$9.44	(5.14)%	35.79	%(b)	2.50	%(b)(g)	(1.66	)%(b)	17%	$5
Class I
Six Months Ended June 30, 2016 (Unaudited)	$14.17	(3.70)%	1.59	%(b)(c)	1.41	%(b)(c)	2.62	%(b)	30%	$2
Year Ended December 31, 2015	$14.74	4.50%	1.71	%(c)	1.43	%(c)	1.09%		37%	$3
Year Ended December 31, 2014	$14.33	(7.49)%	1.71	%(c)	1.46	%(c)	0.74%		74%	$2
Year Ended December 31, 2013	$15.67	34.06%	3.99	%(c)	1.41	%(c)	0.88%		42%	$8
Year Ended December 31, 2012	$11.75	25.71%	12.05	%(c)	1.31	%(c)(e)	0.94%		37%	$6
Year Ended December 31, 2011 (i)	$9.43	(4.81)%	30.00	%(b)	1.31	%(b)(g)	(0.47	)%(b)	17%	$5
Class R4
Six Months Ended June 30, 2016 (Unaudited)	$14.24	(3.75)%	1.82	%(b)(c)	1.50	%(b)(c)	2.54	%(b)	30%	$372
Year Ended December 31, 2015	$14.82	4.48%	1.81	%(c)	1.50	%(c)	1.59%		37%	$408
Year Ended December 31, 2014 (j)	$14.40	(8.60)%	1.87	%(b)(c)	1.50	%(b)(c)	(0.30	)%(b)	74%	$302
Class R5
Six Months Ended June 30, 2016 (Unaudited)	$14.31	(3.73)%	1.66	%(b)(c)	1.46	%(b)(c)	2.36	%(b)	30%	$1,438
Year Ended December 31, 2015	$14.89	4.48%	1.75	%(c)	1.48	%(c)	0.98%		37%	$2,122
Year Ended December 31, 2014	$14.47	(7.54)%	1.75	%(c)	1.52	%(c)	0.92%		74%	$1,633
Year Ended December 31, 2013	$15.82	33.97%	2.76	%(c)	1.51	%(c)	(0.29)%		42%	$1,891
Year Ended December 31, 2012 (k)	$11.86	6.70%	14.07	%(b)(c)	1.36	%(b)(c)(e)	(1.07	)%(b)	37%	$3
Class Z
Six Months Ended June 30, 2016 (Unaudited)	$14.18	(3.70)%	1.69	%(b)(c)	1.50	%(b)(c)	2.67	%(b)	30%	$13,366
Year Ended December 31, 2015	$14.75	4.43%	1.78	%(c)	1.50	%(c)	1.01%		37%	$11,766
Year Ended December 31, 2014	$14.34	(7.52)%	1.79	%(c)	1.50	%(c)	0.97%		74%	$8,499
Year Ended December 31, 2013	$15.68	33.98%	3.98	%(c)	1.45	%(c)	0.83%		42%	$4,407
Year Ended December 31, 2012	$11.76	25.66%	12.07	%(c)	1.33	%(c)(e)	0.76%		37%	$2,727
Year Ended December 31, 2011 (l)	$9.44	(4.78)%	30.26	%(b)	1.37	%(b)(g)	(0.52	)%(b)	17%	$1,516

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (each a Fund and collectively, the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds", under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class C, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn Emerging Markets Fund currently offers Class A, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn European Fund currently offers Class A, Class C, Class I, Class R4, Class R5 and Class Z shares. Columbia Acorn International Fund generally no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund. Prior to February 1, 2016, Columbia Acorn Emerging Markets Fund was closed to most new investors and new accounts with certain exceptions.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months after purchase, and a 0.50% CDSC if the shares are redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

Class B shares are subject to CDSC if redeemed within six years after purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R, Class R4, Class R5 and Class Y shares are offered at net asset value. There are certain restrictions on who may purchase these share classes.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class-specific matters.

2.  Summary of Significant Accounting Policies

>Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). With respect to Columbia Thermostat Fund, investments in underlying funds are valued at their net asset values as reported by the underlying funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange traded funds are valued at their closing net asset value as reported on the applicable exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities.

Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

>Derivative instruments

Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Emerging Markets Fund invested in futures contracts on a limited basis during the six months ended June 30, 2016, as detailed below. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

>Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Emerging Markets Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

>Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Emerging Markets Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Acorn Fund

At June 30, 2016, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2016:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	(21,684,530)

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	(4,292,591)

Columbia Acorn USA

At June 30, 2016, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2016:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	(11,300,776)

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	(465,285)

Columbia Acorn Emerging Markets Fund

At June 30, 2016, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2016:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Futures Contracts ($)
Equity risk	2,885,350

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds may receive distributions from holdings in equity securities, exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Funds no longer own the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Funds' management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also receive a fee for the loan. The Funds have the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of a Fund and any additional required collateral is delivered to the Fund on the next business day. The Funds have elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Funds' lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned as of June 30, 2016 by each Fund is included in the Statements of Operations.

>Offsetting of Assets and Liabilities

The following table presents each Fund's gross and net amount of assets and liabilities available for offset under netting agreements and under a securities lending agreement as well as the related collateral received by each Fund as of June 30, 2016:

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)	Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	111,180,975	244,741,965	14,582,425	4,028,509	1,850,375	3,224,760
Total Liabilities	111,180,975	244,741,965	14,582,425	4,028,509	1,850,375	3,224,760
Total Financial and Derivative Net Assets	(111,180,975)	(244,741,965)	(14,582,425)	(4,028,509)	(1,850,375)	(3,224,760)
Financial Instruments	108,642,869	235,235,982	14,187,390	3,911,451	1,765,880	3,110,032
Net Amount(a)	(2,538,106)	(9,505,983)	(395,035)	(117,058)	(84,495)	(114,728)

(a) Represents the net amount due from/(to) counterparties in the event of default.

>Securities Lending Transactions

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of June 30, 2016:

	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Columbia Acorn Fund
Securities lending transactions
Equity securities	$108,642,869	$—	$—	$—	$108,642,869
Gross amount of recognized liabilities for securities lending (collateral received)					111,180,975
Amounts due to counterparty					$2,538,106

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Columbia Acorn International
Securities lending transactions
Equity securities	$235,235,982	$—	$—	$—	$235,235,982
Gross amount of recognized liabilities for securities lending (collateral received)					244,741,965
Amounts due to counterparty					$9,505,983
Columbia Acorn USA
Securities lending transactions
Equity securities	$14,187,390	$—	$—	$—	$14,187,390
Gross amount of recognized liabilities for securities lending (collateral received)					14,582,425
Amounts due to counterparty					$395,035
Columbia Acorn International Select
Securities lending transactions
Equity securities	$3,911,451	$—	$—	$—	$3,911,451
Gross amount of recognized liabilities for securities lending (collateral received)					4,028,509
Amounts due to counterparty					$117,058
Columbia Acorn Emerging Markets Fund
Securities lending transactions
Equity securities	$1,765,880	$—	$—	$—	$1,765,880
Gross amount of recognized liabilities for securities lending (collateral received)					1,850,375
Amounts due to counterparty					$84,495
Columbia Acorn European Fund
Securities lending transactions
Equity securities	$3,110,032	$—	$—	$—	$3,110,032
Gross amount of recognized liabilities for securities lending (collateral received)					3,224,760
Amounts due to counterparty					$114,728

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforward, determined as of December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2016	No Expiration Short-Term	No Expiration Long-Term	Total
Columbia Acorn International	$15,589,450	$—	$—	$15,589,450
Columbia Acorn International Select	—	14,998,452	—	14,998,452
Columbia Acorn Emerging Markets Fund	—	27,217,407	—	27,217,407
Columbia Acorn European Fund	—	3,973,318	913,355	4,886,673

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Funds have elected to treat the following late-year ordinary losses and post-October capital losses at December 31, 2015, as arising on January 1, 2016:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Columbia Acorn International	$5,671,008	$—
Columbia Acorn Emerging Markets Fund	51,105	11,581,957

Management of the Funds has concluded that there are no significant uncertain tax positions in any Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Fees and Other Transactions With Affiliates

>Investment management fees

CWAM is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select, prior to July 1, 2016

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn International Select, effective July 1, 2016

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.89%
$500 million and over	0.85%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Through April 30, 2017, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by Columbia Acorn Select. When determining whether the Fund's total expenses exceed the voluntary expense cap described below, the Fund's net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund's total expenses. This arrangement may be modified or amended with approval from all parties to the arrangement, including the Fund and CWAM.

For the six months ended June 30, 2016, the annualized effective investment advisory fee rates (net of the advisory fee waiver for Columbia Acorn Select) were as follows:

Fund
Columbia Acorn Fund	0.66%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.89%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.65%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.13%
Columbia Acorn European Fund	1.19%

>Expenses waived/reimbursed by the investment manager and its affiliates

Effective July 1, 2016, CWAM has contractually agreed to waive fees indefinitely and reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, if any) do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.40%	2.15%	1.02%	1.15%	1.07%	1.02%	1.15%

This arrangement may not be modified or terminated, except by a vote of the Fund's Board and CWAM.

Effective May 1, 2016, CWAM has voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.45%	1.34%	1.45%	1.39%	1.34%	1.45%
Columbia Acorn Select	1.60%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

These arrangements may be modified or terminated by either the Funds or CWAM on 30 days notice.

Through April 30, 2016, CWAM voluntarily agreed to reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any) after giving effect to any balance credits or overdraft charges from the Funds' custodian, do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.45%	1.37%	1.45%	1.42%	1.37%	1.45%
Columbia Acorn Select	1.60%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

Effective May 1, 2016, CWAM has contractually agreed to waive fees and/or reimburse expenses through April 30, 2017, so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), do not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.25%	—	0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.45%	1.60%	1.50%	1.45%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.42%	1.50%	1.47%	—	1.50%

There is no guarantee that these agreements will continue thereafter.

Through April 30, 2016, CWAM contractually waived fees and/or reimburse expenses so that the Funds' ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with each Fund's investments in other investment companies, if any, and in the case of Columbia Thermostat Fund its underlying portfolio funds), did not exceed the following annual rates as a percentage of each class' average daily net assets:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.25%	—	0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.48%	1.60%	1.53%	1.48%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.41%	1.50%	1.46%	—	1.50%

Expenses waived and/or reimbursed by CWAM and its affiliates for the six months ended June 30, 2016, were as follows:

Fund	Expenses Reimbursed
Columbia Acorn Fund	$—
Columbia Acorn International	156,525
Columbia Acorn USA	—
Columbia Acorn International Select	39
Columbia Acorn Select	361,504
Columbia Acorn Emerging Markets Fund	9,643
Columbia Thermostat Fund	236,782
Columbia Acorn European Fund	69,253

CWAM is contractually entitled to recoup from each of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund any fees waived and/or expenses reimbursed with respect to any share class offered by Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one year period following the date of such fee waiver and/or reimbursement, if such recovery does not cause the ordinary operating expenses of the Fund (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) to exceed the annual rates set forth above, or to exceed such annual rate as may be in place at the time of the recoupment, whichever is less. For the six months ended June 30, 2016, there was no recoupment of fees.

>Administration fees

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2016, the annualized effective administration fee rate was 0.05% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

>Sales charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the six months ended June 30, 2016 are as follows:

	Underwriting Discounts	CDSCs
(Unaudited)	Class A	Class A	Class B	Class C
Columbia Acorn Fund	$193,330	$17	$—	$2,599
Columbia Acorn International	132,241	154	6	1,772
Columbia Acorn USA	18,537	50	—	40
Columbia Acorn International Select	6,211	1	—	262
Columbia Acorn Select	20,275	56	—	103
Columbia Thermostat Fund	444,428	—	—	11,784
Columbia Acorn Emerging Markets Fund	11,632	22	—	304
Columbia Acorn European Fund	19,279	—	—	—

>Distribution and service fees

Each Fund has adopted a distribution and service plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R4, Class R5, Class Y and Class Z shares.

>Transfer agency fees

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

agent of the Funds. CMIS receives monthly account-based service fees based on the number of open Fund accounts. Each Fund pays CMIS a monthly fee at the annual rate of $20.00 per open account. Subject to certain limitations, the Funds reimburse payments made by CMIS to financial intermediaries for the shareholder services that the intermediaries provide, in amounts that vary by share class and with the type of intermediary and type of shareholder services provided.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I shares and Class Y shares do not pay transfer agency fees.

For the six months ended June 30, 2016, the Funds' effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class B	Class C	Class R	Class R4	Class R5	Class Z
Columbia Acorn Fund	0.12%	—	0.09%	—	0.19%	0.05%	0.06%
Columbia Acorn International	0.18%	0.49%	0.15%	0.25%	0.20%	0.05%	0.10%
Columbia Acorn USA	0.16%	—	0.10%	—	0.19%	0.05%	0.16%
Columbia Acorn International Select	0.16%	—	0.20%	—	0.15%	0.05%	0.11%
Columbia Acorn Select	0.14%	—	0.12%	—	0.15%	0.05%	0.10%
Columbia Thermostat Fund	0.08%	—	0.07%	—	0.11%	0.05%	0.06%
Columbia Acorn Emerging Markets Fund	0.16%	—	0.18%	—	0.14%	0.05%	0.15%
Columbia Acorn European Fund	0.12%	—	0.13%	—	0.21%	0.05%	0.08%

Columbia Acorn International and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent to certain associated investment companies, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2016, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $52,739. The liability remaining at June 30, 2016 for non-recurring charges associated with the lease amounted to $32,241 and is included within the "Payable for Other liabilities" in the Statements of Assets and Liabilities.

CMIS has contractually agreed to waive transfer agency fees payable by Class B shares of Columbia Acorn International through April 30, 2017. This fee waiver may only be modified or amended with approval from the Fund's Board and CMIS. CMIS also has voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class A and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04% and 0.02% for Class A and Class C shares of the Fund, respectively. Prior to March 18, 2016, CMIS voluntarily agreed to waive a portion of the total annual Fund operating expenses attributable to transfer agency fees incurred by Class B shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses was reduced by 0.03%.

>Compensation of board members

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

>Compensation of chief compliance officer

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds are allocated a portion of certain of the expenses associated with the office of the Chief Compliance Officer based on relative net assets of each fund.

>Transactions with affiliates

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On June 30, 2016, Columbia Acorn Fund and Columbia Thermostat Fund held five percent or more of the outstanding voting securities of one or more companies or a company which is under common ownership or control with the Funds. Details of investments in those affiliated companies are presented in the Notes to Statement of Investments of each Fund listed above.

For the six months ended June 30, 2016, the Funds engaged in purchase and sales transactions with funds that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the 1940 Act and totaled as follows:

	Purchases	Sales	Realized gain/(loss) from sale transactions
Columbia Acorn Fund $43,059,057	$1,448,999	$(	4,995,001)
Columbia Acorn International	7,548,762	35,440,971	(7,377,649)
Columbia Acorn USA	—	17,716,509	1,729,819
Columbia Acorn International Select	229,440	212,520	(732,611)
Columbia Acorn Select	—	1,931,604	(6,658,029)
Columbia Acorn Emerging Markets Fund	559,014	357,940	(320,047)
Columbia Acorn European Fund	544,146	—	—

5.  Borrowing Arrangements

During the period January 1, 2016 through April 28, 2016, the Trust participated in a revolving credit facility in the amount of $400 million with a syndicate of banks led by JPMorgan Chase Bank, N.A., along with Wanger Advisors Trust, another trust managed by CWAM. Effective April 28, 2016, the credit facility was renewed in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under each facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% (before April 28, 2016) and 0.15% (after April 28, 2016) per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statement of Operations. The Trust expects to renew this line of credit for one year durations each April at then current market rates and terms.

For the six months ended June 30, 2016, the average daily loan balance outstanding on days when borrowing existed was as follows. Interest expense incurred by the Fund is recorded as Interest expense in the Statements of Operations.

Fund Name	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
Columbia Acorn Fund	$9,500,000	1.44%
Columbia Acorn Emerging Markets Fund	8,800,000	1.37

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2016, were:

	Purchases	Proceeds from Sales
Columbia Acorn Fund	$3,167,685,093	$4,095,350,546
Columbia Acorn International	1,661,826,449	2,394,062,800
Columbia Acorn USA	404,304,415	605,545,747
Columbia Acorn International Select	35,060,086	61,508,449
Columbia Acorn Select	189,370,349	251,956,230
Columbia Thermostat Fund	678,522,893	655,380,815
Columbia Acorn Emerging Markets Fund	39,274,798	144,051,744
Columbia Acorn European Fund	17,658,528	21,656,389

The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

7.  Regulatory Settlements

During the period ended December 31, 2015, Columbia Acorn International Select recorded a receivable of $33,279 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

8.  Shareholder Concentration

At June 30, 2016, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Fund	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	—%	10.6%
Columbia Acorn International	2	27.8%	—%
Columbia Acorn USA	2	55.1%	—%
Columbia Acorn International Select	2	33.0%	13.1%
Columbia Acorn Select	1	17.6%	17.1%
Columbia Thermostat Fund	1	18.9%	23.9
Columbia Acorn Emerging Markets Fund	1	10.1%	34.4%
Columbia Acorn European Fund	—	—%	47.7%

COLUMBIA ACORN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED

9.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

10.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

BOARD APPROVAL OF THE ADVISORY AGREEMENT

Columbia Acorn Trust (the "Trust") has an investment advisory agreement (the "Advisory Agreement") with Columbia Wanger Asset Management, LLC ("CWAM") under which CWAM manages the Columbia Acorn Funds (each, a "Fund," and together, the "Funds"). More than 75% of the trustees of the Trust (the "Trustees") are persons who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee (the "Contract Committee") of the Board of Trustees (the "Board"), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Contract Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM investment personnel (as does the Board's Investment Performance Analysis Committee (the "Performance Committee")), and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Contract Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC ("Columbia Management") and the parent of CWAM and Columbia Management, Ameriprise Financial, Inc. ("Ameriprise"), in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Contract Committee or the Independent Trustees considered the Advisory Agreement, they met in at least one executive session with their independent legal counsel. The Contract Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Contract Committee convened formally on seven separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Contract Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and/or to discuss outstanding issues. In addition, the Performance Committee, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds, met in joint meetings with the Contract Committee, and reported to the Board and/or the Contract Committee throughout the year. The chair of the Compliance Committee of the Board (the "Compliance Committee") serves on the Contract Committee and made available relevant information with respect to matters within the realm of its oversight responsibilities.

The materials reviewed by the Contract Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund relative to independently selected peer groups of funds and the Funds' performance benchmarks over various time periods, as presented and analyzed by independent consultants, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Contract Committee and the Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools and level of resources devoted to the Funds, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, (vi) CWAM's risk management program, (vii) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures, and (viii) CWAM's and its affiliates' conflicts of interest.

BOARD APPROVAL OF THE ADVISORY AGREEMENT, continued

At a meeting held on June 7, 2016, the Board considered and unanimously approved the continuation of the Advisory Agreement. In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund, their shareholder base, and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; managing the Funds' securities lending program; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations. The Trustees also noted the quality of CWAM's compliance record.

The Trustees took into account the extensive process changes made by CWAM affecting Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select in the past year to improve Fund performance, including but not limited to: the hiring of a new portfolio manager for Columbia Acorn Fund and Columbia Acorn USA and director of research (U.S.); the addition of more systematic and quantitative tools and risk-based analysis into the portfolio management process; the significant reduction in the number of Fund holdings in 2015, enhancements to the research process, and increased concentration of the portfolio in high conviction names; and certain other portfolio manager and analyst changes. The Trustees believed that CWAM's extensive and focused efforts to improve these domestic Funds' performance were reasonable and appropriate. For the four international Funds, the Trustees took into account changes made by CWAM in the past year to improve Fund performance, including but not limited to: changes to Fund portfolio holdings in 2015; the addition of more systematic and quantitative tools and risk-based analysis into the portfolio management process; an emphasis on more liquid stocks with more growth potential; and changing certain portfolio managers and analysts.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. The Trustees also considered that Ameriprise had previously committed to the Board that CWAM would have sufficient investment management resources to continue to improve performance, including but not limited to resources to continue hiring additional analysts and other investment and operational personnel. Based on these changes and assurances, the Trustees believed that CWAM would have sufficient resources to attract and retain personnel as necessary to improve performance.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Contract Committee and the Performance Committee throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by independent consultants Broadridge Financial Solutions, Inc. ("Broadridge") and Morningstar, Inc. ("Morningstar") taking into account that each service had a different methodology for calculating the Funds' total returns. The Trustees evaluated the performance and risk characteristics of the Funds over various time periods, including over the one-, three- and five-year periods ended December 31, 2015 as well as longer periods in some cases. The Trustees also considered peer performance rankings for similar time periods and with respect to the changes to the international Funds' primary benchmarks effective January 1, 2016.

The Trustees noted that Columbia Acorn International was ranked below median against its Morningstar and Broadridge peers over the one-, three- and five-year periods. The Trustees noted that the Fund's performance was being monitored closely by the Board and the Performance Committee and that CWAM had discussed with the Performance Committee the reasons for the underperformance and the measures being taken to enhance the Fund's performance as described above.

The Trustees considered that Columbia Acorn International Select's performance was ranked below median among its Broadridge and Morningstar peers for the one-, three- and five-year periods ended December 31, 2015. The Trustees considered CWAM's explanation for the underperformance and the steps being taken to improve the performance of the Fund, which included portfolio management changes, repositioning the Fund to hold higher capitalization stocks and the other changes discussed above.

The Trustees reviewed the performance for Columbia Acorn Emerging Markets Fund and noted that the Fund had outperformed the median for its Broadridge peer group for the three-year period but had underperformed its Broadridge peer group median for the one-year period and its Morningstar peer group median for the one- and three-year periods. The Board considered CWAM's assessment of the reasons for the Fund's underperformance and the steps currently being undertaken to improve performance.

The Trustees noted that Columbia Acorn European Fund had outperformed the median of the Morningstar peer rankings for the one- and three-year periods, performed below the Broadridge peer group median for the one-year period but outperformed the Broadridge peer group median for the three-year period The Trustees considered the explanation for the Fund's underperformance and the plan being implemented to improve its performance as provided by CWAM.

The Trustees considered that the domestic Funds generally had unsatisfactory performance as of December 31, 2015, but that a number of intensive remediation plans were in place to improve performance, as described above. The Trustees noted that CWAM had shown satisfactory focus on improving the performance of the domestic Funds through the addition of many new resources, but that some time needed to pass before the impact on performance could be determined.

The Trustees took into account that Columbia Acorn Fund had underperformed its Morningstar and Broadridge peer medians over the one-, three- and five-year periods, ended December 31, 2015, although its performance had shown improvement in the one-year period versus its peers. The Trustees also evaluated the Fund's risk ratings. They considered CWAM's explanation for the Fund's underperformance and steps being taken to improve performance, including emphasizing a more disciplined stock selection and portfolio construction process, along with the other changes discussed above. The Trustees believed that CWAM's performance remediation plan was reasonably designed to improve Columbia Acorn Fund's performance.

The Trustees considered that Columbia Acorn Select had outperformed its Morningstar and Broadridge peer medians over the one-year period ended December 31, 2015, and had outperformed its Broadridge peer median for the three-year period, but had underperformed its Morningstar peer medians for the three- and five-year periods. The Trustees considered that CWAM had taken steps to reduce risk and volatility in the Fund's portfolio and added additional resources to the management of the Fund in the past two years in order to improve performance. The Trustees believed that CWAM was continuing to devote appropriate resources to remediating Columbia Acorn Select's underperformance.

The Trustees considered that Columbia Acorn USA fell short of the medians of its Morningstar and Broadridge peers for the one-, three- and five-year periods ended December 31, 2015, although performance had improved during the immediately prior one-year period. The Trustees noted Columbia Acorn USA's risk ratings versus peers. They considered CWAM's explanation for the Fund's underperformance and believed the performance remediation plan provided by CWAM was reasonably designed to improve the Fund's performance, as described above.

The Trustees considered that Columbia Thermostat Fund ranked well versus its Morningstar peer group, outperforming the median over the one-year period, but underperformed its peer medians over the three- and five-year periods. The Trustees noted that Broadridge could not

BOARD APPROVAL OF THE ADVISORY AGREEMENT, continued

construct an appropriate peer group for the Fund because of its unique strategy. The Trustees also noted that Columbia Thermostat Fund's more recent performance had improved versus its peers.

The Trustees also took into consideration each Fund's performance versus its current benchmark as of January 1, 2016, and its former benchmark, as applicable, as reported by both Morningstar and Broadridge, noting that each service calculated the Funds' total returns using a different methodology with varying results.

The Trustees concluded that CWAM had taken, and continued to take, a number of corrective steps to improve performance of the underperforming Funds, although it would take some time to determine their effectiveness, and that the Performance Committee was monitoring the underperforming Funds' performance closely. In addition the Trustees considered that the Chief Investment Officer (the "CIO") of CWAM had reported to them at numerous Contract Committee, Performance Committee and Board meetings on the corrective steps being taken to improve Fund performance, and that members of the Contract Committee had met separately with the CIO on multiple occasions to discuss the underperforming Funds. The Trustees also took into account that the new director of research (U.S.) had met several times with the Contract Committee and the Performance Committee to review the changes made to the domestic Funds' investment process to improve performance.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Broadridge and Morningstar. The Trustees reviewed data from Broadridge and Morningstar and believed that in general the Funds' total net operating expenses were competitive with peers for Columbia Acorn Fund, Columbia Acorn Select, Columbia Acorn Emerging Markets Fund, Columbia Acorn International, Columbia Acorn International Select and Columbia Thermostat Fund and that Columbia Acorn USA had total net operating expenses that were lower than the median in one service but higher than the median in the other service. They also considered that Columbia Acorn European Fund had total net expenses that were less competitive with its peer groups in both services.

The Trustees also took into account that: the actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Acorn International Select were lower than both their Morningstar and Broadridge peer group medians or close to the median; the actual advisory fees paid by Columbia Acorn European Fund were higher than the median advisory fee of the Fund's Broadridge and Morningstar peer groups; and the actual advisory fee paid by Columbia Acorn Select, Columbia Acorn USA, Columbia Acorn Emerging Markets Fund and Columbia Thermostat Fund were equal to or below one service's peer group, but above the other service's peer group. The Trustees considered that CWAM had contractually waived 20 basis points of its advisory fee for Columbia Acorn Select for the years ended April 30, 2016 and April 30, 2017. The Trustees also considered that for Columbia Acorn International Select, CWAM had agreed as of July 1, 2016 to permanently reduce its advisory fee by five basis points and to implement an expense cap that reduced the Fund's expenses by an additional 15 basis points.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies, sub-advised funds and other institutional separate accounts, as detailed in materials provided to the Contract Committee by CWAM. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies and determined that institutional account advisory fees tended to be lower than the Funds with parallel investment strategies. The Trustees considered the information provided by CWAM that it performed significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative and fund accounting services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal and business risks that it does not assume in servicing many of its non-fund clients.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment manager and of CWAM and its affiliates in their relationships with each Fund. The Contract Committee and Trustees met with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and Fund-by-Fund basis. The Trustees also reviewed the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from third-party consultant Strategic Insight, which compared CWAM's profitability to other similar investment managers in the mutual fund industry. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and other factors. The Trustees evaluated CWAM's profitability in light of the additional resources that had been, and would continue to be, provided to it by Ameriprise to assist in improving performance.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of the Advisory Agreement for each Fund reflected a sharing of economies of scale between CWAM and the Funds.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, based upon information provided to them by Ameriprise. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its transfer agent services. They considered that another affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. ("CMID"), serves as the Funds' distributor under a distribution agreement, and that it receives fees under the Columbia Acorn Trust's Rule 12b-1 Plan, most of which CMID pays to broker-dealers, but receives no additional compensation for its services to the Funds. In addition, Columbia Management provides sub-administration services to the Funds. The Contract Committee and the Board received information regarding the profitability of these Fund agreements to the CWAM affiliates and also reviewed information about and discussed the capabilities of each affiliated entity in performing its respective duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. They noted that the Compliance Committee reviewed CWAM's annual "soft dollar" report during the year and met with representatives from CWAM to review CWAM's soft dollar spending. The Trustees also considered that the Compliance Committee regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees noted that these reports showed that CWAM's execution capabilities were generally better than industry peers. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefitted from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM. Finally, the Trustees considered that CWAM's affiliates benefit from management fees received from Columbia Thermostat Fund's investment in other Columbia mutual funds.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees by separate vote, concluded that the advisory fees were reasonable and that the continuation of the Advisory Agreement was in the best interest of each Fund. At the Board meeting held on June 7, 2016, the Trustees approved continuation of the Advisory Agreement through July 31, 2017.

COLUMBIA ACORN FAMILY OF FUNDS

EXPENSE INFORMATION, AS OF 6/30/16

Columbia Acorn® Fund	Class A	Class B(a)	Class C	Class I	Class R	Class R4	Class R5	Class Y	Class Z
Management Fees	0.66%		0.66%	0.66%		0.66%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.24%		0.21%	0.12%		0.31%	0.17%	0.12%	0.18%
Net Expense Ratio	1.15%		1.87%	0.78%		0.97%	0.83%	0.78%	0.84%
Columbia Acorn International®
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.28%	0.61%	0.27%	0.14%	0.39%	0.34%	0.19%	0.14%	0.24%
Net Expense Ratio	1.29%	2.12%	2.03%	0.90%	1.65%	1.10%	0.95%	0.90%	1.00%
Columbia Acorn USA®
Management Fees	0.89%		0.89%	0.89%		0.89%	0.89%	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%		0.25%	0.09%		0.33%	0.19%	0.15%	0.30%
Net Expense Ratio	1.44%		2.14%	0.98%		1.22%	1.08%	1.04%	1.19%
Columbia Acorn International SelectSM
Management Fees	0.94%		0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.47%		0.51%	0.25%		0.46%	0.35%	0.30%	0.42%
Net Expense Ratio	1.66%		2.45%	1.19%		1.40%	1.29%	1.24%	1.36%
Columbia Acorn SelectSM
Management Fees	0.65%		0.65%	0.65%		0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.31%		0.29%	0.17%		0.33%	0.22%	0.17%	0.27%
Net Expense Ratio	1.21%		1.94%	0.82%		0.98%	0.87%	0.82%	0.92%
Columbia Thermostat FundSM
Management Fees	0.10%		0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%		1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%		0.15%			0.15%	0.14%	0.09%	0.15%
Net Expense Ratio(b)	0.50%		1.25%			0.25%	0.24%	0.19%	0.25%
Columbia Acorn Emerging Markets FundSM
Management Fees	1.13%		1.13%	1.13%		1.13%	1.13%	1.13%	1.13%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.45%		0.47%	0.31%		0.43%	0.33%	0.27%	0.45%
Net Expense Ratio	1.83%		2.60%	1.44%		1.56%	1.46%	1.40%	1.58%
Columbia Acorn European FundSM
Management Fees	1.19%		1.19%	1.19%		1.19%	1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.31%		0.31%	0.22%		0.31%	0.27%		0.31%
Net Expense Ratio	1.75%		2.50%	1.41%		1.50%	1.46%		1.50%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the six months ended June 30, 2016. Please see Note 4, "Fees and Other Transactions With Affiliates" in the Notes to Financial Statements of this report for information on fee waivers and/or expense reimbursements in place for Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select, Columbia Acorn Emerging Markets Fund, Columbia Acorn European Fund and Columbia Thermostat Fund.

(a)    Effective April 26, 2016, only Columbia Acorn International continues to offer Class B shares.

(b)    Does not include estimated fees and expenses of 0.52% incurred by the Fund from the underlying portfolio funds in which it invests.

COLUMBIA ACORN FAMILY OF FUNDS

Trustees

Laura M. Born

Chair of the Board

David J. Rudis

Vice Chair of the Board

Maureen M. Culhane

P. Zachary Egan

Margaret M. Eisen

Thomas M. Goldstein

John C. Heaton

Steven N. Kaplan

Charles R. Phillips

Ralph Wanger (Trustee Emeritus)

Officers

P. Zachary Egan

President

Alan G. Berkshire

Vice President

Michael G. Clarke

Assistant Treasurer

William J. Doyle

Vice President

David L. Frank

Vice President

Paul B. Goucher

Assistant Secretary

Fritz Kaegi

Vice President

John M. Kunka

Vice President, Treasurer and Principal Accounting and Financial Officer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Ryan C. Larrenaga

Assistant Secretary

Matthew A. Litfin

Vice President

Satoshi Matsunaga

Vice President

Thomas P. McGuire

Chief Compliance Officer

Louis J. Mendes

Vice President

Christopher J. Olson

Vice President

Julian Quero

Assistant Treasurer

Martha A. Skinner

Assistant Treasurer

Matthew S. Szafranski

Vice President

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Secretary

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at investor.columbiathreadneedleus.com/disclosures/proxy-voting-report.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at investor.columbiathreadneedleus.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about the funds, visit investor.columbiathreadneedleus.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our website at:

investor.columbiathreadneedleus.com

Our e-mail address is:

serviceinquiries@columbiathreadneedle.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Semiannual Report, June 30, 2016
225 Franklin Street, Boston, MA 02110

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: investor.columbiathreadneedleus.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

800.345.6611 investor.columbiathreadneedleus.com

SAR 110_12_F01_(08/16) 1568553

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	August 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date	August 19, 2016

By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date	August 19, 2016